                                                      Registration No. 333-90995
                                                                       811-09529


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-6

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
             SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM
                                     N-8B-2

                         Post-Effective Amendment No. 1


                              SEPARATE ACCOUNT IMO
            OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                           (Exact Name of Registrant)


             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                               440 Lincoln Street
                               Worcester, MA 01653
                     (Address of Principal Executive Office)

                          Charles F. Cronin, Secretary
                               440 Lincoln Street
                               Worcester, MA 01653
               (Name and Address of Agent for Service of Process)


             It is proposed that this filing will become effective:

                immediately upon filing pursuant to paragraph (b)
           -----
             X  on (May 1, 2001) pursuant to paragraph (b)
           -----
                60 days after filing pursuant to paragraph (a) (1)
           -----
                on (date) pursuant to paragraph (a) (1) of Rule 485
           -----
                this post-effective amendment designates a new effective date for a previously filed post-effective amendment
           -----
                         FLEXIBLE PREMIUM VARIABLE LIFE

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("1940 Act"), Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933 ("1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 2000 was filed on or before March 30, 2001.

                                       RECONCILIATION AND TIE BETWEEN ITEMS
                                         IN FORM N-8B-2 AND THE PROSPECTUS

ITEM NO. OF
FORM N-8B-2                          CAPTION IN PROSPECTUS
1.................................   Cover Page
2.................................   Cover Page
3.................................   Not Applicable
4.................................   Distribution
5.................................   The Company, The Separate Account and the Underlying Funds
6.................................   The Separate Account
7.................................   Not Applicable
8.................................   Not Applicable
9.................................   Legal Proceedings
10................................   Summary; Description of the Company, The Separate Account and the
                                     Underlying Funds; The Policy; Policy Termination and Reinstatement; Other
                                     Policy Provisions
11................................   Summary; The Underlying Funds;  Investment Objectives and Policy
12................................   Summary; The Underlying Funds
13................................   Summary; The Underlying Funds; Charges and Deductions
14................................   Summary; Applying for a Policy
15................................   Summary; Applying for a Policy; Payments; Allocation of Net Premiums
16................................   The Separate Account; The Underlying Funds;  Payments; Allocation of Net
                                     Premiums
17................................   Summary; Surrender; Partial Withdrawal; Charges and Deductions; Policy
                                     Termination and Reinstatement
18................................   The Separate Account; The Underlying Funds;  Payments
19................................   Reports; Voting Rights
20................................   Not Applicable
21................................   Summary; Policy Loans; Other Policy Provisions
22................................   Other Policy Provisions
23................................   Not Required
24................................   Other Policy Provisions
25................................   The Company
26................................   Not Applicable
27................................   The Company
28................................   Directors and Principal Officers of the Company
29................................   The Company
30................................   Not Applicable
31................................   Not Applicable
32................................   Not Applicable
33................................   Not Applicable
34................................   Not Applicable
35................................   Distribution
36................................   Not Applicable
37................................   Not Applicable
38................................   Summary; Distribution
39................................   Summary; Distribution
40................................   Not Applicable
41................................   The Company, Distribution
42................................   Not Applicable


43................................   Not Applicable
44................................   Payments; Policy Value and Cash Surrender Value
45................................   Not Applicable
46................................   Policy Value and Cash Surrender Value; Federal Tax Considerations
47................................   The Company
48................................   Not Applicable
49................................   Not Applicable
50................................   The Separate Account
51................................   Cover Page; Summary; Charges and Deductions; The Policy; Policy
                                     Termination and Reinstatement; Other Policy Provisions
52................................   Addition, Deletion or Substitution of Investments
53................................   Federal Tax Considerations
54................................   Not Applicable
55................................   Not Applicable
56................................   Not Applicable
57................................   Not Applicable
58................................   Not Applicable
59................................   Not Applicable

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                            WORCESTER, MASSACHUSETTS
   INDIVIDUAL SURVIVORSHIP FLEXIBLE PAYMENT VARIABLE LIFE INSURANCE POLICIES

This Prospectus provides important information about an individual survivorship flexible premium variable life insurance Policy issued by Allmerica Financial Life Insurance and Annuity Company. The policies are funded through the Separate Account IMO, a separate investment account of the Company that is referred to as the Variable Account. Life insurance coverage is provided for two Insureds, with Death Proceeds payable at death of the surviving Insured. Both Insureds must be age 85 or under on the Date of Issue. PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE.

The Separate Account is subdivided into Sub-Accounts. Each Sub-Account invests exclusively in shares of one of the following Funds:


ALLMERICA INVESTMENT TRUST                     FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
AIT Core Equity Fund                           Fidelity VIP II Contrafund-Registered
AIT Equity Index Fund                          Trademark- Portfolio
AIT Government Bond Fund                       FIDELITY VARIABLE INSURANCE PRODUCTS FUND III
AIT Money Market Fund                          Fidelity VIP III Growth & Income Portfolio
AIT Select Aggressive Growth Fund              Fidelity VIP III Mid Cap Portfolio
AIT Select Capital Appreciation Fund           FRANKLIN TEMPLETON VARIABLE INSURANCE
AIT Select Emerging Markets Fund               PRODUCTS TRUST (CLASS 2)
AIT Select Growth Fund                         FT VIP Franklin Small Cap Fund
AIT Select Growth and Income Fund              FT VIP Mutual Shares Securities Fund
AIT Select International Equity Fund           INVESCO VARIABLE INVESTMENT FUNDS, INC.
AIT Select Investment Grade Income Fund        INVESCO VIF Dynamics Fund
AIT Select Strategic Growth Fund               INVESCO VIF Health Sciences Fund
AIT Select Strategic Income Fund               JANUS ASPEN SERIES (SERVICE SHARES)
AIT Select Value Opportunity Fund              Janus Aspen Aggressive Growth Portfolio
AIM VARIABLE INSURANCE FUNDS                   Janus Aspen Growth Portfolio
AIM V.I. Aggressive Growth Fund                Janus Aspen Growth and Income Portfolio
AIM V.I. Blue Chip Fund                        Janus Aspen International Growth Portfolio
AIM V.I. Value Fund                            PIONEER VARIABLE CONTRACTS TRUST (CLASS II)
ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.   Pioneer Emerging Markets VCT Portfolio
(CLASS B)                                      Pioneer Fund VCT Portfolio
Alliance Growth and Income Portfolio           Pioneer High Yield VCT Portfolio
Alliance Premier Growth Portfolio              Pioneer Real Estate Growth VCT Portfolio
DEUTSCHE ASSET MANAGEMENT VIT FUNDS            SCUDDER VARIABLE SERIES II
Deutsche VIT EAFE Equity Index                 Scudder Technology Growth Portfolio
Deutsche VIT Small Cap Index                   SVS Dreman Financial Services Portfolio
FIDELITY VARIABLE INSURANCE PRODUCTS FUND      T. ROWE PRICE INTERNATIONAL SERIES, INC.
Fidelity VIP Equity-Income Portfolio           T. Rowe Price International Stock Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov).

                               DATED MAY 1, 2001
                            WORCESTER, MASSACHUSETTS

(continued)

Policy owners may, within limits, choose the amount of initial payment and vary the frequency and amount of future payments. The Policy allows partial withdrawals and full surrender of the Policy's surrender value, within limits.


We offer a variety of variable life policies. They may offer features, including investment options, fees and/or charges that are different from those in the policies offered by this Prospectus. The policies may be offered through different distributors. Upon request, your financial representative can show you information regarding other life policies offered by the Company. You can also contact us directly to find out more about these life policies.


THE POLICIES ARE NOT SUITABLE FOR SHORT-TERM INVESTMENT. VARIABLE LIFE POLICIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL. IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH THE POLICY. THIS LIFE POLICY IS NOT: A BANK DEPOSIT OR OBLIGATION; OR FEDERALLY INSURED; OR ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY.


CORRESPONDENCE MAY BE MAILED TO:
ALLMERICA LIFE                       440 LINCOLN STREET
P.O. BOX 8179                        WORCESTER, MASSACHUSETTS 01653
BOSTON, MA 02266-8179                (508) 855-1000

                               TABLE OF CONTENTS


SPECIAL TERMS...............................................       5
SUMMARY OF FEES AND CHARGES.................................       8
SUMMARY OF POLICY FEATURES..................................      14
DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT, AND THE
UNDERLYING FUNDS............................................      21
INVESTMENT OBJECTIVES AND POLICIES..........................      24
THE POLICY..................................................      28
  Applying for a Policy.....................................      28
  Free-Look Period..........................................      28
  Conversion Privilege......................................      29
  Payments..................................................      29
  Allocation of Net Payments................................      30
  Transfer Privilege........................................      30
  Death Benefit.............................................      31
  Election of Death Benefit Options.........................      32
  Changing Between Death Benefit Option 1 and Option 2......      35
  Guaranteed Death Benefit Rider............................      36
  Change in Face Amount.....................................      37
  Policy Value..............................................      38
  Payment Options...........................................      39
  Optional Insurance Benefits...............................      39
  Surrender.................................................      39
  Partial Withdrawal........................................      40
CHARGES AND DEDUCTIONS......................................      41
  Deductions from Payments..................................      41
  Monthly Charges (The Monthly Deduction)...................      41
  Computing Insurance Protection Charges....................      42
  Fund Expenses.............................................      45
  Surrender Charge..........................................      45
  Partial Withdrawal Costs..................................      46
  Transfer Charges..........................................      46
  Other Administrative Charges..............................      46
POLICY LOANS................................................      47
  Preferred Loan Option.....................................      47
  Repayment of Outstanding Loan.............................      47
  Effect of Policy Loans....................................      47
POLICY TERMINATION AND REINSTATEMENT........................      48
  Termination...............................................      48
  Reinstatement.............................................      48
OTHER POLICY PROVISIONS.....................................      49
  Policy Owner..............................................      49
  Beneficiary...............................................      49
  Assignment................................................      49
  Limit on Right to Challenge Policy........................      50
  Suicide...................................................      50
  Notice of First Insured to Die............................      50
  Misstatement of Age or Sex................................      50
  Delay of Payments.........................................      50
FEDERAL TAX CONSIDERATIONS..................................      51
  The Company and the Variable Account......................      51
  Taxation of the Policies..................................      51
  Policy Loans..............................................      51

  Modified Endowment Policies...............................      52
  Estate and Generation-Skipping Taxes......................      53
VOTING RIGHTS...............................................      53
DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY.............      54
DISTRIBUTION................................................      55
REPORTS.....................................................      55
LEGAL PROCEEDINGS...........................................      56
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS...........      56
FURTHER INFORMATION.........................................      56
MORE INFORMATION ABOUT THE FIXED ACCOUNT....................      57
  General Description.......................................      57
  Fixed Account Interest....................................      57
  Transfers, Surrenders, Partial Withdrawals................      57
INDEPENDENT ACCOUNTANTS.....................................      58
FINANCIAL STATEMENTS........................................      58
APPENDIX A -- GUIDELINE MINIMUM DEATH BENEFIT FACTORS
TABLE.......................................................     A-1
APPENDIX B -- OPTIONAL INSURANCE BENEFITS...................     B-1
APPENDIX C -- SURRENDER CHARGES.............................     C-1
APPENDIX D -- MONTHLY EXPENSE CHARGES.......................     D-1
APPENDIX E -- ILLUSTRATIONS.................................     E-1
APPENDIX F -- PERFORMANCE INFORMATION.......................     F-1
FINANCIAL STATEMENTS........................................   FIN-1

                                 SPECIAL TERMS

AGE: how old each Insured is on the birthday closest to a Policy anniversary.

BENEFICIARY: the person or persons you name to receive the Net Death Benefit when the Insured dies.

COMPANY: Allmerica Financial Life Insurance and Annuity Company. "We," "our," "us," and "the Company" refer to Allmerica Financial Life Insurance and Annuity Company in this Prospectus.

DATE OF ISSUE: the date the Policy was issued, used to measure the monthly processing date, Policy months, Policy years and Policy anniversaries.

DEATH BENEFIT: the amount payable upon the death of the surviving Insured before the Final Payment Date, prior to deductions for any outstanding loan and partial withdrawals, partial withdrawal costs, and due and unpaid monthly deductions.

EVIDENCE OF INSURABILITY: information, including medical information, used to decide the Insureds' Underwriting Class.

FACE AMOUNT: the amount of insurance coverage applied for. The initial Face Amount is shown in your Policy.

FINAL PAYMENT DATE: the Policy anniversary nearest the younger Insured's 100th birthday. After this date, no payments may be made. See Net Death Benefit.

FIXED ACCOUNT: a guaranteed account of the general account that guarantees principal and a fixed interest rate.


FUNDS (UNDERLYING FUNDS): investment portfolios of Allmerica Investment Trust ("Trust" or "AIT"), AIM Variable Insurance Funds ("AVIF"), Alliance Variable Products Series Fund, Inc. ("Alliance"), Deutsche Asset Management VIT Funds ("Deutsche VIT"), Fidelity Variable Insurance Products Fund ("Fidelity VIP"), Fidelity Variable Insurance Products Fund II ("Fidelity VIP II"), Fidelity Variable Insurance Products Fund III ("Fidelity VIP III"), Franklin Templeton Variable Insurance Products Trust ("FT VIP"), INVESCO Variable Investment Funds, Inc. ("INVESCO VIF"), Janus Aspen Series ("Janus Aspen"), Pioneer Variable Contracts Trust ("Pioneer VCT"), Scudder Variable Series II ("SVS") and T. Rowe Price International Series, Inc. ("T. Rowe Price").


GENERAL ACCOUNT: all our assets other than those held in a separate investment account.

GUIDELINE MINIMUM DEATH BENEFIT: the minimum death benefit required to qualify the Policy as "life insurance" under federal tax laws. The Guideline Minimum Death Benefit is the PRODUCT of:

    - The Policy Value TIMES

    - A percentage factor.

The percentage factor is a percentage that, when multiplied by the Policy Value, determines the minimum death benefit required under federal tax laws. If Death Benefit Option 3 is in effect, the percentage factor is based on both Insured's attained age, sex, and Underwriting Class, as set forth in the Policy. If Death Benefit Option 1 or Death Benefit Option 2 is in effect, the percentage factor is based on the younger Insured's attained age, as set forth in APPENDIX A -- GUIDELINE MINIMUM DEATH BENEFIT FACTORS TABLE.

INSURANCE PROTECTION AMOUNT: the death benefit less the Policy Value.

INSUREDS: The two persons covered under the Policy.

LOAN VALUE: the maximum amount you may borrow under the Policy.

MINIMUM MONTHLY PAYMENT: a monthly amount shown in your Policy. If you pay this amount, we guarantee that your Policy will not lapse before the 49th monthly processing date from the Date of Issue or increase in Face Amount, within limits.

MONTHLY PROCESSING DATE: the date, shown in your Policy, when Monthly Insurance Protection charges are deducted.

NET DEATH BENEFIT: Upon the death of the surviving Insured, the Net Death Benefit is:

    - The death benefit under either Death Benefit Option 1, Death Benefit Option 2, or Death Benefit Option 3, MINUS

    - Any outstanding loan on the date of the surviving Insured's death, partial withdrawals, partial withdrawal costs, and due and unpaid monthly deductions.

Where permitted by state law, we will compute the Net Death Benefit on the date we receive due proof of the surviving Insured's death under Death Benefit Option 2 and on the date of death for Death Benefit Options 1 and 3. If required by state law, we will compute the Net Death Benefit on the date of death for Death Benefit Option 2.

NET PAYMENT: your payment less a payment expense charge.

OUTSTANDING LOAN: all unpaid Policy loans plus loan interest due or accrued.

POLICY CHANGE: any change in the Face Amount, the addition or deletion of a Rider, underwriting reclassifications, or a change in death benefit option (Option 1 or Option 2).

POLICY OWNER: the person who may exercise all rights under the Policy, with the consent of any irrevocable beneficiary. "You" and "your" refer to the Policy owner in this Prospectus.

POLICY VALUE: the total value of your Policy. It is the sum of the:

    - Value of the units of the sub-accounts credited to your Policy plus

    - Accumulation in the Fixed Account credited to the Policy

PREMIUM: a payment you must make to us to keep the Policy in force.

PRINCIPAL OFFICE: our office at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO-RATA ALLOCATION: an allocation among the Fixed Account and the Sub-Accounts in the same proportion that, on the date of allocation, the unloaned Policy Value in the Fixed Account and the Policy Value in each sub-account bear to the total unloaned Policy Value.

SUB-ACCOUNT: a subdivision of the Variable Account investing exclusively in the shares of a fund.

SURRENDER VALUE: the amount payable on a full surrender. It is the Policy Value less any outstanding loan and surrender charges.

UNDERWRITING CLASS: the insurance risk classification that we assign each Insured based on the information in the application and other evidence of insurability we consider. Each Insured's Underwriting Class will affect the monthly charges and the payment required to keep the Policy in force.

UNIT: a measure of your interest in a Sub-Account.

VALUATION DATE: any day on which the net asset value of the shares of any funds and unit values of any sub-accounts are computed. Valuation Dates currently occur on:

    - Each day the New York Stock Exchange is open for trading

    - Other days (other than a day during which no payment, partial withdrawal or surrender of a Policy was received) when there is a sufficient degree of trading in a fund's portfolio securities so that the current net asset value of the sub-accounts may be materially affected

VALUATION PERIOD: the interval between two consecutive Valuation Dates.

VARIABLE ACCOUNT: Separate Account IMO, one of our separate investment accounts.

WRITTEN REQUEST: your request in writing, satisfactory to us, received at our Principal Office.

                          SUMMARY OF FEES AND CHARGES

WHAT CHARGES WILL I INCUR UNDER MY POLICY?

The following charges will apply to your Policy under the circumstances described. Some of these charges apply throughout the Policy's duration. Other charges apply only if you choose options under the Policy.

    - From each payment, we will deduct a Payment Expense Charge of 8.35%, which is composed of the following:

       PREMIUM TAX CHARGE -- A current premium tax deduction of 2.35% of payments represents our average expenses for state and local premium taxes,

       DEFERRED ACQUISITION COSTS ("DAC TAX") CHARGE -- A current DAC tax deduction of 1.00% of payments helps reimburse us for federal taxes imposed on our deferred acquisition costs of the Policies.

       FRONT-END SALES LOAD -- From each payment, we will deduct a charge of 5.0% of the payment to partially compensate us for Policy sales expenses.

    - We deduct the following monthly charges (the "Monthly Deduction") from Policy Value:

       MONTHLY INSURANCE PROTECTION CHARGE -- The Monthly Insurance Protection Charge will be charged on each monthly processing date until the Final Payment Date. This charge compensates us for providing life insurance coverage for the Insureds. The charge is equal to a specified amount that varies with the sexes (unisex rates required by state law), Ages and Underwriting Classes of the Insureds and Death Benefit Option selected, for each $1,000 of the Policy's Face Amount. The maximum rate per $1000 of Face Amount, considering all possible combinations of sexes, Ages, and Underwriting Classes, and Death Benefit Option selected, is $83.33.

       MONTHLY EXPENSE CHARGE -- The Monthly Expense Charge will be charged on the monthly processing date for the first ten years after issue or an increase in Face Amount. This charge reimburses the Company for underwriting and acquisition costs. The charge is equal to a specified amount that varies with the Ages and sexes of the Insureds, for each $1,000 of the Policy's Face Amount. The maximum unit rate per $1000 of Face Amount, considering all possible combinations of Ages and sexes, is $0.83 per month at Age 85. For more information, see APPENDIX D -- MONTHLY EXPENSE CHARGES.

       MONTHLY MAINTENANCE FEE -- A deduction of $16.00 for Years 1-5 and $6.00 in Years 6 and over will be taken from the Policy Value on each monthly processing date up to the Final Payment Date to reimburse the Company for expenses related to issuance and maintenance of the Contract.

       MONTHLY MORTALITY AND EXPENSE RISK CHARGE -- This charge is currently equal to an annual rate of 0.30% of the Policy Value in each sub-account for the first 20 Policy years and an annual rate of 0.10% for Policy Year 21 and later. The charge is calculated based on the Policy Value in the sub-accounts of the Variable Account (but not the Fixed Account) as of the prior Monthly Processing Date. The Company may increase this charge, subject to state and federal law, to an annual rate of 0.55% of the Policy Value in each sub-account for the first 20 Policy years and an annual rate of 0.35% for Policy Year 21 and later. This charge compensates us for assuming mortality and expense risks for variable interests in the Policies. This charge will continue to be assessed after the Final Payment Date.

       MONTHLY RIDER CHARGES -- These charges will vary based on the Riders selected and by the sexes, Ages, and Underwriting Classifications of the Insureds.

    - The charges below apply only if you surrender your Policy or make partial withdrawals:

       SURRENDER CHARGE -- A surrender charge will apply to a full surrender or decrease in Face Amount for up to 10 years from Date of Issue of the Policy or from the date of increase in Face Amount. This charge applies only on a full surrender or decrease in Face Amount within ten years of the Date of Issue or of an increase in Face Amount, respectively. The amount of the Surrender Charges decreases by one-ninth (11.11%) each year to zero by the 10th contract year.

       - If there are increases in the Face Amount, each increase will have a corresponding surrender charge. These charges will be specified in a supplemental schedule of benefits at the time of the increase.

       - The maximum Surrender Charge is equal to a specified amount that varies with the age, sex, and Underwriting Class of both Insureds for each $1,000 of the Policy's Face Amount. The maximum rate per $1000 of Face Amount, considering all possible combinations of sexes, issue ages, and underwriting classes of the Insureds, is $54.65. For more information, see CHARGES AND DEDUCTIONS -- "Surrender Charge" and APPENDIX C -- SURRENDER CHARGES.

       PARTIAL WITHDRAWAL CHARGES -- For each partial withdrawal, we deduct the following charges from Policy Value:

       - A transaction fee of 2% of the amount withdrawn, not to exceed $25 for each partial withdrawal (including a Free 10% Withdrawal)

       - A partial withdrawal charge of 5.0% (but not to exceed the amount of the outstanding surrender charge) of a withdrawal exceeding the "Free 10% Withdrawal," described below

       The partial withdrawal charge does not that apply to:

       - That part of a withdrawal equal to 10% of the Policy Value in a Policy year, less prior free withdrawals made in the same Policy year ("Free 10% Withdrawal")

       - Withdrawals when no surrender charge applies.

We reduce the Policy's outstanding surrender charge, if any, by partial withdrawal charges that are deducted.

The charges below are designed to reimburse us for Policy administrative costs, and apply under the following circumstances:

       CHARGE FOR OPTIONAL GUARANTEED DEATH BENEFIT RIDER -- A one time administrative charge of $25 will be deducted from Policy Value when the Rider is elected.

       TRANSFER CHARGE -- Currently, the first 12 transfers of Policy Value in a Policy year are free. A current transfer charge of $10, never to exceed $25, applies for each additional transfer in the same Policy year. This charge is for the costs of processing the transfer.

    - We reserve the right to charge for other administrative costs we incur. While there are no current charges for these costs, we may impose a charge for

       - Changing net payment allocation instructions

       - Changing the allocation of the Monthly Deduction among the various sub-accounts

       - Providing a projection of values

WHAT ARE THE EXPENSES AND FEES OF THE FUNDS?


In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Funds. The levels of fees and expenses vary among the Underlying Funds. The following table shows the expenses of the Underlying Funds for 2000.



                                                               SERVICE                            TOTAL FUND
                                            MANAGEMENT FEE     FEES OR      OTHER EXPENSES      EXPENSES (AFTER
                                              (AFTER ANY        12B-1     (AFTER ANY WAIVERS/    ANY WAIVERS/
UNDERLYING FUND                           VOLUNTARY WAIVERS)    FEES*       REIMBURSEMENTS)     REIMBURSEMENTS)
---------------                           ------------------   --------   -------------------   ---------------
AIT Core Equity Fund**..................        0.52%           0.00%            0.05%           0.57%(1)(2)
AIT Equity Index Fund...................        0.27%           0.00%            0.06%           0.33%(1)(2)
AIT Government Bond Fund................        0.50%           0.00%            0.11%           0.61%(1)
AIT Money Market Fund**.................        0.31%           0.00%            0.05%           0.36%(1)
AIT Select Aggressive Growth Fund.......        0.78%           0.00%            0.05%           0.83%(1)(2)
AIT Select Capital Appreciation Fund....        0.87%           0.00%            0.07%           0.94%(1)(2)
AIT Select Emerging Markets Fund........        1.35%           0.00%            0.54%           1.89%(1)(2)
AIT Select Growth Fund..................        0.76%           0.00%            0.05%           0.81%(1)(2)
AIT Select Growth and Income Fund.......        0.67%           0.00%            0.06%           0.73%(1)
AIT Select International Equity Fund....        0.88%           0.00%            0.11%           0.99%(1)(2)
AIT Select Investment Grade Income
 Fund...................................        0.42%           0.00%            0.07%           0.49%(1)
AIT Select Strategic Growth Fund........        0.85%           0.00%            0.30%           1.15%(1)(2)
AIT Select Strategic Income Fund***.....        0.60%           0.00%            0.17%           0.77%(1)
AIT Select Value Opportunity Fund.......        0.88%           0.00%            0.06%           0.94%(1)(2)
AIM V.I. Aggressive Growth Fund.........        0.80%           0.00%            0.46%           1.26%(3)
AIM V.I. Blue Chip Fund.................        0.02%           0.00%            1.38%           1.40%(3)(4)
AIM V.I. Value Fund.....................        0.61%           0.00%            0.23%           0.84%
Alliance Growth and Income Portfolio
 (Class B)..............................        0.63%           0.25%            0.07%           0.95%
Alliance Premier Growth Portfolio
 (Class B)..............................        1.00%           0.25%            0.05%           1.30%
Deutsche VIT EAFE Equity Index..........        0.45%           0.00%            0.20%           0.65%(5)
Deutsche VIT Small Cap Index............        0.35%           0.00%            0.10%           0.45%(5)
Fidelity VIP Equity-Income Portfolio....        0.48%           0.00%            0.08%           0.56%(6)
Fidelity VIP Growth Portfolio...........        0.57%           0.00%            0.08%           0.65%(6)
Fidelity VIP High Income Portfolio......        0.58%           0.00%            0.10%           0.68%(6)
Fidelity VIP II Contrafund-Registered
 Trademark- Portfolio...................        0.57%           0.00%            0.09%           0.66%(6)
Fidelity VIP III Growth & Income
 Portfolio..............................        0.48%           0.00%            0.10%           0.58%(6)
Fidelity VIP III Mid Cap Portfolio......        0.57%           0.00%            0.17%           0.74%(6)
FT VIP Franklin Small Cap Fund
 (Class 2)..............................        0.53%           0.25%            0.28%           1.06%(7)(8)(9)
FT VIP Mutual Shares Securities Fund
 (Class 2)..............................        0.60%           0.25%            0.20%           1.05%(7)
INVESCO VIF Dynamics Fund...............        0.75%           0.00%            0.34%           1.09%(10)
INVESCO VIF Health Sciences Fund........        0.75%           0.00%            0.32%           1.07%(10)
Janus Aspen Aggressive Growth Portfolio
 (Service Shares).......................        0.65%           0.25%            0.02%           0.92%(11)
Janus Aspen Growth Portfolio (Service
 Shares)................................        0.65%           0.25%            0.02%           0.92%(11)
Janus Aspen Growth and Income Portfolio
 (Service Shares).......................        0.65%           0.25%            0.21%           1.11%(11)
Janus Aspen International Growth
 Portfolio (Service Shares).............        0.65%           0.25%            0.06%           0.96%(11)
Pioneer Emerging Markets VCT Portfolio
 (Class II) ****........................        0.36%           0.25%            1.50%           2.11%(12)(13)
Pioneer Fund VCT Portfolio
 (Class II) ****........................        0.65%           0.25%            0.03%           0.93%(14)
Pioneer High Yield VCT Portfolio
 (Class II) *****.......................        0.30%           0.25%            0.95%           1.50%(12)
Pioneer Real Estate Growth VCT Portfolio
 (Class II) *****.......................        0.80%           0.25%            0.30%           1.35%(14)
Scudder Technology Growth Portfolio.....        0.75%           0.00%            0.07%           0.82%(15)(16)
SVS Dreman Financial Services
 Portfolio..............................        0.75%           0.00%            0.15%           0.90%(15)(16)(17)
T. Rowe Price International Stock
 Portfolio..............................        1.05%           0.00%            0.00%           1.05%(18)



* The Company may receive service fees or 12b-1 fees from the Underlying Funds in return for providing certain services. In addition, the Company may receive fees from the investment advisers or other service providers for providing such services.

**     Effective October 1, 2000, the management fee rates for the AIT Core
      Equity Fund and AIT Money Market Fund were revised. The Management Fee and Total Fund Expense ratios shown in the table above have been adjusted to reflect current revised fee rates.



***    This portfolio commenced operations on July 3, 2000. "Other Expenses" are based upon estimated amounts for the current fiscal year.



****   Class II shares of the Pioneer Emerging Markets VCT Portfolio and Pioneer
      Fund VCT Portfolio commenced operations on May 1, 2000; therefore, expenses shown are annualized.



*****   Class II shares of the Pioneer High Yield VCT Portfolio commenced operations on May 1, 2001 and Class II shares of the Pioneer Real Estate Growth VCT Portfolio commenced operations on August 1, 2000; therefore expenses shown are estimated. For the fiscal year ending December 31, 2001, assuming no voluntary limitation, total expenses attributable to Class II shares as a percentage of average daily net assets are estimated to be 2.10% for the Pioneer High Yield VCT Portfolio.



(1) Through December 31, 2001, Allmerica Financial Investment Management Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.50% of average net assets for AIT Select International Equity Fund, 1.35% for AIT Select Aggressive Growth Fund and AIT Select Capital Appreciation Fund, 1.25% for AIT Select Value Opportunity Fund, 1.20% for AIT Select Growth Fund, AIT Select Strategic Growth Fund and AIT Core Equity Fund, 1.10% for AIT Select Growth and Income Fund, 1.00% for AIT Select Strategic Income Fund, AIT Select Investment Grade Income Fund and AIT Government Bond Fund, and 0.60% for AIT Money Market Fund and AIT Equity Index Fund. The total operating expenses of the funds were less than their respective expense limitations throughout 2000.



      In addition, through December 31, 2001, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the AIT Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-advisor.



      Through December 31, 2001, the AIT Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets.



      The declaration of a voluntary management fee or expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to these Funds. These limitations may be terminated at any time.



(2) These Funds have entered into agreements with brokers whereby the brokers rebate a portion of commissions. These amounts have been treated as reductions of expenses. Including these reductions, total annual fund operating expenses were 0.52% for AIT Core Equity Fund, 0.32% for AIT Equity Index Fund, 0.81% for AIT Select Aggressive Growth Fund, 0.93% for AIT Select Capital Appreciation Fund, 1.84% for AIT Select Emerging Markets Fund, 0.80% for AIT Select Growth Fund, 0.98% for AIT Select International Equity Fund, 1.10% for AIT Select Strategic Growth Fund, and 0.87% for AIT Select Value Opportunity Fund.



(3)    Expenses have been restated to reflect current fees.



(4) After fee waivers and restated to reflect current fees. The investment advisor has agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to limit total annual fund operating expenses to 1.40% of average daily net assets until December 31, 2001. Total annual fund operating expenses before waivers and reimbursements were 2.13%.



(5) The investment advisor of Deutsche VIT EAFE Equity Index Fund and Deutsche VIT Small Cap Index Fund has voluntarily agreed to waive its fee and to reimburse the Fund for certain expenses resulting in a reduction of total expenses. Absent any waiver or reimbursement, the Total Fund

      Expenses would have been .92% and .69% for Deutsche VIT EAFE Equity Index Fund and Deutsche VIT Small Cap Index Fund , respectively, for the year ended December 31, 2000.



(6) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses.



(7) The Fund's class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.



(8) Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights table included in the Fund's Annual Report to Shareholders for the fiscal year ended
      December 31, 2000 because they have been restated due to a new management agreement effective May 1, 2000.



(9) The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in Franklin Templeton Money Fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. Including this reduction the Total Operating Expenses were 1.02%.



(10) The Fund's actual Other Expenses and Total Annual Fund Operating Expenses were lower than the figures shown, because their custodian fees were reduced under an expense offset arrangement.



(11) Expenses are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee for Janus Aspen Growth, Aggressive Growth, International Growth and Growth and Income Portfolios. Expenses are stated both with and without contractual waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least until the next annual renewal of the advisory agreement. All expenses are shown without the effect of any expense offset arrangements.



(12) Pioneer Investment Management, Inc. ("Pioneer") has agreed voluntarily through December 31, 2001 to limit its management fee and, if necessary, to limit other operating expenses of Class I shares of the Pioneer Emerging Markets VCT Portfolio and the Pioneer High Yield VCT Portfolio to 1.75% and 1.25%, respectively, of the average daily net assets attributable to Class I shares. The portion of portfolio expenses attributable to Class II shares will be reduced only to the extent such expenses are reduced for Class I shares. The declaration of a voluntary limitation and/or reimbursement in any year does not bind Pioneer to declare further expense limitations with respect to these portfolios. These agreements are voluntary and may be terminated with notice.



      Excluding certain offset arrangements, but after the effect of the voluntary limitation, expenses attributable to Class II shares would have been 2.11% for the Pioneer Emerging Markets VCT Portfolio. For the fiscal year ended December 31, 2000, assuming no voluntary limitations and no expense offset arrangements, portfolio expenses as a percentage of average daily net assets attributable to Class II shares were 4.47% for the Pioneer Emerging Markets VCT Portfolio.



(13) Total expenses are gross of amounts paid in connection with certain expense offset arrangements. Assuming reduction for expense offset arrangements, total operating expenses attributable to Class II shares for the fiscal period ended December 31, 2000, were 2.09% for the Pioneer Emerging Markets VCT Portfolio.



(14) Pioneer has agreed voluntarily through December 31, 2001 to limit its management fee and, if necessary, to limit other operating expenses of Class I shares of the Pioneer Fund VCT Portfolio and Pioneer Real Estate Growth VCT Portfolio to 1.25% of the average daily net assets attributable to Class I shares. The portion of portfolio expenses attributable to Class II shares will be reduced only to the extent such expenses are reduced for Class I shares. The total operating expenses attributable to Class I shares of these portfolios were less than their respective expense limitations during 2000. The declaration of a voluntary limitation and/or reimbursement in any year does not bind Pioneer to declare further expense limitations with respect to these portfolios. These agreements are voluntary and may be terminated with notice.



(15) Effective 5/1/01, Kemper Variable Series became Scudder Variable Series II. Kemper Technology Series became Scudder Technology Growth Portfolio and KVS Dreman Financial Services Portfolio became SVS Dreman Financial Services Portfolio.



(16)    Pursuant to their respective agreements with Scudder Variable
      Series II, the investment manager and the accounting agent have agreed, for the one year period commencing on May 1, 2001, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described portfolios to the amounts set forth after the portfolio names: SVS Dreman Financial Services (0.99%) and Scudder Technology Growth (0.95%).



(17)    "Other Expenses" have been restated to exclude reorganization costs.



(18)    Management fees include operating expenses.


The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.

                           SUMMARY OF POLICY FEATURES

This Summary is intended to provide only a very brief overview of the more significant aspects of the Policy. If you are considering the purchase of this product, you should read the remainder of this Prospectus carefully before making a decision. It offers a more complete presentation of the topics presented here, and will help you better understand the product. However, the Policy, together with its attached application, constitutes the entire agreement between you and the Company.

There is no guaranteed minimum Policy Value. The value of a Policy will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the General Account. The Policy Value will also be adjusted for other factors, including the amount of charges imposed. The Policy will terminate if Policy Value is insufficient to cover certain monthly charges plus loan interest accrued or if Outstanding Loans exceed the Policy Value. The Policy Value may decrease to the point where the Policy will lapse and provide no further death benefit without additional premium payments, unless the optional Guaranteed Death Benefit Rider is in effect. This Rider may not be available in all states.

WHAT IS THE POLICY'S OBJECTIVE?

The objective of the Policy is to give permanent life insurance protection and help you build assets tax-deferred. Features available through the Policy include:

    - A Net Death Benefit that can protect your family

    - Death Benefit Payment options that can guarantee an income for life

    - A personalized investment portfolio

    - Experienced professional investment advisers

    - Tax deferral on earnings.

While the Policy is in force, it will provide:

    - Life insurance coverage on the Insureds

    - Policy Value

    - Surrender rights and partial withdrawal rights

    - Loan privileges

    - Optional insurance benefits available by Rider.

The Policy combines features and benefits of traditional life insurance with the advantages of professional money management. However, unlike the fixed benefits of ordinary life insurance, the Policy Value and the Death Benefit will increase or decrease depending on investment results. Unlike traditional insurance policies, the Policy has no fixed schedule for payments. Within limits, you may make payments of any amount and frequency. While you may establish a schedule of payments ("planned payments"), the Policy will not necessarily lapse if you fail to make planned payments. Also, making planned payments will not guarantee that the Policy will remain in force.

WHO ARE THE KEY PERSONS UNDER THE POLICY?

The Policy is a contract between you and us. Each Policy has a Policy Owner
(you), two Insureds, and a beneficiary. The Insureds are the persons covered under the Policy. The beneficiary is the person who receives the Net Death Benefit when the surviving Insured dies. As Policy Owner, you make payments, choose investment allocations, and select the Insureds and beneficiary.

WHAT HAPPENS WHEN THE SURVIVING INSURED DIES?

We will pay the Net Death Benefit to the beneficiary upon the death of the surviving Insured while the Policy is in effect. There are no Death Proceeds payable on the death of the first Insured to die. You may choose between three death benefit options. Under Death Benefit Option 1 and Death Benefit Option 3, the death benefit is the greater of (1) the Face Amount (the amount of insurance applied for) or (2) the Guideline Minimum Death Benefit (the Guideline Minimum Death Benefit federal tax law requires). Under Death Benefit Option 2, the death benefit is the greater of (1) the sum of the Face Amount and Policy Value or (2) the Guideline Minimum Death Benefit. The Guideline Minimum Death Benefit under Death Benefit Options 1 and 2 is equivalent to a percentage (determined each month based on the younger Insured's Age) of the Policy Value. The Guideline Minimum Death Benefit for Death Benefit Option 3 is equivalent to a percentage (determined each month based on both Insured's attained age, sex, and Underwriting Class) of the Policy Value. For more information, see "Election of Death Benefit Option" under THE POLICY.

The Net Death Benefit is the death benefit less any outstanding loan, partial withdrawals, partial withdrawal costs, and due and unpaid monthly deductions. The beneficiary may receive the Net Death Benefit in a lump sum or under one of the Company's payment options.

An optional Guaranteed Death Benefit Rider is available ONLY AT ISSUE OF THE POLICY. (The Guaranteed Death Benefit Rider may not be available in all states). If this Rider is in effect, the Company:

    - guarantees that your Policy will not lapse regardless of the investment performance of the Variable Account; and

    - provides a guaranteed Net Death Benefit.

In order to maintain the Guaranteed Death Benefit Rider, certain minimum premium payment tests must be met on each Policy anniversary and within 48 months following the Date of Issue and/or the date of any increase in Face Amount, as described below. In addition, a one-time administrative charge of $25 will be deducted from Policy Value when the Rider is elected. Certain transactions, including Policy loans, partial withdrawals, underwriting reclassifications, change in face amount, and changes in Death Benefit Options, can result in the termination of the Rider. IF THIS RIDER IS TERMINATED, IT CANNOT BE REINSTATED. FOR MORE INFORMATION, SEE "Guaranteed Death Benefit Rider."

CAN I EXAMINE THE POLICY?

Yes. You have the right to examine and cancel your Policy by returning it to us or to one of our representatives on or before the 10 days after you receive the Policy or longer when state law so requires. There may be a longer period in certain jurisdictions; see the "Right to Examine" provision in your Contract.

If your Policy provides for a full refund of payments under its "Right to Examine Policy" provision, the Company will mail a refund to you within seven days. We may delay a refund of any payment made by check until the check has cleared the bank.

Where required by state law, your refund will be the GREATER of:

    - Your entire payment OR

    - The Policy Value PLUS deductions under the Policy or by the funds for taxes, charges or fees.

If your Policy does not provide for a full refund, you will receive:

    - Amounts allocated to the Fixed Account PLUS

    - The Policy Value in the Variable Account PLUS

    - All fees, charges and taxes, which have been imposed.

After an increase in Face Amount, a right to cancel the increase also applies.

WHAT ARE MY INVESTMENT CHOICES?


Each Sub-Account invests exclusively in a corresponding Underlying Fund, as listed below. In some states, insurance regulations may restrict the availability of particular Underlying Funds. The Policy also offers a Fixed Account that is part of the general account of the Company. The Fixed Account is a guaranteed account offering a minimum interest rate. This range of investment choices allows you to allocate you money among the Sub-Accounts and the Fixed Account to meet your investment needs.


If your Policy provides for a full refund under its "Right to Examine Policy" provision as required in your state, we will allocate all sub-account investments to the AIT Money Market Fund until the fourth day after the expiration of the "Right to Examine" provision of your policy. After this, we will allocate all amounts as you have chosen.

You may allocate and transfer money among the following investment options:


ALLMERICA INVESTMENT TRUST                     FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
AIT Core Equity Fund                           Fidelity VIP II Contrafund-Registered
AIT Equity Index Fund                          Trademark- Portfolio
AIT Government Bond Fund                       FIDELITY VARIABLE INSURANCE PRODUCTS FUND III
AIT Money Market Fund                          Fidelity VIP III Growth & Income Portfolio
AIT Select Aggressive Growth Fund              Fidelity VIP III Mid Cap Portfolio
AIT Select Capital Appreciation Fund           FRANKLIN TEMPLETON VARIABLE INSURANCE
AIT Select Emerging Markets Fund               PRODUCTS TRUST (CLASS 2)
AIT Select Growth Fund                         FT VIP Franklin Small Cap Fund
AIT Select Growth and Income Fund              FT VIP Mutual Shares Securities Fund
AIT Select International Equity Fund           INVESCO VARIABLE INVESTMENT FUNDS, INC.
AIT Select Investment Grade Income Fund        INVESCO VIF Dynamics Fund
AIT Select Strategic Growth Fund               INVESCO VIF Health Sciences Fund
AIT Select Strategic Income Fund               JANUS ASPEN SERIES (SERVICE SHARES)
AIT Select Value Opportunity Fund              Janus Aspen Aggressive Growth Portfolio
AIM VARIABLE INSURANCE FUNDS                   Janus Aspen Growth Portfolio
AIM V.I. Aggressive Growth Fund                Janus Aspen Growth and Income Portfolio
AIM V.I. Blue Chip Fund                        Janus Aspen International Growth Portfolio
AIM V.I. Value Fund                            PIONEER VARIABLE CONTRACTS TRUST (CLASS II)
ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.   Pioneer Emerging Markets VCT Portfolio
(CLASS B)                                      Pioneer Fund VCT Portfolio
Alliance Growth and Income Portfolio           Pioneer High Yield VCT Portfolio
Alliance Premier Growth Portfolio              Pioneer Real Estate Growth VCT Portfolio
DEUTSCHE ASSET MANAGEMENT VIT FUNDS            SCUDDER VARIABLE SERIES II
Deutsche VIT EAFE Equity Index                 Scudder Technology Growth Portfolio
Deutsche VIT Small Cap Index                   SVS Dreman Financial Services Portfolio
FIDELITY VARIABLE INSURANCE PRODUCTS FUND      T. ROWE PRICE INTERNATIONAL SERIES, INC.
Fidelity VIP Equity-Income Portfolio           T. Rowe Price International Stock Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio


The value of each Sub-Account will vary daily depending upon the performance of the Underlying Fund in which it invests. Each Sub-Account reinvests dividends or capital gains distributions received from an Underlying Fund in additional shares of that Underlying Fund. There can be no assurance that the investment objectives of the Underlying Funds can be achieved. For more information, see DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT, AND THE UNDERLYING FUNDS.

CAN I MAKE TRANSFERS AMONG THE FUNDS AND THE FIXED ACCOUNT?

Yes. The Policy permits you to transfer Policy Value among the available Sub-Accounts and between the Sub-Accounts and the General Account of the Company, subject to certain limitations described under THE POLICY -- "Transfer Privilege." You will incur no current taxes on transfers while your money is in the Policy.

HOW MUCH CAN I INVEST AND HOW OFTEN?

The Policy does not limit payments as to frequency and number. As long as a payment does not increase the death benefit by more than the amount of the payment, additional payments may be made at any time before the Final Payment Date. However, you must provide evidence of insurability as a condition to our accepting any payment that would increase the Insurance Protection Amount (the death benefit less the Policy Value). If a payment would increase the Insurance Protection Amount, the Company will return the payment to you. The Company will not accept any additional payments which would increase the Insurance Protection Amount and shall not provide any additional death benefit until (1) evidence of insurability for the Insureds has been received by the Company and (2) the Company has notified you that the Insureds are in a satisfactory underwriting class. You may then make payments that increase the Insurance Protection Amount for 60 days (but not later than the Final Payment Date) following the date of such notification by the Company.

However, no payment may be less than $250 without our consent. You may choose a monthly automatic payment method of making payments. Under this method, each month we will deduct payments from your checking account and apply them to your Policy. The minimum automatic payment allowed is $100.

WHAT IF I NEED MY MONEY?

You may borrow up to the loan value of your Policy. You may also make partial withdrawals and surrender the Policy for its surrender value. There are two types of loans that may be available to you:


    - A non-preferred loan option is always available to you. The maximum total loan amount is 100% of the difference between Policy Value and surrender charges. The Company will charge interest on the amount of the loan at an annual rate of interest that is guaranteed not to exceed 6%. However, the Company will also credit interest on the Policy Value securing the loan. The annual interest rate credited to the Policy Value securing a non-preferred loan is at least 4.0%.



    - A preferred loan option is automatically available to you unless you request otherwise. The preferred loan option is available on that part of an outstanding loan that is attributable to Policy earnings. The term "Policy earnings" means that portion of the Policy Value that exceeds the sum of the payments made less all partial withdrawals and partial withdrawals charges. The Company will charge interest on the amount of the loan at an annual rate of interest that is guaranteed not to exceed 4.50%. The annual interest rate credited to the Policy earnings securing a preferred loan is at least 4.0%.


We will allocate Policy loans among the sub-accounts and the Fixed Account according to your instructions. If you do not make an allocation, we will make a pro-rata allocation. We will transfer the Policy Value in each sub-account equal to the Policy loan to the Fixed Account.

You may surrender your Policy and receive its surrender value. After the first Policy year, you may make partial withdrawals of $500 or more from Policy Value, subject to possible partial withdrawal charges. Under Death Benefit Option 1 and Death Benefit Option 3, the Face Amount is reduced by each partial withdrawal. We will not allow a partial withdrawal if it would reduce the Face Amount below $240,000. A surrender or partial withdrawal may have tax consequences. See "Taxation of the Policies."

A request for a preferred loan after the Final Payment Date, a partial withdrawal after the Final Payment Date, or the foreclosure of an outstanding loan will terminate a Guaranteed Death Benefit Rider. See "Guaranteed Death Benefit Rider." Policy loans may have tax consequences, There is some uncertainty as to the tax treatment of a preferred loan, which may be treated as a taxable distribution from the Policy. See FEDERAL TAX CONSIDERATIONS, "Policy Loans."

CAN I MAKE FUTURE CHANGES UNDER MY POLICY?

Yes. There are several changes you can make after receiving your Policy, within limits. You may:

    - Cancel your Policy under its right-to-examine provision

    - Transfer your ownership to someone else

    - Change the beneficiary

    - Change the allocation of payments, with no tax consequences under current law

    - Make transfers of Policy Value among the funds

    - Adjust the death benefit by increasing or decreasing the Face Amount

    - Change your choice of death benefit option between Death Benefit Option 1 and Death Benefit Option 2

    - Add or remove optional insurance benefits provided by Rider

CAN I CONVERT MY POLICY INTO A FIXED POLICY?

Yes. You can convert your Policy without charge during the first 24 months after the Date of Issue or after an increase in Face Amount. On conversion, we will transfer the Policy Value in the Variable Account to the Fixed Account. We will allocate all future payments to the Fixed Account, unless you instruct us otherwise.

WHAT ARE THE LAPSE AND REINSTATEMENT PROVISIONS OF MY POLICY?

The Policy will not lapse if you fail to make payments unless:

    - The Policy Value is insufficient to cover the next monthly deduction and loan interest accrued; OR

    - Outstanding loans exceeds Policy Value

There is a 62-day grace period in either situation.

If you make payments at least equal to minimum monthly payments, we guarantee that your Policy will not lapse before the 49th monthly processing date from Date of Issue or increase in Face Amount, within limits and excluding loan foreclosure. If the Guaranteed Death Benefit Rider is in effect, the Policy will not lapse regardless of the investment performance of the Variable Account (excluding loan foreclosure). For more information, see "Guaranteed Death Benefit Rider."

If the Insureds have not died, you may reinstate your Policy within three years after the grace period. The Insureds must provide evidence of insurability subject to our then current underwriting standards. In addition, you must either repay or reinstate any outstanding loans and make payments sufficient to keep the Policy in force for three months. See POLICY TERMINATION AND REINSTATEMENT.

HOW IS MY POLICY TAXED?

The Policy is given federal income tax treatment similar to a conventional fixed benefit life insurance Policy. On a withdrawal of Policy Value, Policy owners currently are taxed only on the amount of the withdrawal that exceeds total payments. Withdrawals greater than payments made are treated as ordinary income. During the first 15 Policy years, however, an "interest first" rule applies to distributions of cash required under Section 7702 of the Internal Revenue Code ("Code") because of a reduction in benefits under the Policy.

The Net Death Benefit under the Policy is excludable from the gross income of the beneficiary. However, in some circumstances federal estate tax may apply to the Net Death Benefit or the Policy Value.

A Policy may be considered a "modified endowment contract." This may occur if total payments during the first seven Policy years (or within seven years of a material change in the Policy) exceed the total net level payments payable, if the Policy had provided paid-up future benefits after seven level payments. If the Policy is considered a modified endowment contract, all distributions (including Policy loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis. Also, a 10% additional penalty tax may be imposed on that part of a distribution that is includable in income.

                            ------------------------

This Summary is intended to provide only a very brief overview of the more significant aspects of the Policy. The Prospectus and the Policy provide further detail. The Policy provides insurance protection for the named beneficiary. The Policy and its attached application or enrollment form are the entire agreement between you and the Company.

THE PURPOSE OF THE POLICY IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY. IT MAY NOT BE ADVANTAGEOUS TO PURCHASE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE AS A REPLACEMENT FOR YOUR CURRENT LIFE INSURANCE, OR IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY.

NO CLAIM IS MADE THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

               DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT,
                            AND THE UNDERLYING FUNDS

THE COMPANY


The Company is a life insurance company organized under the laws of Delaware in 1974. As of December 31, 2000, the Company had over $18 billion in assets and over $27 billion of life insurance in force. We are a wholly owned subsidiary of First Allmerica Financial Life Insurance Company, formerly named State Mutual Life Assurance Company of America ("First Allmerica"), which in turn is a wholly-owned subsidiary of Allmerica Financial Corporation. First Allmerica was organized under the laws of Massachusetts in 1844 and is the fifth oldest life insurance company in America. Our Principal Office is 440 Lincoln Street, Worcester, Massachusetts 01653, telephone 1-800-628-6267. We are subject to the laws of the state of Delaware, to regulation by the Commissioner of Insurance of Delaware, and to other laws and regulations where we are licensed to operate.


The Company is a charter member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness, and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE VARIABLE ACCOUNT


The Variable Account is a separate investment account comprised of sub-accounts, of which 42 are available under the Policy. Each sub-account invests in a fund of the Trust, AVIF, Alliance, Deutsche VIT, Fidelity VIP, Fidelity VIP II, Fidelity VIP III, FT VIP, INVESCO VIF, Janus Aspen, Pioneer VCT, SVS or T. Rowe Price. The assets used to fund the variable part of the Policies are set aside in sub-accounts and are separate from our general assets. We administer and account for each sub-account as part of our general business. However, income, capital gains and capital losses are allocated to each sub-account without regard to any of our other income, capital gains or capital losses. Under Delaware law, the assets of the Variable Account may not be charged with any liabilities arising out of any other business of ours.


Our Board of Directors authorized the establishment of the Variable Account by vote on June 13, 1996. The Variable Account meets the definition of "separate account" under federal securities laws. It is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). This registration does not involve SEC supervision of the management or investment practices or policies of the Variable Account or of the Company. We reserve the right, subject to law, to change the names of the Variable Account and the sub-accounts.

THE UNDERLYING FUNDS

Each Underlying Fund pays a management fee to an investment manager or adviser for managing and providing services to the Underlying Fund. However, management fee waivers and/or reimbursements may be in effect for certain or all of the Underlying Funds. For specific information regarding the existence and effect of any waiver/reimbursements see "WHAT ARE THE EXPENSES AND FEES OF THE FUNDS?" under the SUMMARY OF FEES AND CHARGES section. The prospectuses of the Underlying Funds also contain information regarding fees for advisory services and should be read in conjunction with this prospectus.

ALLMERICA INVESTMENT TRUST


Allmerica Investment Trust (the "Trust") is an open-end, diversified management investment company registered with the SEC under the 1940 Act. First Allmerica established the Trust as a Massachusetts business trust on October 11, 1984. Fourteen different investment portfolios of the Trust are available under the Policies, each issuing a series of shares: the AIT Core Equity Fund, AIT Equity Index Fund, AIT Government

Bond Fund, AIT Money Market Fund, AIT Select Aggressive Growth Fund, AIT Select Capital Appreciation Fund, AIT Select Emerging Markets Fund, AIT Select Growth Fund, AIT Select Growth and Income Fund, AIT Select International Equity Fund, AIT Select Investment Grade Income Fund, AIT Select Strategic Growth Fund, AIT Select Strategic Income Fund and AIT Select Value Opportunity Fund.


Allmerica Financial Investment Management Services, Inc. ("AFIMS") serves as investment manager of the Trust. AFIMS, which is a wholly-owned subsidiary of Allmerica Financial, has entered into agreements with investment advisers ("Sub-Advisers") selected by AFIMS and Trustees in consultation with BARRA RogersCasey, Inc. Under each Sub-Adviser Agreement, the Sub-Adviser is authorized to engage in portfolio transactions on behalf of the Fund, subject to the Trustee's instructions. The Sub-Advisers (other than Allmerica Asset Management, Inc.) are not affiliated with the Company or the Trust.


AIM VARIABLE INSURANCE FUNDS



AIM Variable Insurance Funds ("AVIF"), an open-end, series, management investment company, was organized as a Maryland corporation on January 22, 1993, changed to a Delaware business trust on May 1, 2000, and is registered with the SEC under the 1940 Act. The investment advisor for the AIM V.I. Aggressive Growth Fund, AIM V.I. Blue Chip Fund and the AIM V.I. Value Fund is A I M Advisors, Inc. ("AIM"). AIM was organized in 1976, and, together with its subsidiaries, manages or advises over 130 investment company portfolios encompassing a broad range of investment objectives.



ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.



Alliance Variable Products Series Fund, Inc. ("Alliance") is registered with the SEC as an open-end, management investment company under the 1940 Act. Two of its separate investment portfolios are currently available under the Policy: the Alliance Growth and Income Portfolio and the Alliance Premier Growth Portfolio. Alliance Variable Products Series Fund's investment adviser is Alliance Capital Management, L.P. ("Alliance Capital"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.



DEUTSCHE ASSET MANAGEMENT VIT FUNDS



Deutsche Asset Management VIT Funds ("Deutsche VIT") is an open-end management investment company which is registered under the 1940 Act, as amended, and was organized as a Massachusetts business trust on January 19, 1996. Deutsche Asset Management, Inc. (DeAM) is a broad-based global investment firm that provides asset management capabilities to a variety of institutional clients worldwide. DeAM presence in all of the major investment markets give our clients a truly global network and product range. DeAM manages U.S., international, emerging markets, fixed income and is a known leader in index strategies. Deutsche Asset Management, Inc. serves as investment adviser to the Deutsche VIT EAFE Equity Index Fund and Deutsche VIT Small Cap Index Fund.



FIDELITY VARIABLE INSURANCE PRODUCTS FUND



Fidelity Variable Insurance Products Fund ("Fidelity VIP"), managed by Fidelity Management & Research Company ("FMR"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981, and is registered with the SEC under the 1940 Act. Three of its investment portfolios are available under the Policy: Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio and Fidelity VIP High Income Portfolio.



FIDELITY VARIABLE INSURANCE PRODUCTS FUND II



Fidelity Variable Insurance Products Fund II ("Fidelity VIP II"), managed by FMR (see discussion under "Fidelity Variable Insurance Products Fund"), is an open-end, diversified management investment company organized as a Massachusetts business trust on March 21, 1988, and is registered with the SEC under the 1940 Act. One of its investment portfolios is available under the Policy: the Fidelity VIP II Contrafund Portfolio.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND III



Fidelity Variable Insurance Products Fund III ("Fidelity VIP III"), managed by FMR (see discussion under "Fidelity Variable Insurance Products Fund") is an open-end, diversified management investment company registered with the SEC under the 1940 Act. Two of its investment portfolios are available under the
Policy: the Fidelity VIP III Growth & Income Portfolio and Fidelity VIP III Mid Cap Portfolio.



FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST



Franklin Templeton Variable Insurance Products Trust ("FT VIP") and the funds' investment managers and their affiliates manage over $226.9 billion in assets (as of December 31, 2000). In 1992, Franklin joined forces with Templeton, a pioneer in international investing. The Mutual Advisers organization became part of the Franklin Templeton organization four years later. The investment adviser to the FT VIP Franklin Small Cap Fund is Franklin Advisers, Inc. The investment adviser to the FT VIP Mutual Shares Securities Fund is Franklin Mutual Advisers, LLC.



INVESCO VARIABLE INVESTMENT FUNDS, INC.



INVESCO Variable Investment Funds, Inc. ("INVESCO VIF") is an open-end, diversified, no-load management investment company which was incorporated under the laws of Maryland on August 19, 1993. The investment adviser to the INVESCO VIF Dynamics Fund and the INVESCO VIF Health Sciences Fund is INVESCO Funds Group, Inc.


JANUS ASPEN SERIES

Janus Aspen Series ("Janus Aspen") is an open-end, management investment company registered with the SEC. It was organized as a Delaware business trust on May 20, 1993. Janus Capital is the investment adviser of the Janus Aspen Series.

PIONEER VARIABLE CONTRACTS TRUST


Pioneer Variable Contracts Trust ("Pioneer VCT") is an open-end, management investment company registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of Pioneer VCT or its separate investment portfolios. Pioneer Investment Management, Inc. ("Pioneer") is the investment adviser to the Pioneer Emerging Markets VCT Portfolio, Pioneer Fund VCT Portfolio, Pioneer High Yield VCT Portfolio and Pioneer Real Estate Growth VCT Portfolio which are offered under the Policy. Pioneer may enter into subadvisory agreements with other investment advisers under which a subadviser would manage the day-to-day investments of a portfolio, subject to supervision by Pioneer. Pioneer is a majority owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.



SCUDDER VARIABLE SERIES II



Scudder Variable Series II ("SVS"), is a series-type mutual fund registered with the SEC as an open-end, management investment company. Registration of SVS does not involve supervision of its management, investment practices or policies by the SEC. SVS is designed to provide an investment vehicle for certain variable annuity contracts and variable life insurance policies. Shares of the Portfolios of SVS are sold only to insurance company separate accounts. Zurich Scudder Investments, Inc. serves as the investment adviser of SVS.



T. ROWE PRICE INTERNATIONAL SERIES, INC.



T. Rowe Price International Series, Inc. ("T. Rowe Price"), managed by T. Rowe Price International, Inc. ("Price-International"), is an open-end, diversified management investment company organized in 1994 as a Maryland Corporation, and is registered with the SEC under the 1940 Act. Price-International, the investment manager, is the successor to Rowe Price-Fleming International, Inc., founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings, Limited. In 2000, Rowe Price-Fleming International became wholly owned by T. Rowe Price Associates, Inc. Price-International is one of the largest no-load international mutual fund asset managers, with approximately $32.7 billion (as of December 31, 2000) under management in its offices in Baltimore, London, Tokyo, Hong Kong, Singapore and Buenos Aires and Paris. One of its investment portfolios is available under the Policy: the T. Rowe Price International Stock Portfolio. An affiliate of Price-International, T. Rowe Price Associates, Inc. serves as Sub-Adviser to the AIT Select Capital Appreciation Fund.


                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of the funds is set forth below. BEFORE INVESTING, READ CAREFULLY THE PROSPECTUSES OF THE TRUST, FIDELITY VIP, JANUS ASPEN, KVS, AND T. ROWE PRICE THAT ACCOMPANY THIS PROSPECTUS. THEY CONTAIN MORE DETAILED INFORMATION ON THE FUNDS' INVESTMENT OBJECTIVES, RESTRICTIONS, RISKS AND EXPENSES. Statements of Additional Information for the funds are available on request. The investment objectives of the funds may not be achieved. Policy Value may be less than the aggregate payments made under the Policy.


AIT CORE EQUITY FUND -- seeks to achieve long-term growth of capital through investments primarily in common stocks and securities convertible into common stocks that are believed to represent significant underlying value in relation to current market prices. Realization of current investment income, if any, is incidental to this objective. The Sub-Adviser of the Core Equity Fund is Miller Anderson & Sherrerd, LLP.



AIT EQUITY INDEX FUND -- seeks to achieve investment results that correspond to the aggregate price and yield performance of a representative selection of United States publicly traded common stocks. The Equity Index Fund seeks to achieve its objective by attempting to replicate the aggregate price and yield performance of the Standard & Poor's Composite Index of 500 Stocks. The Sub-Adviser for the Equity Index Fund is Allmerica Asset Management, Inc.



AIT GOVERNMENT BOND FUND -- seeks high income, preservation of capital and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and in related options, futures and repurchase agreements. The Sub-Adviser of the Government Bond Fund is Allmerica Asset Management, Inc.



AIT MONEY MARKET FUND -- seeks to obtain maximum current income consistent with the preservation of capital and liquidity. Allmerica Asset Management, Inc. is the Sub-Adviser of the Money Market Fund.



AIT SELECT AGGRESSIVE GROWTH FUND -- seeks above-average capital appreciation by investing primarily in common stocks of companies that are believed to have significant potential for capital appreciation. The Sub-Adviser for the Select Aggressive Growth Fund is Nicholas-Applegate Capital Management, L.P.



AIT SELECT CAPITAL APPRECIATION FUND -- seeks long-term growth of capital. Realization of income is not a significant investment consideration and any income realized on the Fund's investments will be incidental to its primary objective. The Sub-Adviser for the Select Capital Appreciation Fund is T. Rowe Price Associates, Inc.



AIT SELECT EMERGING MARKETS FUND -- seeks long-term growth of capital by investing in the world's emerging markets. The Sub-Adviser for the Select Emerging Markets Fund is Schroder Investment Management North America Inc.



AIT SELECT GROWTH FUND -- seeks to achieve long-term growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected for their long-term growth potential. The Sub-Adviser for the Select Growth Fund is Putnam Investment Management, Inc.



AIT SELECT GROWTH AND INCOME FUND -- seeks a combination of long-term growth of capital and current income. The fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks. The Sub-Adviser for the Select Growth and Income Fund is J. P. Morgan Investment Management Inc.



AIT SELECT INTERNATIONAL EQUITY FUND -- seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies. The Sub-Adviser for the Select International Equity Fund is Bank of Ireland Asset Management (U.S.) Limited.



AIT SELECT INVESTMENT GRADE INCOME FUND -- seeks as high a level of total return (including both income and realized and unrealized capital gains) as is consistent with prudent investment management. The Sub-Adviser for the Select Investment Grade Income Fund is Allmerica Asset Management, Inc.



AIT SELECT STRATEGIC GROWTH FUND -- seeks long-term capital appreciation. The Sub-Adviser for the Select Strategic Growth Fund is TCW Investment Management Company.



AIT SELECT STRATEGIC INCOME FUND -- seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing in various types of fixed income securities. Western Asset Management Company and Western Asset Management Company Limited are the Sub-Advisers of the Select Strategic Income Fund.



AIT SELECT VALUE OPPORTUNITY FUND -- seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of small and mid-size companies, whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued. The Sub-Adviser for the Select Value Opportunity Fund is Cramer Rosenthal McGlynn, LLC.



AIM V.I. AGGRESSIVE GROWTH FUND -- seeks to achieve long-term growth of capital.



AIM V.I. BLUE CHIP FUND -- seeks to achieve as high a total return as possible, consistent with preservation of capital.



AIM V.I. VALUE FUND -- seeks to achieve long-term growth of capital.



ALLIANCE GROWTH AND INCOME PORTFOLIO (CLASS B) -- seeks to provide current income and capital appreciation through investment in dividend-paying common stocks of quality companies.



ALLIANCE PREMIER GROWTH PORTFOLIO (CLASS B) -- seeks to achieve long-term growth of capital by investing principally in equity securities of a limited number of large, carefully selected, high-quality U.S. companies.



DEUTSCHE VIT EAFE EQUITY INDEX -- seeks to match, as closely as possible, before the deduction of expenses, the performance of the EAFE-Registered Trademark-Index. The Fund will invest primarily in common stocks of companies that compose the EAFE-Registered Trademark- Index, in approximately the same weightings as the EAFE-Registered Trademark- Index.



DEUTSCHE VIT SMALL CAP INDEX -- seeks to match, as closely as possible (before the deduction of expenses) the performance of the Russell 2000 index, which emphasizes stocks of small U.S. companies. The Fund will invest primarily in common stocks of companies that compose the Russell 2000 Index, in approximately the same weightings as the Russell Index.


FIDELITY VIP EQUITY-INCOME PORTFOLIO -- seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield that exceeds the composite yield on the securities comprising S&P 500. The Sub-Adviser for the Equity-Income Portfolio is Fidelity Management & Research Company.

FIDELITY VIP GROWTH PORTFOLIO -- seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks. The Sub-Adviser for the Equity-Income Portfolio is Fidelity Management & Research Company.



FIDELITY VIP HIGH INCOME PORTFOLIO -- seeks to obtain a high level of current income, while also considering growth of capital. The Sub-Adviser for the Equity-Income Portfolio is Fidelity Management & Research Company.



FIDELITY VIP II CONTRAFUND-REGISTERED TRADEMARK- PORTFOLIO -- seeks long-term capital appreciation. The Portfolio invests primarily in common stocks of domestic and foreign issuers whose value is not fully recognized by the public. The Portfolio may invest in either growth stocks or value stocks or both.



FIDELITY VIP III GROWTH & INCOME PORTFOLIO -- seeks high total return through a combination of current income and capital appreciation. The Portfolio invests a majority of its assets in common stocks of domestic and foreign issuers with a focus on those that pay current dividends and show potential for capital appreciation. The Portfolio may also invest in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.



FIDELITY VIP III MID CAP PORTFOLIO -- seeks long-term growth of capital. The Portfolio invests primarily in common stocks of domestic and foreign issuers with medium market capitalizations. The Portfolio may invest in either growth stocks or value stocks or both.



FT VIP FRANKLIN SMALL CAP FUND (CLASS 2) -- seeks long-term capital growth. The Fund invests primarily in equity securities of U.S. small cap companies with market cap values of less than $1.5 billion or similar in size to those in the Russell 2000 Index at the time of purchase.



FT VIP MUTUAL SHARES SECURITIES FUND (CLASS 2) -- seeks capital appreciation. Its secondary goal is income. The fund invests primarily in equity securities of companies the manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).



INVESCO VIF DYNAMICS FUND -- seeks to make an investment grow. The Fund invests primarily in common stocks of mid-sized companies -- those with market capitalizations between $2 billion and $15 billion at the time of purchase -- but also has the flexibility to invest in other types of securities, including preferred stocks and debt instruments that are convertible into common stocks, as well as in bonds-including "so-called" junk bonds.



INVESCO VIF HEALTH SCIENCES FUND -- seeks to make an investment grow. The fund is aggressively managed and invests primarily in equity securities of companies that develop, produce or distribute products or services related to health care.



JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO (SERVICE SHARES) -- seeks long-term growth of capital. The Portfolio invests primarily in common stocks of medium-sized companies selected for their growth potential.



JANUS ASPEN GROWTH PORTFOLIO (SERVICE SHARES) -- seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio invests primarily in common stocks of larger, more established companies selected for their growth potential.



JANUS ASPEN GROWTH AND INCOME PORTFOLIO (SERVICE SHARES) -- seeks long-term capital growth and income. The Portfolio normally emphasizes investments in common stocks.



JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO (SERVICE SHARES) -- seeks long-term growth of capital. The Portfolio invests primarily in securities of issuers from at least five different countries, excluding the United

States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries, or even a single country.



PIONEER EMERGING MARKETS VCT PORTFOLIO (CLASS II) -- seeks to invest in securities of emerging market issuers for long-term growth of capital.



PIONEER FUND VCT PORTFOLIO (CLASS II) -- seeks to invest in a broad list of carefully selected, reasonably priced securities for reasonable income and growth. The Portfolio invests the major portion of its assets in equity securities, primarily of U.S. issuers. Equity securities include common and preferred stocks, interests in real estate investment trusts (REITS) and convertible debt securities.



This portfolio formerly was known as the Growth and Income Portfolio.



PIONEER HIGH YIELD VCT PORTFOLIO (CLASS II) -- seeks to invest in below investment grade debt securities and preferred stocks to maximize total return through a combination of income and capital appreciation.



PIONEER REAL ESTATE GROWTH VCT PORTFOLIO (CLASS II) -- seeks to invest primarily in REITs and other real estate industry companies for long-term growth of capital. Current income is the portfolio's secondary investment objective.



SCUDDER TECHNOLOGY GROWTH PORTFOLIO -- seeks growth of capital. The Sub-Adviser for the Technology Growth Portfolio is Zurich Scudder Investments, Inc.



SVS DREMAN FINANCIAL SERVICES PORTFOLIO -- seeks long-term capital appreciation by investing primarily in common stocks and other equity securities of companies in the financial services industry believed by the Portfolio's investment manager to be undervalued.



T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO -- seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies. The Manager of the Portfolio is T. Rowe Price International, Inc.


                                     * * *

If there is a material change in the investment policy of a fund, we will notify you of the change. If you have Policy Value allocated to that fund, you may without charge reallocate the Policy Value to another fund or to the Fixed Account. We must receive your written request within 60 days of the LATEST of the:

    - Effective date of the change in the investment policy OR

    - Receipt of the notice of your right to transfer.

                                   THE POLICY

APPLYING FOR A POLICY

After receiving a completed application from a prospective Policy owner, we will begin underwriting to decide the insurability of the proposed Insureds. We may require medical examinations and other information before deciding insurability. We issue a Policy only after underwriting has been completed. We may reject an application that does not meet our underwriting guidelines.

If a prospective Policy owner makes an initial payment of at least one minimum monthly payment, we will provide fixed conditional insurance during underwriting. The fixed conditional insurance will be the insurance applied for, up to a maximum of $500,000, pending underwriting approval. This coverage will continue for a maximum of 90 days from the date of the application or, if required, the completed medical exam. In no event will any insurance proceeds be paid under the Conditional Insurance Agreement if death is by suicide.

If no fixed conditional insurance was in effect, on Policy delivery we will require a sufficient payment to place the insurance in force. If you made payments before the date of issue, we will allocate the payments to the Fixed Account. IF THE POLICY IS NOT ISSUED AND ACCEPTED, THE PAYMENTS WILL BE RETURNED TO YOU WITHOUT INTEREST.

If the Policy is issued, we will allocate your Policy Value on date of issue according to your instructions. However, if your Policy provides for a full refund of payments under its "Right to Examine Policy " provision as required in your state (see THE POLICY -- "Free-Look Period"), we will initially allocate your sub-account investments to the AIT Money Market Fund. This allocation to the AIT Money Market Fund will be until the fourth day after the expiration of the "Right to Examine" provision of your Policy.

After this, we will allocate all amounts according to your investment choices.

FREE-LOOK PERIOD

The Policy provides for a free look period. You have the right to examine and cancel your Policy by returning it to us or to one of our representatives on or before the 10 days after you receive the Policy or longer when state law so requires. There may be a longer period in certain jurisdictions; see the "Right to Examine" provision in your Contract.

If your Policy provides for a full refund under its "Right to Examine Policy " provision, the Company will mail a refund to you within seven days. We may delay a refund of any payment made by check until the check has cleared your bank. Where required by state law, however, your refund will be the GREATER of

    - Your entire payment OR

    - The Policy Value PLUS deductions under the Policy for taxes, charges or fees

If your Policy does not provide for a full refund, you will receive

    - Amounts allocated to the Fixed Account PLUS

    - The Policy Value in the Variable Account PLUS

    - All fees, charges and taxes which have been imposed

After an increase in Face Amount, we will mail or deliver a notice of a free look for the increase. You will have the right to cancel the increase before the 10 days after you receive the Policy or longer when state law so requires. There may be a longer period in certain jurisdictions; see the "Right to Examine" provision in your Contract.

On canceling the increase, you will receive a credit to your Policy Value of the charges deducted for the increase. Upon request, we will refund the amount of the credit to you. We will waive any surrender charge computed for the increase.

CONVERSION PRIVILEGE

Within 24 months of the Date of Issue or an increase in Face Amount, you can convert your Policy into a Fixed Policy by transferring all Policy Value in the sub-accounts to the Fixed Account. The conversion will take effect at the end of the valuation period in which we receive, at our Principal Office, notice of the conversion satisfactory to us. There is no charge for this conversion. We will allocate all future payments to the Fixed Account, unless you instruct us otherwise.

PAYMENTS

Payments are payable to the Company. Payments may be made by mail to our Principal Office or through our authorized representative. All payments after the initial payment are credited to the Variable Account or Fixed Account on the date of receipt at the Principal Office.

You may establish a schedule of planned payments. If you do, we will bill you at regular intervals. Making planned payments will not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned payments. You may make unscheduled payments before the Final Payment Date or skip planned payments. If the Guaranteed Death Benefit Rider is in effect, there are certain minimum payment requirements.

The Policy does not limit payments as to frequency and number. As long as a payment does not increase the death benefit by more than the amount of the payment, additional payments may be made at any time before the Final Payment Date. However, you must provide evidence of insurability as a condition to our accepting any payment that would increase the Insurance Protection Amount (the death benefit less the Policy Value). If a payment would increase the Insurance Protection Amount, the Company will return the payment to you. The Company will not accept any additional payments which would increase the Insurance Protection Amount and shall not provide any additional death benefit until (1) evidence of insurability for the Insureds has been received by the Company and (2) the Company has notified you that the Insureds are in a satisfactory underwriting class. You may then make payments that increase the Insurance Protection Amount for 60 days (but not later than the Final Payment Date) following the date of such notification by the Company.

However, no payment may be less than $250 without our consent. You may choose a automatic payment method of making payments. Under this method, each month we will deduct monthly payments from your checking account and apply them to your Policy. The minimum automatic payment allowed is $100. Payments must be sufficient to provide a positive Policy Value (less Outstanding Loans) at the end of each Policy month or the Policy may lapse. See POLICY TERMINATION AND REINSTATEMENT.

During the first 48 Policy months following the Date of Issue or an increase in Face Amount, a guarantee may apply to prevent the Policy from lapsing. The guarantee will apply during this period if you make payments that, when reduced by Policy loans, partial withdrawals and partial withdrawal costs, equal or exceed the required minimum monthly payments. The required minimum monthly payments are based on the number of months the Policy, increase in Face Amount or Policy change that causes a change in the minimum monthly payment has been in force. MAKING MONTHLY PAYMENTS EQUAL TO THE MINIMUM MONTHLY PAYMENTS DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE, EXCEPT AS STATED IN THIS PARAGRAPH.

Under Death Benefit Option 1 and Death Benefit Option 2, total payments may not exceed the current maximum payment limits under federal tax law. These limits will change with a change in Face Amount, underwriting reclassifications, the addition or deletion of a Rider, or a change between Death Benefit Option 1 and Death Benefit Option 2. Where total payments would exceed the current maximum payment limits, the excess first will be applied to repay any outstanding loans. If there are remaining excess payments, any such excess payments will be returned to you. However, we will accept a payment needed to prevent Policy lapse during a Policy year. See POLICY TERMINATION AND REINSTATEMENT.

ALLOCATION OF NET PAYMENTS

The net payment equals the payment made less the payment expense charge. In the application for your Policy, you decide the initial allocation of the net payment among the Fixed Account and the sub-accounts. You may allocate payments to one or more of the sub-accounts. The minimum amount that you may allocate to a sub-account is 1.00% of the net payment. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%.

You may change the allocation of future net payments by written request or telephone request. You have the privilege to make telephone requests, unless you elected not to have the privilege on the application. The Policy of the Company and its representatives and affiliates is that they will not be responsible for losses resulting from acting on telephone requests reasonably believed to be genuine. The Company will employ reasonable methods to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses from unauthorized or fraudulent instructions. Such procedures may include, among other things, requiring some form of personal identification prior to acting upon instructions received by telephone. All telephone requests are tape-recorded.

An allocation change will take effect on the date of receipt of the notice at the Principal Office. No charge is currently imposed for changing payment allocation instructions. We reserve the right to impose a charge in the future, but guarantee that the charge will not exceed $25.

The Policy Value in the sub-accounts will vary with investment experience. You bear this investment risk. Investment performance may also affect the death benefit. Please review your allocations of payments and Policy Value as market conditions and your financial planning needs change.

TRANSFER PRIVILEGE

Subject to our then current rules, you may transfer amounts among the sub-accounts or between a sub-account and the Fixed Account. (You may not transfer that portion of the Policy Value held in the Fixed Account that secures a Policy loan.) We will make transfers at your written request or telephone request, as described in THE POLICY -- "Allocation of Net Payments." Transfers are effected at the value next computed after receipt of the transfer order.

Currently, the first 12 transfers in a Policy year are free. After that, we will deduct a $10 transfer charge from amounts transferred in that Policy year. We reserve the right to increase the charge, but we guarantee the charge will never exceed $25. Any transfers made for a conversion privilege, Policy loan or material change in investment Policy or under an automatic transfer option will not count toward the 12 free transfers.

The transfer privilege is subject to our consent. We reserve the right to impose limits on transfers including, but not limited to, the:


    - Minimum or maximum amount that may be transferred,



    - Minimum amount that may remain in a sub-account following a transfer from that sub-account,


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

    - Minimum period between transfers, and



    - Maximum number of transfers in a period.


Transfers to and from the Fixed Account are currently permitted only if:

    - The amount transferred from the Fixed Account in each transfer may not exceed the lesser of $100,000 or 25% of the total Policy Value under the Policy.


    - You may make only one transfer involving the Fixed Account in each Policy quarter.



The Policy is not designed for use by individuals, professional market timing organizations, or other entities that do "market timing," programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of an Underlying Fund. These and similar activities may be disruptive to the Underlying Funds, and may adversely affect an Underlying Fund's ability to invest effectively in accordance with its investment objectives and policies. If it appears that there is a pattern of transfers that coincides with a market timing strategy and/or that is disruptive to the Underlying Funds, the Company reserves the right to refuse transfers or to take other action to prevent or limit the use of such activities.


DOLLAR-COST AVERAGING OPTION AND AUTOMATIC REBALANCING OPTION

You may have automatic transfers of at least $100 a month made on a periodic basis:


    - from the Sub-Accounts which invest in the AIT Money Market Fund of the Trust and the Fixed Account, respectively, to one or more of the other Sub-Accounts ("Dollar-Cost Averaging Option"), or


    - to reallocate Policy Value among the Sub-Accounts ("Automatic Rebalancing Option").

Automatic transfers may be made on a monthly, quarterly, semi-annual or annual schedule. You may request the day of the month on which automatic transfers will occur (the "transfer date). If you do not choose a transfer date, the transfer date will be the 15th of the scheduled month. However, if the transfer date is not a business day, the automatic transfer will be processed on the next business day. Each automatic transfer is free, and will not reduce the remaining number of transfers that are free in a Policy year.

DEATH BENEFIT

GUIDELINE MINIMUM DEATH BENEFIT -- In order to qualify as "life insurance" under the Federal tax laws, this Policy must provide a Guideline Minimum Death Benefit. The Guideline Minimum Death Benefit will be determined as of the date of death of the surviving Insured. If Death Benefit Option 1 or Death Benefit Option 2 is in effect, the Guideline Minimum Death Benefit is obtained by multiplying the Policy Value by a percentage factor for the youngest Insured's attained age, as shown in the table below. If Death Benefit Option 3 is in effect, the Guideline Minimum Death Benefit is obtained by multiplying the Policy Value by a percentage based on both Insureds' attained age, sex, and Underwriting Class, as set forth in the Policy.

The Guideline Minimum Death Benefit Factors Table in Appendix A is used when Death Benefit Option 1 or Death Benefit Option 2 is in effect. The Guideline Minimum Death Benefit Table reflects the requirements of the "guideline premium/guideline death benefit" test set forth in the Federal tax laws. Guideline Minimum Death Benefit factors are set forth in the Policy when Death Benefit Option 3 is in effect. These factors reflect the requirements of the "cash value accumulation" test set forth in the Federal tax laws. The Guideline Minimum Death Benefit factors will be adjusted to conform to any changes in the tax laws. For more information, see ELECTION OF DEATH BENEFIT OPTIONS, below.

NET DEATH BENEFIT -- The Policy provides three death benefit options: The Death Benefit Option 1, Death Benefit Option 2, and Death Benefit Option 3 (for more information, see ELECTION OF DEATH BENEFIT OPTIONS). If the Policy is in force on the surviving Insured's death, we will, with due proof of death, pay the Net Death Benefit under the applicable death benefit option to the named beneficiary. We will normally pay the Net Death Benefit within seven days of receiving due proof of the surviving Insured's death, but we may delay payment of Net Death Benefits. See OTHER POLICY PROVISIONS -- "Delay of Payments." The beneficiary may receive the Net Death Benefit in a lump sum or under a payment option. See PAYMENT OPTIONS.

The Net Death Benefit depends on the current Face Amount and the Death Benefit Option that is in effect on the date of death. The Net Death Benefit is:

    - The death benefit provided under Death Benefit Option 1, Death Benefit Option 2, or Death Benefit Option 3, whichever is elected and in effect on the date of death, PLUS

    - Any other insurance on the surviving Insured's life that is provided by Rider, MINUS

    - Any outstanding loan, any partial withdrawals, partial withdrawal costs, and due and unpaid monthly charges through the Policy month in which the surviving Insured dies.

Where permitted by state law, we will compute the Net Death Benefit on

    - The date we receive due proof of the surviving Insured's death under Death Benefit Option 2 OR

    - The date of death of the surviving Insured for Death Benefit Options 1 and 3.

If required by state law, we will compute the Net Death Benefit on the date of death of the surviving Insured for Death Benefit Option 2 as well as for Death Benefit Options 1 and 3.

ELECTION OF DEATH BENEFIT OPTIONS

Federal tax law requires a Guideline Minimum Death Benefit in relation to Policy Value for a Contract to qualify as life insurance. Under current Federal tax law, either the Guideline Premium Test or the Cash Value Accumulation Test can be used to determine if the Contract complies with the definition of "life insurance" under the Code. At the time of application, you may elect either of the tests. If you elect the Guideline Premium Test, you will have the choice of electing Death Benefit Option 1 or Death Benefit Option 2. If you elect the Cash Value Accumulation Test, Death Benefit Option 3 will apply.

GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST -- There are two main differences between the Guideline Premium Test and the Cash Value Accumulation Test. First, the Guideline Premium Test limits the amount of premium that may be paid into a Contract, while no such limits apply under the Cash Value Accumulation Test. Second, the factors that determine the Guideline Minimum Death Benefit relative to the Policy Value are different. APPLICANTS FOR A POLICY SHOULD CONSULT A QUALIFIED TAX ADVISER IN CHOOSING BETWEEN THE GUIDELINE PREMIUM TEST AND THE CASH VALUE ACCUMULATION TEST AND IN CHOOSING A DEATH BENEFIT OPTION.

The Guideline Premium Test limits the amount of premiums payable under a Contract to a certain amount based on the particular ages, sexes, and Underwriting Classes of both Insureds. Under the Guideline Premium Test, you may choose between Death Benefit Option 1 or Death Benefit Option 2, as described below. After issuance of the Contract, you may change the selection from Death Benefit Option 1 to Death Benefit Option 2, or vice versa. The Cash Value Accumulation Test requires that the Death Benefit must be sufficient so that the cash Surrender Value does not at any time exceed the net single premium required to fund the future benefits under the Contract. Under the Cash Value Accumulation Test, required increases in the Guideline

Minimum Death Benefit (due to growth in Policy Value) will generally be greater than under the Guideline Premium Test. If you choose the Cash Value Accumulation Test, ONLY Death Benefit Option 3 is available. You may NOT switch between Death Benefit Option 3 to Death Benefit Option 1 or to Death Benefit Option 2, or vice versa.

DEATH BENEFIT OPTION 1 -- LEVEL DEATH BENEFIT WITH GUIDELINE PREMIUM TEST

Under Option 1, the Death Benefit is equal to the greater of the Face Amount or the Guideline Minimum Death Benefit, as set forth in Appendix A -- Guideline Minimum Death Benefit Factors Table. The Death Benefit will remain level unless the Guideline Minimum Death Benefit is greater than the Face Amount. If the Guideline Minimum Death Benefit is greater than the Face Amount, the Death Benefit will vary as the Policy Value varies.

Death Benefit Option 1 will offer the best opportunity for the Policy Value to increase without increasing the Death Benefit as quickly as it might under the other options. The Death Benefit will never go below the Face Amount.

DEATH BENEFIT OPTION 2 -- ADJUSTABLE DEATH BENEFIT WITH GUIDELINE PREMIUM TEST

Under Option 2, the Death Benefit is equal to the greater of (1) the Face Amount plus the Policy Value or (2) the Guideline Minimum Death Benefit. The Death Benefit will vary as the Policy Value changes, but will never be less than the Face Amount.

Death Benefit Option 2 will offer the best opportunity to have an increasing Death Benefit as early as possible. The Death Benefit will increase whenever there is an increase in the Policy Value, and will decrease whenever there is a decrease in the Policy Value. The Death Benefit will never go below the Face Amount.

DEATH BENEFIT OPTION 3 -- LEVEL DEATH BENEFIT WITH CASH VALUE ACCUMULATION TEST

Under Option 3, the Death Benefit will equal the greater of (1) the Face Amount or (2) the Policy Value multiplied by the applicable factor as set forth in the Policy. The applicable factor depends upon the Underwriting Class, sex (unisex if required by law), and then-attained age of both Insureds. The factors decrease slightly from year to year as the attained age of the Insured increases.

Death Benefit Option 3 will offer the best opportunity for an increasing death benefit in later Policy years and/ or to fund the Policy at the "seven-pay" limit for the full seven years. When the Policy Value multiplied by the applicable death benefit factor exceeds the Face Amount, the Death Benefit will increase whenever there is an increase in the Policy Value, and will decrease whenever there is a decrease in the Policy Value. However, the Death Benefit will never go below the Face Amount.

ALL DEATH BENEFIT OPTIONS MAY NOT BE AVAILABLE IN ALL STATES.

ILLUSTRATIONS

For the purposes of the following illustrations, assume that both Insureds are below the age of 40 and that there is no outstanding loan.

ILLUSTRATION OF DEATH BENEFIT OPTION 1 -- Under Option 1, a Policy with a $100,000 Face Amount will have a death benefit of $100,000. However, because the death benefit must be equal to or greater than 250% of Policy Value (from Appendix A -- Guideline Minimum Death Benefit Factors Table), if the Policy Value exceeds $40,000 the death benefit will exceed the $100,000 Face Amount. In this example, each dollar of Policy Value above $40,000 will increase the death benefit by $2.50.

For example, a Policy with a Policy Value of

    - $50,000 will have a Guideline Minimum Death Benefit of $125,000 (e.g., $50,000 X 2.50);

    - $60,000 will produce a Guideline Minimum Death Benefit of $150,000 (e.g., $60,000 X 2.50);

    - $75,000 will produce a Guideline Minimum Death Benefit of $187,500 (e.g., $75,000 X 2.50).

Similarly, if Policy Value exceeds $40,000, each dollar taken out of Policy Value will reduce the death benefit by $2.50. If, for example, the Policy Value is reduced from $60,000 to $50,000 because of partial withdrawals, charges or negative investment performance, the death benefit will be reduced from $150,000 to $125,000. However, the death benefit will never be less than the Face Amount of the Policy.

The Guideline Minimum Death Benefit Factor becomes lower as the Insureds' ages increase. If the youngest Insured's age in the above example were both 50 years old, for example, (rather than between zero and 40), the applicable percentage would be 185%. The death benefit would be greater than $100,000 Face Amount when the Policy Value exceeds $54,054 (rather than $40,000), and each dollar then added to or taken from Policy Value would change the death benefit by $1.85.

ILLUSTRATION OF DEATH BENEFIT OPTION 2 -- Under Option 2, assume that both Insureds are under the age of 40 and that there is no outstanding loan. The Face Amount of the Policy is $100,000.

Under Death Benefit Option 2, a Policy with a Face Amount of $100,000 will produce a death benefit of $100,000 plus Policy Value. For example, a Policy with Policy Value of

    - $10,000 will produce a death benefit of $110,000 (e.g., $100,000 +
      $10,000);

    - $25,000 will produce a death benefit of $125,000 (e.g., $100,000 +
      $25,000);

    - $50,000 will produce a death benefit of $150,000 (e.g., $100,000 +
      $50,000).

However, the Guideline Minimum Death Benefit must be at least 250% of the Policy Value. Therefore, if the Policy Value is greater than $66,667, 250% of the Policy Value will be Guideline Minimum Death Benefit. The Guideline Minimum Death Benefit will be greater than the Face Amount plus Policy Value. In this example, each dollar of Policy Value above $66,667 will increase the death benefit by $2.50. For example, if the Policy Value is

    - $70,000, the Guideline Minimum Death Benefit will be $175,000 (e.g., $70,000 X 2.50);

    - $80,000, the Guideline Minimum Death Benefit will be $200,000 (e.g., $80,000 X 2.50);

    - $90,000, the Guideline Minimum Death Benefit will be $225,000 (e.g., $90,000 X 2.50).

Similarly, if Policy Value exceeds $66,667, each dollar taken out of Policy Value will reduce the death benefit by $2.50. If, for example, the Policy Value is reduced from $80,000 to $70,000 because of partial withdrawals, charges or negative investment performance, the death benefit will be reduced from $200,000 to $175,000. If, however, the Policy Value times

    - The Guideline Minimum Death Benefit factor is LESS THAN

    - The Face Amount PLUS Policy Value, THEN

    - The death benefit will be the Face Amount PLUS Policy Value.

The Guideline Minimum Death Benefit factor becomes lower as the Insureds' ages increase. If the Insureds in the above example were both age 50, the death benefit must be at least 185% of the Policy Value. The death benefit would be the sum of the Policy Value plus $100,000 unless the Policy Value exceeded $117,647 (rather than $66,667). Each dollar added to or subtracted from the Policy would change the death benefit by $1.85.

ILLUSTRATION OF DEATH BENEFIT OPTION 3 -- In this illustration, assume that the Insureds are a male preferred non-smoker and a female preferred non-smoker, both age 35, and that there is no Outstanding Loan.

Under Death Benefit Option 3, a Policy with a Face Amount of $100,000 will have a death benefit of $100,000. However, because the death benefit must be equal to or greater than 643% of Policy Value (in Policy year 1), if the Policy Value exceeds $10,235 the death benefit will exceed the $100,000 face amount. In this example, each dollar of Policy Value above $15,552 will increase the death benefit by $6.43.

For example, a Policy with a Policy Value of:

    - $50,000 will have a Death Benefit of $321,500 ($50,000 X 6.43);

    - $60,000 will produce a Death Benefit of $385,800 ($60,000 X 6.43);

    - $75,000 will produce a Death Benefit of $482,250 ($75,000 X 6.43).

Similarly, if Policy Value exceeds $15,552, each dollar taken out of Policy Value will reduce the death benefit by $9.77. If, for example, the Policy Value is reduced from $60,000 to $50,000 because of partial withdrawals, charges, or negative investment performance, the death benefit will be reduced from $385,800 to $321,500. If, however, the product of the Policy Value times the applicable percentage is less than the face amount, the death benefit will equal the face amount.

The applicable percentage becomes lower as the Insureds' ages increase. If both Insureds' ages in the above example were age 55, for example, (rather than 35), the applicable percentage would be 307% (in Policy year 1). The death benefit would not exceed the $100,000 face amount unless the Policy Value exceeded $32,573 (rather than $15,552), and each dollar then added to or taken from Policy Value would change the death benefit by $3.07.

CHANGING BETWEEN THE DEATH BENEFIT OPTION 1 AND DEATH BENEFIT 2

You may change between Death Benefit Option 1 and Death Benefit Option 2 once each Policy year by written request. (YOU MAY NOT CHANGE FROM DEATH BENEFIT OPTION 3 TO DEATH BENEFIT OPTION 1 OR DEATH BENEFIT OPTION 2, OR VICE VERSA). Changing options may require evidence of insurability. The change takes effect on the monthly processing date on or following the date of underwriting approval. We will impose no charge for changes in death benefit options.

CHANGE FROM DEATH BENEFIT OPTION 1 TO DEATH BENEFIT OPTION 2. If you change from Death Benefit Option 1 to Death Benefit Option 2, we will decrease the Face Amount to equal:

    - The death benefit MINUS

    - The Policy Value on the date of the change

The change may not be made if the Face Amount would fall below $250,000. After the change from Death Benefit Option 1 to Death Benefit Option 2, future Monthly Insurance Protection charges may be higher or lower than if no change in option had been made. However, the insurance protection amount will always equal the Face Amount, unless the Guideline Minimum Death Benefit applies.

CHANGE FROM DEATH BENEFIT OPTION 2 TO DEATH BENEFIT OPTION 1 -- If you change Death Benefit Option 2 to Death Benefit Option 1, we will increase the Face Amount by the Policy Value on the date of the change. The death benefit will be the GREATER of:

    - The new Face Amount or

    - The Guideline Minimum Death Benefit under Death Benefit Option 1

After the change from Death Benefit Option 2 to Death Benefit Option 1, an increase in Policy Value will reduce the insurance protection amount and the Monthly Insurance Protection charge. A decrease in Policy Value will increase the insurance protection amount and the Monthly Insurance Protection charge.

A change in death benefit option may result in total payments exceeding the then current maximum payment limitation under federal tax law. Where total payments would exceed the current maximum payment limits, the excess first will be applied to repay any outstanding loans. If there are remaining excess payments, any such excess payments will be returned to you. However, we will accept a payment needed to prevent Policy lapse during a Policy year.

A change from Death Benefit Option 2 to Death Benefit Option 1 within five Policy years of the Final Payment Date will terminate a Guaranteed Death Benefit Rider.

GUARANTEED DEATH BENEFIT RIDER (NOT AVAILABLE IN ALL STATES)

An optional Guaranteed Death Benefit Rider is available only at issue of the Policy. If this Rider is in effect, the Company:

    - guarantees that your Policy will not lapse regardless of the investment performance of the Variable Account and

    - provides a guaranteed Net Death Benefit.

In order to maintain the Guaranteed Death Benefit Rider, certain minimum premium payment tests must be met on each Policy anniversary and within 48 months following the Date of Issue and/or the date of any increase in Face Amount, as described below. In addition, a one-time administrative charge of $25 will be deducted from Policy Value when the Rider is elected. Certain transactions, including Policy loans, partial withdrawals, underwriting reclassification of either Insured, change in face amount, and change in Death Benefit Option, can result in the termination of the Rider. If this Rider is terminated, it cannot be reinstated.

GUARANTEED DEATH BENEFIT TESTS

While the Guaranteed Death Benefit Rider is in effect, the Policy will not lapse if the following two tests are met:

1. Within 48 months following the Date of Issue of the Policy or of any increase in the Face Amount, the sum of the premiums paid, less any Outstanding Loans, partial withdrawals and withdrawal charges, must be greater than the minimum monthly payment multiplied by the number of months which have elapsed since the relevant Date of Issue; and

2.  On each Policy anniversary, (a) must exceed (b), where, since the Date of
    Issue:

    (a) is the sum of your premiums, less any withdrawals, partial withdrawal charges and Outstanding Loans which is classified as a preferred loan; and

    (b) is the sum of the Guaranteed Death Benefit premiums, as shown on the specifications page of the Policy.

TERMINATION OF THE GUARANTEED DEATH BENEFIT RIDER

The Guaranteed Death Benefit Rider will end and may not be reinstated on the first to occur of the following:

    - foreclosure of an outstanding loan; or

    - the date on which the sum of your payments less withdrawals and loans does not meet or exceed the applicable Guaranteed Death Benefit test (above); or

    - any Policy change that results in a negative guideline level premium; or

    - the effective date of a change from Death Benefit Option 2 to Death Benefit Option 1, if such changes occur within 5 Policy years of the Final Payment Date; or

    - a request for a partial withdrawal or preferred loan is made after the Final Premium Payment Date.

It is possible that the Policy Value will not be sufficient to keep the Policy in force on the first Monthly Payment Date following the date the Rider terminates.

CHANGE IN FACE AMOUNT

You may increase or decrease the Face Amount by written request. An increase or decrease in the Face Amount takes effect on the LATER of the:

    - The monthly processing date on or next following date of receipt of your written request or

    - The date of approval of your written request, if evidence of insurability is required


INCREASES -- You must submit with your written request for an increase satisfactory evidence of insurability. The consent of both Insured is also required whenever the Face Amount is increased. An increase in Face Amount may not be less than $10,000. You may not increase the Face Amount after either Insured reaches age 85. A written request for an increase must include a payment if the Policy Value less debt is less than the sum of three minimum monthly payments.


We will also compute a new surrender charge based on the amount of the increase. An increase in the Face Amount will increase the insurance protection amount and, therefore, the Monthly Insurance Protection charges.

After increasing the Face Amount, you will have the right, during a free-look period, to have the increase canceled. See THE POLICY -- "Free-Look Period." If you exercise this right, we will credit to your Policy the charges deducted for the increase, unless you request a refund of these charges.

DECREASES -- You may decrease the Face Amount by written request. The minimum amount for a decrease in Face Amount is $10,000. The minimum Face Amount required after a decrease is $250,000. If

(a) you have chosen the Guideline Premium Test and the Policy would not comply with the maximum payment limitations under federal tax law, and

(b) you have previously made payments in excess of the amount allowed for the lower Face Amount, then the excess payments will first be used to repay outstanding loans, if any. If there are any remaining excess payments, we will pay any such excess to you. A return of Policy Value may result in tax liability to you.

A decrease in the Face Amount will lower the insurance protection amount and, therefore, the Monthly Insurance Protection charge. In computing the Monthly Insurance Protection charge, a decrease in the Face Amount will reduce the Face Amount in the following order:

    - the Face Amount provided by the most recent increase;

    - the next most recent increases successively; and

    - the initial Face Amount

On a decrease in the Face Amount, we will deduct from the Policy Value, if applicable, any surrender charge. You may allocate the deduction to one sub-account. If you make no allocation, we will make a pro-rata allocation. We will reduce the surrender charge by the amount of any surrender charge deducted.

POLICY VALUE

The Policy Value is the total value of your Policy. It is the sum of your accumulation in the Fixed Account plus the value of your units in the sub-accounts. There is no guaranteed minimum Policy Value. Policy Value on any date depends on variables that cannot be predetermined.

    - Your Policy Value is affected by the:

    - Frequency and amount of your net payments

    - Interest credited in the Fixed Account

    - Investment performance of your sub-accounts

    - Partial withdrawals

    - Loans, loan repayments and loan interest paid or credited

    - Charges and deductions under the Policy

    - The death benefit option

COMPUTING POLICY VALUE -- We compute the Policy Value on the Date of Issue and on each Valuation Date. On the Date of Issue, the Policy Value is:

    - Accumulations in the Fixed Account, MINUS

    - The Monthly Deductions due

On each Valuation Date after the Date of Issue, the Policy Value is the SUM of:

    - Accumulations in the Fixed Account PLUS

    - The PRODUCT of:

       - The number of units in each sub-account TIMES

       - The value of a unit in each sub-account on the Valuation Date.

THE UNIT -- We allocate each net payment to the sub-accounts you selected. We credit allocations to the sub-accounts as units. Units are credited separately for each sub-account.

The number of units of each sub-account credited to the Policy is the QUOTIENT of

    - That part of the net payment allocated to the sub-account DIVIDED BY

    - The dollar value of a unit on the Valuation Date the payment is received at our Principal Office.

The number of units will remain fixed unless changed by a split of unit value, transfer, partial withdrawal or surrender. Also, each deduction of charges from a sub-account will result in cancellation of units equal in value to the amount deducted.

The dollar value of a unit of a sub-account varies from Valuation Date to Valuation Date based on the investment experience of that sub-account. This investment experience reflects the investment performance, expenses and charges of the fund in which the sub-account invests. The value of each unit was set at $1.00 on the first Valuation Date of each sub-account. The value of a unit on any Valuation Date is the PRODUCT of:

    - The dollar value of the unit on the preceding Valuation Date TIMES

    - The net investment factor

NET INVESTMENT FACTOR -- The net investment factor measures the investment performance of a sub-account during the valuation period just ended. The net investment factor for each sub-account is 1.0000 PLUS the QUOTIENT of:

    - The investment income of that sub-account for the valuation period, adjusted for realized and unrealized capital gains and losses and for taxes during the valuation period, DIVIDED BY

    - The value of that sub-account's assets at the beginning of the valuation period

The net investment factor may be greater or less than one.

PAYMENT OPTIONS

The Net Death Benefit payable may be paid in a single sum or under one or more of the payment options then offered by the Company. These payment options also are available at the Final Payment Date or if the Policy is surrendered. If you do not make a selection, we will pay the benefits in a single sum. A certificate will be provided to the payee describing the payment option selected.

OPTIONAL INSURANCE BENEFITS

You may add optional insurance benefits to the Policy by Rider, as described in APPENDIX B -- OPTIONAL INSURANCE BENEFITS. The cost of certain optional insurance benefits becomes part of the Monthly Deduction.

SURRENDER

You may surrender the Policy and receive its surrender value. The surrender value is:

    - The Policy Value MINUS

    - Any Outstanding Loan and surrender charges

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
We will compute the surrender value on the Valuation Date on which we receive the Policy with a written request for surrender. We will deduct a surrender charge if you surrender the Policy within 10 full Policy years of the Date of Issue or increase in Face Amount. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

The surrender value may be paid in a lump sum or under a payment option then offered by us. See PAYMENT OPTIONS. We will normally pay the surrender value within seven days following our receipt of written request. We may delay benefit payments under the circumstances described in OTHER POLICY PROVISIONS -- "Delay of Payments."

For important tax consequences of surrender, see FEDERAL TAX CONSIDERATIONS.

PARTIAL WITHDRAWAL

After the first Policy year, you may withdraw part of the surrender value of your Policy on written request. Your written request must state the dollar amount you wish to receive. You may allocate the amount withdrawn among the sub-accounts and the Fixed Account. If you do not provide allocation instructions, we will make a pro-rata allocation. Each partial withdrawal must be at least $500. Under both Level Death Benefit Options, the Face Amount is reduced by the partial withdrawal. We will not allow a partial withdrawal if it would reduce Death Benefit Option 1 and 3 Face Amount below $240,000.

On a partial withdrawal from a sub-account, we will cancel the number of units equal in value to the amount withdrawn. The amount withdrawn will be the amount you requested plus the partial withdrawal costs. See CHARGES AND DEDUCTIONS -- "Partial Withdrawal Costs." We will normally pay the partial withdrawal within seven days following our receipt of written request. We may delay payment as described in OTHER POLICY PROVISIONS -- "Delay of Payments."

For important tax consequences of partial withdrawals, see FEDERAL TAX CONSIDERATIONS.

                             CHARGES AND DEDUCTIONS

The following charges will apply to your Policy under the circumstances described. Some of these charges apply throughout the Policy 's duration. Other charges apply only if you choose certain options under the Policy.

No surrender charges, partial withdrawal charges or front-end sales loads are imposed, and no commissions are paid where the Policy owner as of the date of application is within the following class of individuals:

All employees of First Allmerica and its affiliates and subsidiaries located at First Allmerica's home office (or at off-site locations if such employees are on First Allmerica's home office payroll); directors of First Allmerica and its affiliates and subsidiaries; all employees and registered representatives of any broker-dealer that has entered into a sales agreement with us or Allmerica Investments, Inc. to sell the Policies and any spouses of the above persons or any children of the above persons.

DEDUCTIONS FROM PAYMENTS

From each payment, we will deduct a Payment Expense Charge of 8.35%, which is composed of the following:

    - Premium tax charge of 2.35% currently

    - Deferred Acquisition Costs ("DAC tax") charge of 1.0%

    - Front-End Sales Load charge of 5.0%

The 2.35% premium tax charge approximates our average expenses for state and local premium taxes. Premium taxes vary, ranging from zero to more than 4.00%. The premium tax deduction is made whether or not any premium tax applies. The deduction may be higher or lower than the premium tax imposed. However, we do not expect to make a profit from this deduction. The 1.00% DAC tax deduction helps reimburse us for approximate expenses incurred from federal taxes for deferred acquisition costs ("DAC taxes") of the Policies. We deduct the 5.00 % Front-End Sales Load charge from each payment to partially compensate us for Policy sales expenses.

We reserve the right to increase or decrease the premium tax deduction or DAC tax deduction to reflect changes in our expenses for premium taxes or DAC taxes. The 5.0% Front-End Sales Load charge will not change, even if sales expenses change.

MONTHLY CHARGES (THE MONTHLY DEDUCTION)

On each monthly processing date, we will deduct certain following monthly charges (the "Monthly Deduction") from Policy Value. You may allocate the Monthly Deduction to any number of sub-accounts and to the Fixed Account. If you make no allocation, we will make a pro-rata allocation. If the sub-accounts you chose do not have sufficient funds to cover the Monthly Deduction, we will make a pro-rata allocation.

The following charges comprise the Monthly Deduction:

    - MONTHLY INSURANCE PROTECTION CHARGES -- Before the Final Payment Date, we will deduct a Monthly Insurance Protection charge from your Policy Value. This charge is the cost for insurance protection under the Policy. We deduct the Monthly Insurance Protection charge on each monthly processing date starting with the Date of Issue. We will deduct no Monthly Insurance Protection charges on or after the Final Payment Date. The maximum rate per $1000 of Face Amount, considering all possible combinations of sexes, Ages, Underwriting Classes of the Insureds and Death Benefit Option selected, is $83.33.

    - MONTHLY EXPENSE CHARGE -- The Monthly Expense Charge will be charged on the monthly processing date for the first ten years after issue or an increase in Face Amount. This charge reimburses the Company for underwriting and acquisition costs. The charge is equal to a specified amount that varies with the age, and sex of the Insureds for each $1,000 of the Policy 's Face Amount. The charge is equal to a specified amount that varies with the sexes (unisex rates required by state law), Ages and Underwriting Classes of the Insureds and Death Benefit Option selected, for each $1,000 of the Policy's Face Amount. The maximum rate per $1000 of Face Amount, considering all possible combinations of Ages and sexes, is $0.83 at Age 85. For more information, see APPENDIX D -- MONTHLY EXPENSE CHARGES.

    - MONTHLY ADMINISTRATION FEE -- A deduction of $16 for Years 1-5 and $6.00 in Years 6 and over will be taken from the Policy Value on each monthly processing date up to the Final Payment Date to reimburse the Company for expenses related to issuance and maintenance of the Contract.

    - MONTHLY MORTALITY AND EXPENSE RISK CHARGE -- This charge is currently equal to an annual rate of 0.30% of the Policy Value in each sub-account for the first 20 Policy years and an annual rate of 0.10% for Policy Year 21 and later. The charge is based on the Policy Value in the sub-accounts as of the prior Monthly Processing Date. The Company may increase this charge, subject to state and federal law, to an annual rate of 0.55% of the Policy Value in each sub-account for the first 20 Policy years and an annual rate of 0.35% for Policy Year 21 and later. The charge will continue to be assessed after the Final Payment Date.

      This charge compensates us for assuming mortality and expense risks for variable interests in the Policies. The mortality risk we assume is that Insureds may live for a shorter time than anticipated. If this happens, we will pay more Net Death Benefits than anticipated. The expense risk we assume is that the expenses incurred in issuing and administering the Policies will exceed those compensated by the administrative charges in the Policies. If the charge for mortality and expense risks is not sufficient to cover mortality experience and expenses, we will absorb the losses. If the charge turns out to be higher than mortality and expense risk expenses, the difference will be a profit to us. If the charge provides us with a profit, the profit will be available for our use to pay distribution, sales and other expenses.

    - MONTHLY RIDER CHARGES -- RIDER CHARGES WILL VARY DEPENDING UPON THE RIDERS SELECTED, AND BY THE UNDERWRITING CLASSIFICATIONS OF THE INSUREDS.

COMPUTING INSURANCE PROTECTION CHARGES

We designed the Monthly Insurance Protection charge to compensate us for the anticipated cost of paying Net Death Benefits under the Policies. The charge is computed monthly. Monthly Insurance Protection charges can vary depending upon the Death Benefit Option you select. Monthly Insurance Protection Charges will also be different for the initial Face Amount, any increases in Face Amount, and for that part of the death benefit subject to the Guideline Minimum Death Benefit.

DEATH BENEFIT OPTION 1 AND DEATH BENEFIT OPTION 3

INITIAL FACE AMOUNT -- For the initial Face Amount under Death Benefit Option 1 and Death Benefit Option 3, the Monthly Insurance Protection charge is the PRODUCT of:

    - The insurance protection rate TIMES

    - The DIFFERENCE between

    - The initial Face Amount AND

    - The Policy Value (MINUS any Rider charges) at the beginning of the Policy month

Under Death Benefit Option 1 and Death Benefit Option 3, the Monthly Insurance Protection charge decreases as the Policy Value increases (if the Guideline Minimum Death Benefit is not in effect).

INCREASES IN FACE AMOUNT -- For each increase in Face Amount under Death Benefit Option 1 or Death Benefit Option 3, the Monthly Insurance Protection charge is the PRODUCT of:

    - The insurance protection rate for the increase TIMES

    - The DIFFERENCE between

       - The increase in Face Amount AND

       - Any Policy Value (MINUS any Rider charges) IN EXCESS OF than the initial Face Amount at the beginning of the Policy month and not allocated to a prior increase

GUIDELINE MINIMUM DEATH BENEFIT -- If the Guideline Minimum Death Benefit is in effect, we will compute a Monthly Insurance Protection charge for that part of the death benefit subject to the Guideline Minimum Death Benefit that exceeds the current death benefit not subject to the Guideline Minimum Death Benefit. Under Death Benefit Option 1 or Death Benefit Option 3, this Monthly Insurance Protection charge is the PRODUCT of:

    - The insurance protection rate for the initial Face Amount TIMES

    - The DIFFERENCE between

       - The Guideline Minimum Death Benefit AND

       - The GREATER of the Face Amount or the Policy Value.

We will adjust the Monthly Insurance Protection charge for any decreases in Face Amount. See THE POLICY -- "CHANGE IN FACE AMOUNT: DECREASES."

DEATH BENEFIT OPTION 2

INITIAL FACE AMOUNT -- For the initial Face Amount under Death Benefit Option 2, the Monthly Insurance Protection charge is the PRODUCT of:

    - The insurance protection rate TIMES

    - The initial Face Amount

INCREASES IN FACE AMOUNT -- For each increase in Face Amount under Death Benefit Option 2, the Monthly Insurance Protection charge is the PRODUCT of:

    - The insurance protection rate for the increase TIMES

    - The increase in Face Amount

GUIDELINE MINIMUM DEATH BENEFIT -- If the Guideline Minimum Death Benefit is in effect, we will compute a Monthly Insurance Protection charge for that part of the death benefit subject to the Guideline Minimum Death Benefit that exceeds the current death benefit not subject to the Guideline Minimum Death Benefit. Under Death Benefit Option 2, this Monthly Insurance Protection charge is the PRODUCT of:

    - The insurance protection rate for the initial Face Amount TIMES

    - The DIFFERENCE between

       - The Guideline Minimum Death Benefit AND

       - The Face Amount PLUS the Policy Value

We will adjust the Monthly Insurance Protection charge for any decreases in Face Amount. See THE POLICY -- "CHANGE IN FACE AMOUNT: DECREASES."

INSURANCE PROTECTION CHARGES -- Cost of insurance rates are blended based on sex distinct rate tables, the Ages and the Underwriting Classes of the Insureds at the Date of Issue or the effective date of an increase.

The cost of insurance rates are determined at the beginning of each Policy year for the initial Face Amount. The cost of insurance rates for an increase in Face Amount or rider are determined annually on the anniversary of the effective date of each increase. The cost of insurance rates generally increase as the Insureds' Ages increase. The actual monthly cost of insurance rates will be based on the Company's expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates will never exceed the 1980 Commissioners Standard Ordinary sex distinct rate table, Smoker or Non-Smoker, and the Insureds' Ages. The Tables used for this purpose set forth different mortality estimates for smokers and non-smokers. Any change in the cost of insurance rates will apply to all persons of the same insuring Age and Underwriting Class whose Policies have been in force for the same length of time.

The Underwriting Class of each Insured will affect the cost of insurance rates. The Company currently places Insureds into Preferred Underwriting Classes, Standard Underwriting Classes, and Substandard Underwriting Classes. In otherwise identical Policies, Insureds in the Preferred Underwriting Class will have a lower cost of insurance than Insureds in a Standard Underwriting Class, who in turn will have a lower cost of insurance than Insureds in a Substandard Underwriting Class. The Underwriting Classes are also divided into two categories: smokers and non-smokers. Non-smoking Insureds will incur lower cost of insurance rates than Insureds who are classified as smokers but who are otherwise in the same Underwriting Class. Any Insured with an Age at issuance under 18 will be classified initially as regular or substandard. The Insured then will be classified as a smoker at Age 18 unless the Insured provides satisfactory evidence that the Insured is a non-smoker. The Company will provide notice of the opportunity for an Insured to be classified as a non-smoker when the Insured reaches Age 18.

The cost of insurance rate is determined separately for the initial Face Amount and for the amount of any increase in the Face Amount. For each increase in the Face Amount that you request, at a time when either Insureds are in a less favorable Underwriting Class than previously, a correspondingly higher cost of insurance rate will apply only to that portion of the Insurance Amount at Risk for the increase. For the initial Face Amount and any prior increases, the Company will use the Underwriting Class previously applicable. On the other hand, if either Insured's Underwriting Class improves on an increase, the lower cost of insurance rate generally will apply to the entire Insurance Amount at Risk.

FUND EXPENSES


The value of the units of the sub-accounts will reflect the investment advisory fee and other expenses of the funds whose shares the sub-accounts purchase. The prospectuses and statements of additional information of the Underlying Funds.


No charges are currently made against the sub-accounts for federal or state income taxes. Should income taxes be imposed, we may make deductions from the sub-accounts to pay the taxes. See FEDERAL TAX CONSIDERATIONS.

SURRENDER CHARGE

A surrender charge may apply only on a full surrender or decrease in Face Amount of the Policy within ten years of the Date of Issue or of an increase in Face Amount. We compute the surrender charge on Date of Issue and on any increase in Face Amount. The maximum surrender charge is equal to a specified amount that is based on the age, sex, and underwriting class of each Insured, for each $1,000 of the Policy 's Face Amount or increase in Face Amount. SEE APPENDIX E -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

During the first year after issue or an increase in Face Amount, 100% of the surrender charge will apply to a full surrender or decrease in Face Amount. The amount of the Surrender Charges decreases by one-ninth (11.11%) annually to 0% by the 10th Contract year.

If more than one surrender charge is in effect because of one or more increases in Face Amount, we will apply the surrender charges in inverse order. This means that we will apply surrender and partial withdrawal charges (described below) in this order:

    - First, the most recent increase

    - Second, the next most recent increases, and so on

    - Third, the initial Face Amount.

A surrender charge may be deducted on a decrease in the Face Amount. On a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender. The fraction is the PRODUCT of:

    - The decrease DIVIDED by the current Face Amount TIMES

    - The surrender charge

Where a decrease causes a partial reduction in an increase or in the initial Face Amount, we will deduct a proportionate share of the surrender charge for that increase or for the initial Face Amount.

See APPENDIX C -- SURRENDER CHARGES for examples of how we compute the maximum surrender charge.

The surrender charge is designed to partially reimburse us for the administrative costs of product research and development, underwriting, Policy administration, and for distribution expenses, including commissions to our representatives, advertising, and the printing of prospectuses and sales literature.

PARTIAL WITHDRAWAL COSTS

For each partial withdrawal, we deduct a transaction fee of 2% of the amount withdrawn, not to exceed $25. This fee is intended to reimburse us for the cost of processing the withdrawal. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge (described below).

A partial withdrawal charge may also be deducted from Policy Value. However, in any Policy year, you may withdraw, without a partial withdrawal charge, up to

    - 10% of the Policy Value MINUS

    - The total of any prior free withdrawals in the same Policy year ("Free 10% Withdrawal")

The right to make the Free 10% Withdrawal is not cumulative from Policy year to Policy year. For example, if only 8% of Policy Value were withdrawn in the second Policy year, the amount you could withdraw in future Policy years would not be increased by the amount you did not withdraw in the second Policy year.

We impose the partial withdrawal charge on any withdrawal greater than the Free 10% Withdrawal. The charge is 5.0% of the excess withdrawal, up to the amount of the outstanding surrender charge. We will reduce the Policy 's outstanding surrender charge by the amount of the partial withdrawal charge. The partial withdrawal charge deducted will decrease existing surrender charges in inverse order, as described above under "Surrender Charge." If no surrender charge applies to the Policy at the time of the withdrawal, no partial withdrawal charge will apply.

TRANSFER CHARGES

Currently, the first 12 transfers in a Policy year are free. We reserve the right to limit the number of free transfers in a Policy year to six. After that, we will deduct a $10 transfer charge from amounts transferred in that Policy year. We reserve the right to increase the charge, but it will never exceed $25. This charge reimburses us for the administrative costs of processing the transfer.

Each of the following transfers of Policy Value from the sub-accounts to the Fixed Account is free and does not count as one of the 12 free transfers in a Policy year:

    - A conversion within the first 24 months from Date of Issue or increase

    - A transfer to the Fixed Account to secure a loan

    - A reallocation of Policy Value within 20 days of the Date of Issue

    - Dollar-Cost Averaging Option and Automatic Rebalancing Option

OTHER ADMINISTRATIVE CHARGES

We reserve the right to charge for other administrative costs we incur. While there are no current charges for these costs, we may impose a charge for:

    - Changing net payment allocation instructions

    - Changing the allocation of Monthly Insurance Protection charges among the various sub-accounts and the Fixed Account

    - Providing a projection of values

We do not currently charge for these costs. Any future charge is guaranteed not to exceed $25 per transaction.

                                  POLICY LOANS

You may borrow money secured by your Policy Value at any time. There is no minimum loan amount. The total amount you may borrow, including any outstanding loan, is the loan value. The loan value is the Policy Value minus any surrender charges

We will usually pay the loan within seven days after we receive the written request. We may delay the payment of loans as stated in OTHER POLICY PROVISIONS -- "Delay of Payments."

We will allocate the loan among the sub-accounts and the Fixed Account according to your instructions. If you do not make an allocation, we will make a pro-rata allocation. We will transfer Policy Value in each sub-account equal to the Policy loan to the Fixed Account. We will not count this transfer as a transfer subject to the transfer charge.


Policy Value equal to the outstanding loan will earn monthly interest in the Fixed Account at an annual rate of at least 4.0%. NO OTHER INTEREST WILL BE CREDITED. The loan interest rate charged by the Company accrues daily. The annual interest rate charged by the Company is guaranteed not to exceed 6.00%.


PREFERRED LOAN OPTION

The preferred loan option is automatically available to you, unless you request otherwise. You may change a preferred loan to a non-preferred loan at any time upon written request. A request for a preferred loan after the Final Payment Date will terminate the optional Guaranteed Death Benefit Rider. Any part of the outstanding loan that represents earnings under the Policy may be treated as a preferred loan. There is some uncertainty as to the tax treatment of preferred loans, which may be treated as a taxable distribution from the Policy. Consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS).


Policy Value equal to the outstanding loan will earn monthly interest in the Fixed Account at an annual rate of at least 4.0%. NO OTHER INTEREST WILL BE CREDITED. The loan interest rate charged by the Company accrues daily. The annual loan interest rate charged by the Company for Preferred Loans is guaranteed not to exceed 4.50%.


REPAYMENT OF OUTSTANDING LOAN

You may pay any loans before Policy lapse. We will allocate that part of the Policy Value in the Fixed Account that secured a repaid loan to the sub-accounts and Fixed Account according to your instructions. If you do not make a repayment allocation, we will allocate Policy Value according to your most recent payment allocation instructions. However, loan repayments allocated to the Variable Account cannot exceed Policy Value previously transferred from the Variable Account to secure the outstanding loan.

If the outstanding loan exceeds the amount needed to pay the Policy Value less the next monthly deductions, the Policy will terminate. We will mail a notice of termination to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Policy will terminate with no value. See POLICY TERMINATION AND REINSTATEMENT. The foreclosure of an outstanding loan will terminate the optional Guaranteed Death Benefit Rider.

EFFECT OF POLICY LOANS

Policy loans will permanently affect the Policy Value and surrender value, and may permanently affect the death benefit. The effect could be favorable or unfavorable, depending on whether the investment performance of the sub-accounts is less than or greater than the interest credited to the Policy Value in the Fixed Account that secures the loan.

We will deduct any outstanding loan from the proceeds payable when the surviving Insured dies or from a surrender.

                      POLICY TERMINATION AND REINSTATEMENT

TERMINATION

Unless the Guaranteed Death Benefit Rider is in effect, the Policy will terminate if:

    - Policy Value is insufficient to cover the next Monthly Deduction plus loan interest accrued OR

    - Outstanding loans exceed the Policy Value

If one of these situations occurs, the Policy will be in default. You will then have a grace period of 62 days, measured from the date of default, to pay a premium sufficient to prevent termination. On the date of default, we will send a notice to you and to any assignee of record. The notice will state the premium due and the date by which it must be paid.

Failure to pay a sufficient premium within the grace period will result in Policy termination. If the surviving Insured dies during the grace period, we will deduct from the Net Death Benefit any monthly charges due and unpaid through the Policy month in which the surviving Insured dies and any other overdue charge.

During the first 48 Policy months following the Date of Issue or an increase in the Face Amount, a guarantee may apply to prevent the Policy from terminating because of insufficient Policy Value. This guarantee applies if, during this period, you pay premiums that, when reduced by partial withdrawals and partial withdrawal costs, equal or exceed specified minimum monthly payments. The specified minimum monthly payments are based on the number of months the Policy, increase in Face Amount or Policy change that causes a change in the minimum monthly payment has been in force. A Policy change that causes a change in the minimum monthly payment is a change in the Face Amount, underwriting reclassifications of either Insured, or the addition or deletion of a Rider. Except for the first 48 months after the Date of Issue or the effective date of an increase, payments equal to the minimum monthly payment do not guarantee that the Policy will remain in force.

If the optional Guaranteed Death Benefit Rider is in effect, the Policy will not lapse regardless of the investment performance of the Variable Account. See "Guaranteed Death Benefit Rider."

REINSTATEMENT

A terminated Policy may be reinstated within three years of the date of default and before the Final Payment Date. The reinstatement takes effect on the monthly processing date following the date you submit to us:

    - Written application for reinstatement

    - Evidence of insurability showing that the Insureds are insurable according to our underwriting rules and

    - A payment that, after the deduction of the payment expense charge, is large enough to cover the minimum amount payable

Policies which have been surrendered may not be reinstated.

MINIMUM AMOUNT PAYABLE -- If reinstatement is requested when less than 48 Monthly Deductions have been paid since the Date of Issue or increase in the Face Amount, you must pay for the lesser of three minimum monthly premiums and three Monthly Deductions.

If you request reinstatement more than 48 Monthly Processing Dates from the Date of Issue or increase in the Face Amount, you must pay 3 monthly deductions.

SURRENDER CHARGE -- The surrender charge on the date of reinstatement is the surrender charge that was in effect on the date of termination.

POLICY VALUE ON REINSTATEMENT -- The Policy Value on the date of reinstatement is:

    - The net payment made to reinstate the Policy and interest earned from the date the payment was received at our Principal Office PLUS

    - The Policy Value less any outstanding loan on the date of default (not to exceed the surrender charge on the date of reinstatement) MINUS

    - The Monthly Deductions due on the date of reinstatement

You may reinstate any outstanding loan.

                            OTHER POLICY PROVISIONS

POLICY OWNER

The Policy Owner is an Insured unless another Policy owner has been named in the application. As Policy owner, you are entitled to exercise all rights under your Policy while the Insured is alive, with the consent of any irrevocable beneficiary. The consent of the Insureds is required whenever the Face Amount is increased.

BENEFICIARY

The beneficiary is the person or persons to whom the Net Death Benefit is payable on the surviving Insured's death. Unless otherwise stated in the Policy, the beneficiary has no rights in the Policy before the surviving Insured dies. While either Insured is alive, you may change the beneficiary, unless you have declared the beneficiary to be irrevocable. If no beneficiary is alive when the surviving Insured dies, the Policy owner (or the Policy owner's estate) will be the beneficiary. If more than one beneficiary is alive when the surviving Insured dies, we will pay each beneficiary in equal shares, unless you have chosen otherwise. Where there is more than one beneficiary, the interest of a beneficiary who dies before the surviving Insured will pass to surviving beneficiaries proportionally.

ASSIGNMENT

You may assign a Policy as collateral or make an absolute assignment. All Policy rights will be transferred as to the assignee's interest. The consent of the assignee may be required to make changes in payment allocations, make transfers or to exercise other rights under the Policy. We are not bound by an assignment or release thereof, unless it is in writing and recorded at our Principal Office. When recorded, the assignment will take effect on the date the written request was signed. Any rights the assignment creates will be subject to any payments we made or actions we took before the assignment is recorded. We are not responsible for determining the validity of any assignment or release.

THE FOLLOWING POLICY PROVISIONS MAY VARY BY STATE.

LIMIT ON RIGHT TO CHALLENGE POLICY

We cannot challenge the validity of your Policy if both Insureds were alive after the Policy had been in force for two years from the Date of Issue. Also, we cannot challenge the validity of any increase in the Face Amount if both Insureds were alive after the increase was in force for two years from the effective date of the increase.

SUICIDE

The Net Death Benefit will not be paid if either Insured commits suicide, while sane or insane, within two years from the Date of Issue. Instead, we will pay the beneficiary all payments made for the Policy, without interest, less any Outstanding Loan and partial withdrawals. If either Insured commits suicide, while sane or insane, within two years from any increase in Face Amount, we will not recognize the increase. We will pay to the beneficiary the Monthly Insurance Protection charges plus monthly expense charges paid for the increase.

NOTICE OF FIRST INSURED TO DIE

Within 90 days of the death of the first Insured to die, or as soon thereafter as is reasonably possible, you must mail due proof of such death to the Principal Office.

MISSTATEMENT OF AGE OR SEX

If (a) the Age or sex of either Insured is not correctly stated in the Policy application and (b) death of the surviving Insured occurs prior to the Final Premium Payment Date, we will adjust benefits under the Policy to reflect the correct age and sex. The adjusted benefit will be the benefit that the most recent Monthly Insurance Protection charge would have purchased for the correct age and sex. We will not reduce the death benefit to less than the Guideline Minimum Death Benefit. For a unisex Policy, there is no adjusted benefit for misstatement of sex.

DELAY OF PAYMENTS

Amounts payable from the Variable Account for surrender, partial withdrawals, or death of the surviving Insured, as well as Net Death Benefit, Policy loans and transfers may be postponed whenever:

    - The New York Stock Exchange is closed other than customary weekend and holiday closings

    - The SEC restricts trading on the New York Stock Exchange

    - The SEC determines an emergency exists, so that disposal of securities is not reasonably practicable or it is not reasonably practicable to compute the value of the Variable Account's net assets

We may delay paying any amounts derived from payments you made by check until the check has cleared your bank. We reserve the right to defer amounts payable from the Fixed Account. This delay may not exceed six months.

                           FEDERAL TAX CONSIDERATIONS

The following summary of federal tax considerations is based on our understanding of the present federal income tax laws as they are currently interpreted. Legislation may be proposed which, if passed, could adversely and possibly retroactively affect the taxation of the Policies. This summary is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. We do not address tax provisions that may apply if the Policy owner is a corporation or the trustee of an employee benefit plan. You should consult a qualified tax adviser to apply the law to your circumstances.

THE COMPANY AND THE VARIABLE ACCOUNT

The Company is taxed as a life insurance company under Subchapter L of the Code. We file a consolidated tax return with our parent and affiliates. We do not currently charge for any income tax on the earnings or realized capital gains in the Variable Account. We do not currently charge for federal income taxes respecting the Variable Account. A charge may apply in the future for any federal income taxes we incur. The charge may become necessary, for example, if there is a change in our tax status. Any charge would be designed to cover the federal income taxes on the investment results of the Variable Account.

Under current laws, the Company may incur state and local taxes besides premium taxes. These taxes are not currently significant. If there is a material change in these taxes affecting the Variable Account, we may charge for taxes paid or for tax reserves.

TAXATION OF THE POLICIES

We believe that the Policies described in this Prospectus are life insurance contracts under Section 7702 of the Code. Section 7702 affects the taxation of life insurance contracts and places limits on the relationship of the Policy Value to the death benefit. As life insurance contracts, the Net Death Benefits of the Policies are excludable from the gross income of the beneficiaries. Also, any increase in Policy Value is not taxable until received by you or your designee (but see "Modified Endowment Policies").

Federal tax law requires that the investment of each sub-account funding the Policies is adequately diversified according to Treasury regulations. Although we do not have control over the investments of the funds, we believe that the funds currently meet the Treasury's diversification requirements. We will monitor continued compliance with these requirements.

The Treasury Department has announced that previous regulations on diversification do not provide guidance concerning the extent to which Policy owners may direct their investments to divisions of a separate investment account. Regulations may provide guidance in the future. The Policies or our administrative rules may be modified as necessary to prevent a Policy owner from being considered the owner of the assets of the Variable Account.

A surrender, partial withdrawal, change in the death benefit option, change in the Face Amount, lapse with Policy loan outstanding, or assignment of the Policy may have tax consequences. Within the first fifteen Policy years, a distribution of cash required under Section 7702 of the Code because of a reduction of benefits under the Policy will be taxed to the Policy owner as ordinary income respecting any investment earnings. Federal, state and local income, estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Insured, Policy owner or beneficiary.

POLICY LOANS

We believe that non-preferred loans received under the Policy will be treated as an indebtedness of the Policy Owner for federal income tax purposes. Under current law, these loans will not constitute income for the Policy Owner while the Policy is in force (but see "Modified Endowment Policies"). There is a risk, however, that a preferred loan may be characterized by the Internal Revenue Service ("IRS") as a withdrawal and taxed accordingly. At the present time, the IRS has not issued any guidance on whether loans with the attributes of a preferred loan should be treated differently than a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain. In the event IRS guidelines are issued in the future, you may revoke your request for a preferred loan.

Section 264 of the Code restricts the deduction of interest on Policy loans. Consumer interest paid on Policy loans under an individually owned Policy is not tax deductible. Generally, no tax deduction for interest is allowed on Policy loans, if the Insured is an officer or employee of, or is financially interested in, any business carried on by the taxpayer. There is an exception to this rule which permits a deduction for interest on loans up to $50,000 related to any business-related policies covering the greater of (1) five individuals or
(2) the lesser of (a) 5% of the total number of officers and employees of the corporation or (b) 20 individuals.

MODIFIED ENDOWMENT CONTRACTS

The Technical and Miscellaneous Revenue Act of 1988 ("1988 Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." Under the 1988 Act, a Policy may be considered a "modified endowment contract" if:

Total payments during the first seven Policy years (or within seven years of a material change in the Policy) EXCEED

    - The total net level payments payable had the Policy provided for paid-up future benefits after making seven level payments.

In addition, if benefits are reduced at anytime during the life of the Policy, there may be adverse tax consequences. Please consult your tax adviser.

If the Policy is considered a modified endowment contract, distributions (including Policy loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis and includible in gross income to the extent that the surrender value exceeds the Policy owner's investment in the Policy. Any other amounts will be treated as a return of capital up to the Policy Owner's basis in the Policy. A 10% tax is imposed on that part of any distribution that is includible in income, unless the distribution is:

    - Made after the taxpayer becomes disabled,

    - Made after the taxpayer attains age 59 1/2, or

    - Part of a series of substantially equal periodic payments for the taxpayer's life or life expectancy or joint life expectancies of the taxpayer and beneficiary.

All modified endowment contracts issued by the same insurance company to the same Policy owner during any calendar period will be treated as a single modified endowment contract in computing taxable distributions.

Currently, we review each Policy when payments are received to determine if the payment will render the Policy a modified endowment contract. If a payment would so render the Policy, we will notify you of the option of requesting a refund of the excess payment. The refund process must be completed within 60 days after the Policy anniversary or the Policy will be permanently classified as a modified endowment contract.

ESTATE AND GENERATION-SKIPPING TAXES

If the Policy Owner is the surviving Insured, at the death of the surviving insured the Net Death Benefit will generally be includible in his or her estate for purposes of federal estate tax. If the Policy Owner is not the surviving Insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. Nothing would be includible in the surviving Insured's estate if he or she neither retained incidents of ownership at death nor had given up ownership within three years before death.

Federal estate tax is integrated with federal gift tax under a unified rate schedule. In general, estates with a value less than the unifed credit amount will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate and gift tax purposes. The unlimited marital deduction permits the deferral of taxes until the death of the surviving spouse, when the death proceeds would be available to pay taxes due and other expenses incurred.

As a general rule, if an Insured is the Policy Owner, and death proceeds are payable to a person two or more generations younger than the Policy Owner, a generation-skipping tax may be payable on the death proceeds at rates similar to the maximum estate tax rate in effect at the time. If the Policy Owner (whether or not he or she is an insured) transfers ownership of the Policy to someone two or more generations younger, the transfer may be subject to the generation-skipping tax. The taxable amount would be the value of the Policy. If the death proceeds are not includible in the Insured's estate (because the Insured retained no incidents of ownership and did not relinquish ownership within three years before death), the payment of the death proceeds to the beneficiary is not subject to the generation-skipping tax regardless of the beneficiary's generation. The generation-skipping tax provisions generally apply to transfers which would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation-skipping tax exemption of $1 million. Because these rules are complex, the Policy Owner should consult with a tax adviser for specific information where benefits are passing to younger generations.

                                 VOTING RIGHTS

Where the law requires, we will vote fund shares that each sub-account holds according to instructions received from Policy Owners with Policy Value in the sub-account. If, under the 1940 Act or its rules, we may vote shares in our own right, whether or not the shares relate to the Policies, we reserve the right to do so.

We will provide each person having a voting interest in a fund with proxy materials and voting instructions. We will vote shares held in each sub-account for which no timely instructions are received in proportion to all instructions received for the sub-account. We will also vote in the same proportion our shares held in the Variable Account that does not relate to the Policies.

We will compute the number of votes that a Policy owner has the right to instruct on the record date established for the fund. This number is the quotient of:

    - Each Policy Owner's Policy Value in the sub-account divided by

    - The net asset value of one share in the fund in which the assets of the sub-account are invested

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that Fund shares be voted so as
(1) to cause to change in the sub-classification or investment objective of one or more of the Funds, or (2) to approve or disapprove an investment advisory contract for the Funds. In addition, we may disregard voting instructions that are in favor of any change in the investment policies or in any investment adviser or principal underwriter if the change has been initiated by Contract Owners or the Trustees. Our disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Funds. In the event we do disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Contract Owners.

                DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY


NAME AND POSITION WITH COMPANY           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------           ----------------------------------------------
Bruce C. Anderson                     Director (since 1996) and Vice President (since 1984)
  Director and Vice President         of First Allmerica

Warren E. Barnes                      Vice President (since 1996) and Corporate Controller
  Vice President and Corporate        (since 1998) of First Allmerica
  Controller

Mark R. Colborn                       Director (since 2000) and Vice President (since 1992)
  Director and Vice President         of First Allmerica

Charles F. Cronin                     Secretary and Counsel (since 2000) of First
  Secretary                           Allmerica; Counsel (since 1996) of First Allmerica;
                                      Attorney (1991-1996) of Nutter, McClennen & Fish

J. Kendall Huber                      Director, Vice President and General Counsel (since
  Director, Vice President and        2000) of First Allmerica; Vice President (1999) of
  General Counsel                     Promos Hotel Corporation; Vice President and Deputy
                                      General Counsel (1998-1999) of Legg Mason, Inc.; Vice
                                      President and Deputy General Counsel (1995-1998) of
                                      USF&G Corporation

John P. Kavanaugh                     Director and Chief Investment Officer (since 1996)
  Director, Vice President and Chief  and Vice President (since 1991) of First Allmerica;
  Investment Officer                  Director (since 1996) and President (since 1995) of
                                      Allmerica Asset Management, Inc.

Mark C. McGivney                      Vice President (since 1997) and Treasurer (since
  Treasurer                           2000) of First Allmerica; Associate, Investment
                                      Banking (1996-1997) of Merrill Lynch & Co.

John F. O'Brien                       Director, President and Chief Executive Officer
  Director and Chairman of the Board  (since 1989) of First Allmerica

Edward J. Parry, III                  Director and Chief Financial Officer (since 1996),
  Director, Vice President and Chief  Vice President (since 1993) and Treasurer (1993-2000)
  Financial Officer                   of First Allmerica

Richard M. Reilly                     Director (since 1996) and Vice President (since 1990)
  Director, President and Chief       of First Allmerica; Director (since 1990), President
  Executive Officer                   and Chief Executive Officer (since 1995) of Allmerica
                                      Financial Life Insurance and Annuity Company;
                                      Director and President (since 1998) of Allmerica
                                      Financial Investment Management Services, Inc.

Robert P. Restrepo, Jr.               Director and Vice President (since 1998) of First
  Director                            Allmerica; Chief Executive Officer (1996 to 1998) of
                                      Travelers Property & Casualty; Senior Vice President
                                      (1993 to 1996) of Aetna Life & Casualty Company

Eric A. Simonsen                      Director (since 1996) and Vice President (since 1990)
  Director and Vice President         of First Allmerica

NAME AND POSITION WITH COMPANY           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------           ----------------------------------------------
Gregory D. Tranter                    Director and Vice President (since 2000) of First
  Director and Vice President         Allmerica; Vice President (1996-1998) of Travelers
                                      Property & Casualty; Director of Geico Team
                                      (1983-1996) of Aetna Life & Casualty


                                  DISTRIBUTION

Allmerica Investments, Inc., an indirect wholly owned subsidiary of First Allmerica, acts as the principal underwriter and general distributor of the Policies. Allmerica Investments, Inc. is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Broker-dealers sell the Policies through their registered representatives who are appointed by us.


We pay to broker-dealers who sell the Policy commissions based on a commission schedule. After the Date of Issue or an increase in Face Amount, commissions will be 90% of the first-year payments up to a payment amount we established and 3% of any excess. Commissions will be 3% for subsequent payments in Years 2-10, and 1% for Years 11 and over. Alternate commission schedules are available with lower commission limits on first year commissions, excess commissions, and renewals, plus on any annual compensation of up to .25% of Policy Value. To the extent permitted by NASD rules, overrides and promotional incentives or payments may also be provided to General Agents, independent marketing organizations, and broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.


Commissions paid on the Policies, including other incentives or payments, are not charged to Policy Owners or to the Variable Account.

                                    REPORTS

We will maintain the records for the Variable Account. We will promptly send you statements of transactions under your Policy, including:

    - Payments

    - Changes in Face Amount

    - Changes in death benefit option

    - Transfers among Sub-Accounts and the Fixed Account

    - Partial withdrawals

    - Increases in loan amount or loan repayments

    - Lapse or termination for any reason

    - Reinstatement

We will send an annual statement to you that will summarize all of the above transactions and deductions of charges during the Policy year. The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Contract. The Company will assume that all transactions are accurately reported on confirmation statements and quarterly/ annual statements unless the Owner notifies the Principal Office in writing within 30 days after receipt of the statement. It will also set forth the status of the death benefit, Policy Value, Surrender Value, amounts in the Sub-Accounts and Fixed Account, and any Policy loans. We will send you reports containing financial statements and other information for the Underlying Funds as the 1940 Act requires.

                               LEGAL PROCEEDINGS

There are no pending legal proceedings involving the Variable Account or its assets. The Company and Allmerica Investments, Inc. are not involved in any litigation that is materially important to their total assets.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

We reserve the right, subject to law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts. We may redeem the shares of a Fund and substitute shares of another registered open-end management company, if:

    - The shares of the fund are no longer available for investment or

    - In our judgment further investment in the Fund would be improper based on the purposes of the Variable Account or the affected Sub-Account

Where the 1940 Act or other law requires, we will not substitute any shares respecting a Policy interest in a sub-account without notice to Policy Owners and prior approval of the SEC and state insurance authorities. The Variable Account may, as the law allows, purchase other securities for other policies or allow a conversion between policies on a Policy Owner's request.

We reserve the right to establish additional sub-accounts funded by a new fund or by another investment company. Subject to law, we may, in our sole discretion, establish new sub-accounts or eliminate one or more sub-accounts.


Shares of the funds are issued to other separate accounts of the Company and its affiliates that fund variable annuity contracts ("mixed funding"). Shares of the Company and the Underlying Funds are also issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life Policy Owners or variable annuity Policy Owners. The Company and the Underlying Funds do not believe that mixed funding is currently disadvantageous to either variable life insurance Policy Owners or variable annuity Policy Owners. The Company and the Trustees will monitor events to identify any material conflicts among Policy Owners because of mixed and shared funding. If the Trustees conclude that separate funds should be established for variable life and variable annuity separate accounts, we will bear the expenses.


We may change the Policy to reflect a substitution or other change and will notify Policy Owners of the change. Subject to any approvals the law may require, the Variable Account or any sub-accounts may be:

    - Operated as a management company under the 1940 Act

    - Deregistered under the 1940 Act if registration is no longer required or

    - Combined with other sub-accounts or our other separate accounts

                              FURTHER INFORMATION

We have filed a 1933 Act registration statement for this offering with the SEC. Under SEC rules and regulations, we have omitted from this Prospectus part of the registration statement and amendments.

Statements contained in this Prospectus are summaries of the Policy and other legal documents. The complete documents and omitted information may be obtained from the SEC's Principal Office in Washington, D.C., on payment of the SEC's prescribed fees.

                    MORE INFORMATION ABOUT THE FIXED ACCOUNT

This Prospectus serves as a disclosure document only for the aspects of the Policy relating to the Variable Account. For complete details on the Fixed Account, read the Policy itself. The Fixed Account and other interests in the general account are not regulated under the 1933 Act or the 1940 Act because of exemption and exclusionary provisions. The 1933 Act provisions on the accuracy and completeness of statements made in prospectuses may apply to information on the fixed part of the Policy and the Fixed Account. The SEC has not reviewed the disclosures in this section of the Prospectus.

GENERAL DESCRIPTION

You may allocate part or all of your net payments to accumulate at a fixed rate of interest in the Fixed Account. The Fixed Account is a part of our general account. The general account is made up of all of our general assets other than those allocated to any separate account. Allocations to the Fixed Account become part of our general account assets and are used to support insurance and annuity obligations.

FIXED ACCOUNT INTEREST

We guarantee amounts allocated to the Fixed Account as to principal and a minimum rate of interest. The minimum interest we will credit on amounts allocated to the Fixed Account is 4.0% compounded annually. "Excess interest" may or may not be credited at our sole discretion. We will guarantee initial rates on amounts allocated to the Fixed Account, either as payments or transfers, to the next Policy anniversary. At each Policy anniversary, we will credit the then current interest rate to money remaining in the Fixed Account. We will guarantee this rate for one year. Thus, if a payment has been allocated to the Fixed Account for less than one Policy year, the interest rate credited to such payment may be greater or less than the interest rate credited to payments that have been allocated to the Policy for more than one Policy year.

Policy loans may also be made from the Policy Value in the Fixed Account. We will credit that part of the Policy Value that is equal to any Outstanding Loan with interest at an effective annual yield of at least 4.0%.

We may delay transfers, surrenders, partial withdrawals, Net Death Benefits and Policy loans up to six months. However, if payment is delayed for 30 days or more, we will pay interest at our then current interest rate. The rate applied will be at least equal to the rate required by state law for deferment of payments. Amounts from the Fixed Account used to make payments on policies that we or our affiliates issue will not be delayed.

SURRENDERS, PARTIAL WITHDRAWALS, AND TRANSFERS

If a Policy is surrendered or if a partial withdrawal is made, a surrender charge or partial withdrawal charge may be imposed. On a decrease in Face Amount, the surrender charge deducted is a fraction of the charge that would apply to a full surrender. We deduct partial withdrawals from Policy Value allocated to the Fixed Account on a last-in/first-out basis. This means that the last payments allocated to Fixed Account will be withdrawn first.

The first 12 transfers in a Policy year currently are free. After that, we may deduct a $10 transfer charge for each transfer in that Policy year. The transfer privilege is subject to our consent and to our then current rules.

                            INDEPENDENT ACCOUNTANTS


The financial statements of the Company as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000, and the financial statements of Separate Account IMO of the Company as of December 31, 2000, included in this Prospectus constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


                              FINANCIAL STATEMENTS

Financial Statements for the Company and for the Variable Account are included in this Prospectus, beginning immediately after the Appendices. The financial statements of the Company should be considered only as bearing on our ability to meet our obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                                   APPENDIX A
                 GUIDELINE MINIMUM DEATH BENEFIT FACTORS TABLE

              (DEATH BENEFIT OPTION 1 AND DEATH BENEFIT OPTION 2)

Under Death Benefit Option 1 and Death Benefit Option 2, the Guideline Minimum Death Benefit is a percentage of the Policy Value as set forth below:

                    Younger Insured's                       Percentage of
                       Attained Age                         Policy Value
                    -----------------                       -------------
    0-40..................................................      250%
    41....................................................      243%
    42....................................................      236%
    43....................................................      229%
    44....................................................      222%
    45....................................................      215%
    46....................................................      209%
    47....................................................      203%
    48....................................................      197%
    49....................................................      191%
    50....................................................      185%
    51....................................................      178%
    52....................................................      171%
    53....................................................      164%
    54....................................................      157%
    55....................................................      150%
    56....................................................      146%
    57....................................................      142%
    58....................................................      138%
    59....................................................      134%
    60....................................................      130%
    61....................................................      128%
    62....................................................      126%
    63....................................................      124%
    64....................................................      122%
    65....................................................      120%
    66....................................................      119%
    67....................................................      118%
    68....................................................      117%
    69....................................................      116%
    70....................................................      115%
    71....................................................      113%
    72....................................................      111%
    73....................................................      109%
    74....................................................      107%
    75-90.................................................      105%
    91....................................................      104%
    92....................................................      103%
    93....................................................      102%
    94....................................................      101%
    95 and above..........................................      100%

                                   APPENDIX B
                          OPTIONAL INSURANCE BENEFITS

This Appendix provides only a summary of other insurance benefits available by Rider for an additional charge. For more information, contact your representative.

SPLIT OPTION RIDER/EXCHANGE OPTION RIDER

This Rider, WHICH IS AVAILABLE ONLY AT DATE OF ISSUE, permits you to split the Policy into two life insurance policies, one covering each Insured singly, subject to Company guidelines. The new policies will be subject to new surrender charge periods.

OTHER INSURED RIDER

This Rider provides a term insurance benefit for up to five Insureds. At present this benefit is only available for the spouse and children of the primary Insured. The Rider includes a feature that allows the "other Insured" to convert the coverage to a flexible premium adjustable life insurance Policy.

SURVIVING TERM LIFE INSURANCE RIDER

This Rider provides an additional term insurance benefit for the surviving Insured.

FOUR-YEAR TERM RIDER

This Rider provides a term insurance benefit during the first four Policy years, payable upon the death of the last surviving Insured during the coverage period.

GUARANTEED DEATH BENEFIT RIDER

This Rider, which is available only at issue, (a) guarantees that your Policy will not lapse regardless of the Performance of the Variable Account and (b) provides a guaranteed Net Death Benefit.

Certain Riders May Not Be Available In All States.

                                   APPENDIX C
                               SURRENDER CHARGES

If you surrender the Policy, reduce the Face Amount, or the Policy lapses during the first nine Policy years, we will assess a surrender charge, which will be deducted from the Policy Value. This charge is imposed in part to recover distribution expenses and in part to recover certain first year administrative costs. The initial surrender charges will be specified in your Policy and will be in compliance with each state's nonforfeiture law.

When we issue your Policy, we determine the initial surrender charge. To determine the initial surrender charge, we multiply the initial Face Amount of your Policy by a rate per thousand dollars of Face Amount. The applicable rate depends on the sexes, issue ages and underwriting classes of the Insureds. For the following examples of Insureds, the applicable rates per $1000 of Face Amount are:

Male Preferred Non-Smoker Age 35, Female Preferred
  Non-Smoker Age 35.........................................  $18.03
Male Preferred Non-Smoker Age 45, Female Preferred
  Non-Smoker Age 45.........................................  $22.60
Male Preferred Non-Smoker Age 55, Female Preferred
  Non-Smoker Age 55.........................................  $30.52
Male Preferred Smoker Age 55, Female Preferred Non-Smoker
  Age 55....................................................  $32.33
Male Preferred Non-Smoker Age 65, Female Preferred
  Non-Smoker Age 65.........................................  $44.67
Male Preferred Non-Smoker Age 75, Female Preferred
  Non-Smoker Age 75.........................................  $52.76

Accordingly, if the Insureds were a male preferred non-smoker age 55, a female preferred non-smoker age 55, and the Policy's Face Amount was $500,000, the initial surrender charge would be $15,260 ($30.52 X 500).

The maximum rate per $1000 of Face Amount, considering all possible combinations of sexes, issue ages, and underwriting classes of the Insureds, is $54.65.

The surrender charge will decrease by one-ninth (11.11%) each year to zero by the 10th contract year.

                                   APPENDIX D
                            MONTHLY EXPENSE CHARGES

A monthly expense charge is computed on the Date of Issue and on each increase in Face Amount. The factors used to compute the monthly expense charges vary with the gender and issue ages of the Insureds as indicated in the methodology below.

STEP 1. ADJUST AGES FOR GENDER

Start with the actual ages of the Insured on the date of issue of the Policy or the date of an increase in Face Amount. Subtract years from the ages based on gender. The table below shows the adjustments.

GENDER                                                SUBTRACT FROM AGE (YEARS)
------                                                -------------------------
Female..............................................              5
Male................................................              0
Unisex..............................................              3

STEP 2. DETERMINE ADD-ON FACTOR

Subtract the younger adjusted age from the older adjusted age. Find the difference between the two in the following table to determine the add-on factor.

DIFFERENCE IN   ADD-ON        DIFFERENCE IN    ADD-ON
ADJUSTED AGE    FACTOR        ADJUSTED AGE     FACTOR
   (YEARS)     (YEARS)           (YEARS)      (YEARS)
-------------  --------       -------------   --------
      0            2             40-44           14
     1-2           3             45-47           15
     3-4           4             48-50           16
     5-6           5             51-53           17
     7-9           6             54-56           18
    10-12          7             57-60           19
    13-15          8             61-64           20
    16-18          9             65-69           21
    19-23         10             70-75           22
    24-28         11             76-82           23
    29-34         12             83-91           24
    35-39         13             92-100          25

STEP 3. CALCULATE MONTHLY EXPENSE CHARGE AGE

Add the add-on factor (from Step 2) to the younger adjusted age (from Step 1). The sum is the monthly expense charge age.

STEP 4. DETERMINE THE MONTHLY EXPENSE CHARGE

Find the monthly expense charge age in the following table to determine the monthly unit expense charge rate. Then multiply the monthly unit expense charge rate by (Face Amount * .001).

                   MONTHLY EXPENSE CHARGES PER $1000 OF FACE

MONTHLY EXPENSE   MONTHLY UNIT        MONTHLY EXPENSE    MONTHLY UNIT
  CHARGE AGE     EXPENSE CHARGE         CHARGE AGE      EXPENSE CHARGE
---------------  --------------       ---------------   --------------
       0              $0.02                43                $0.14
       1              $0.02                44                $0.15
       2              $0.02                45                $0.16
       3              $0.02                46                $0.16
       4              $0.02                47                $0.17
       5              $0.03                48                $0.18
       6              $0.03                49                $0.18
       7              $0.03                50                $0.19
       8              $0.03                51                $0.21
       9              $0.03                52                $0.22
      10              $0.03                53                $0.24
      11              $0.03                54                $0.25
      12              $0.04                55                $0.27
      13              $0.04                56                $0.29
      14              $0.04                57                $0.31
      15              $0.04                58                $0.33
      16              $0.04                59                $0.35
      17              $0.04                60                $0.38
      18              $0.05                61                $0.40
      19              $0.05                62                $0.42
      20              $0.05                63                $0.44
      21              $0.05                64                $0.46
      22              $0.06                65                $0.49
      23              $0.06                66                $0.50
      24              $0.06                67                $0.51
      25              $0.06                68                $0.52
      26              $0.07                69                $0.53
      27              $0.07                70                $0.54
      28              $0.07                71                $0.56
      29              $0.07                72                $0.58
      30              $0.08                73                $0.60
      31              $0.08                74                $0.61
      32              $0.08                75                $0.63
      33              $0.09                76                $0.65
      34              $0.09                77                $0.67
      35              $0.09                78                $0.69
      36              $0.10                79                $0.71
      37              $0.10                80                $0.73
      38              $0.11                81                $0.74
      39              $0.12                82                $0.76
      40              $0.12                83                $0.78
      41              $0.13                84                $0.80
      42              $0.14                85                $0.83

EXAMPLE

Assume a male, age 52, and a female, age 48, apply for a Policy with a Face Amount of $350,000.

STEP 1. ADJUST AGES FOR GENDER

The adjusted age for the male is 52 years (from the table, 52 + 0 = 52). The adjusted age for the female is 53 years (from the table, 48 + 5 = 53).

STEP 2. DETERMINE ADD-ON FACTOR

The difference between the adjusted ages is 1 year (53 years - 52 years = 1 year). From the table in Step 2 above, the add-on factor is 3 years.

STEP 3. CALCULATE MONTHLY EXPENSE CHARGE AGE

Adding the add-on factor of 3 years (from Step 2) to the younger adjusted age of 52 years (from Step 1) results in a monthly expense charge age of 55 years.

STEP 4. DETERMINE THE MONTHLY EXPENSE CHARGE


Based on the monthly expense charge age of 55 years, from the above table the monthly unit expense charge rate $0.27 per $1000 of Face Amount. For the $350,000 Policy in this example, the Monthly Expense Charge is $94.50 (350 times $0.27).

                                   APPENDIX E
                                 ILLUSTRATIONS

The following tables illustrate the way in which the Policy 's death benefit and Policy Value could vary over an extended period of time. ON REQUEST, WE WILL PROVIDE A COMPARABLE ILLUSTRATION BASED ON THE PROPOSED INSURED'S AGE, SEX, AND UNDERWRITING CLASS, AND THE REQUESTED FACE AMOUNT, DEATH BENEFIT OPTION AND RIDERS.

ASSUMPTIONS

The tables illustrate a Policy issued on the lives of both Insureds, each Age 55, under a Standard Underwriting Class and qualifying for the non-smoker discount. The tables also illustrate the guaranteed cost of insurance rates and the current cost of insurance rates.

The tables illustrate the Policy Values that would result based upon the assumptions that no Policy loans have been made, that you have not requested an increase or decrease in the initial Face Amount, that no partial withdrawals have been made, and that no transfers above 12 have been made in any Policy year (so that no transaction or transfer charges have been incurred).

The tables assume that all premiums are allocated to and remain in the Separate Account for the entire period shown, and are based on hypothetical gross investment rates of return for the Underlying Fund (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6%, and 12%. The second column of the tables shows the amount which would accumulate if an amount equal to the premiums paid were invested to earn interest (after taxes) at 5% compounded annually.

The Policy Values and Death Proceeds would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below such averages for individual Policy years. The values would also be different depending on the allocation of a Policy 's total Policy Value among the Sub-Accounts of the Separate Account, if the actual rates of return averaged 0%, 6% or 12, but the rates of each Underlying Fund varied above and below such averages.

DEDUCTIONS FOR CHARGES

The amounts shown in the tables take into account the deduction of the payment expense charge from premiums and the monthly deduction from Policy Value.

EXPENSES OF THE UNDERLYING FUNDS


The amounts shown in the tables also take into account the Underlying Fund advisory fees and operating expenses, which are assumed to be at an annual rate of 1.00% of the average daily net assets of the Underlying Funds. The actual fees and expenses of each Underlying Fund vary, and in 2000, ranged from an annual rate of 0.33% to an annual rate of 2.11% of average daily net assets. The fees and expenses associated with your Policy may be more or less than 1.00% in the aggregate, depending upon how you make allocations of Policy Value among the Sub-Accounts.



Through December 31, 2001, Allmerica Financial Investment Management Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.50% of average net assets for AIT Select International Equity Fund, 1.35% for AIT Select Aggressive Growth Fund and AIT Select Capital Appreciation Fund, 1.25% for AIT Select Value Opportunity Fund, 1.20% for AIT Select Growth Fund, AIT Select Strategic Growth Fund and AIT Core Equity Fund, 1.10% for AIT Select Growth and Income Fund, 1.00% for AIT Select Strategic Income Fund, AIT Select Investment Grade Income Fund and AIT Government Bond Fund, and 0.60% for AIT Money Market Fund and AIT Equity Index Fund. The total operating expenses of the funds were less than their respective expense limitations throughout 2000.

In addition, through December 31, 2001, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the AIT Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-advisor. Through December 31, 2001, the AIT Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets. The declaration of a voluntary management fee or expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to these Funds.



A I M Advisors, Inc., the investment advisor of AIM V.I. Aggressive Growth Fund, has agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to limit total annual fund operating expenses to 1.40% of average daily net assets of the AIM V.I. Aggressive Growth Fund until December 31, 2001. Total annual fund operating expenses before waivers and reimbursements were 2.13%.



The investment advisor of Deutsche VIT EAFE Equity Index Fund and Deutsche VIT Small Cap Index Fund has voluntarily agreed to waive its fee and to reimburse the Fund for certain expenses resulting in a reduction of total expenses. Absent any waiver or reimbursement, the Total Fund Expenses would have been .92% and
 .69% for Deutsche VIT EAFE Equity Index Fund and Deutsche VIT Small Cap Index Fund , respectively, for the year ended December 31, 2000.



The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the FT VIP Franklin Small Cap Fund's investment in Franklin Templeton Money Fund.This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. Including this reduction the Total Operating Expenses were 1.02%.



Pioneer Investment Management, Inc. ("Pioneer") has agreed voluntarily through December 31, 2001 to limit its management fee and, if necessary, to limit other operating expenses of Class I shares of the Pioneer Emerging Markets VCT Portfolio and the Pioneer High Yield VCT Portfolio to 1.75% and 1.25%, respectively, of the average daily net assets attributable to Class I shares. The portion of portfolio expenses attributable to Class II shares will be reduced only to the extent such expenses are reduced for Class I shares. The declaration of a voluntary limitation and/or reimbursement in any year does not bind Pioneer to declare further expense limitations with respect to these portfolios. These agreements are voluntary and may be terminated with notice.



Excluding certain offset arrangements, but after the effect of the voluntary limitation, expenses attributable to Class II shares would have been 2.11% for the Pioneer Emerging Markets VCT Portfolio. For the fiscal year ended December 31, 2000, assuming no voluntary limitations and no expense offset arrangements, portfolio expenses as a percentage of average daily net assets attributable to Class II shares were 4.47% for the Pioneer Emerging Markets VCT Portfolio.



Total expenses are gross of amounts paid in connection with certain expense offset arrangements. Assuming reduction for expense offset arrangements, total operating expenses attributable to Class II shares for the fiscal period ended December 31, 2000, were 2.09% for the Pioneer Emerging Markets VCT Portfolio.



Pioneer has agreed voluntarily through December 31, 2001 to limit its management fee and, if necessary, to limit other operating expenses of Class I shares of the Pioneer Fund VCT Portfolio and Pioneer Real Estate Growth VCT Portfolio to 1.25% of the average daily net assets attributable to Class I shares. The portion of portfolio expenses attributable to Class II shares will be reduced only to the extent such expenses are reduced for Class I shares. The total operating expenses attributable to Class I shares of these portfolios were less than their respective expense limitations during 2000. The declaration of a voluntary limitation and/or reimbursement in any year does not bind Pioneer to declare further expense limitations with respect to these portfolios. These agreements are voluntary and may be terminated with notice.

Pursuant to their respective agreements with Scudder Variable Series II, the investment manager and the accounting agent have agreed, for the one year period commencing on May 1, 2001, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described portfolios to the amounts set forth after the portfolio names: SVS Dreman Financial Services (0.99% ) and Scudder Technology Growth (0.95%).


The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.

NET ANNUAL RATES OF INVESTMENT

The Net Annual Rates of Investment do NOT reflect Policy charges (such as the Payment Expense Charge, the Monthly Deduction, or Surrender and Partial Withdrawal Charges).


Applying the average Fund advisory fees and operating expenses of 1.00% of average net assets, in the Current Cost of Insurance Charges tables the gross annual rates of investment return of 0%, 6% and 12% would produce net annual rates of -1.00%, 5.00% and 11.00%. In the Guaranteed Cost of Insurance Charges tables, the gross annual rates of investment return of 0%, 6% and 12% would produce net annual rates of -1.00%, 5.00% and 11.00%, respectively.


The hypothetical returns shown in the tables do not reflect any charges for income taxes against the Variable Account since no charges are currently made. However, if in the future the charges are made, to produce illustrated death benefits and cash values, the gross annual investment rates of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges. The second column of the tables shows the amount that would accumulate if the Guideline Annual Premium were invested to earn interest (after taxes) at 5%, compounded annually.

UPON REQUEST, THE COMPANY WILL PROVIDE A COMPARABLE ILLUSTRATION BASED UPON THE PROPOSED INSUREDS' AGES AND UNDERWRITING CLASSIFICATIONS, AND THE REQUESTED FACE AMOUNT, SUM INSURED OPTION, AND RIDERS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              VARIABLE LIFE POLICY

                                       INSURED #1: MALE, NON-SMOKER ISSUE AGE 55

                                     INSURED #2: FEMALE, NON-SMOKER ISSUE AGE 55

                                                SPECIFIED FACE AMOUNT $1,000,000

                                                          DEATH BENEFIT OPTION 1

                 BASED ON CURRENT MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS


           PREMIUMS            HYPOTHETICAL 0%                  HYPOTHETICAL 6%                   HYPOTHETICAL 12%
          PAID PLUS        GROSS INVESTMENT RETURN          GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
           INTEREST    -------------------------------  -------------------------------  ----------------------------------
 POLICY     AT 5%      SURRENDER   POLICY      DEATH    SURRENDER   POLICY      DEATH     SURRENDER     POLICY      DEATH
  YEAR   PER YEAR (1)    VALUE    VALUE (2)   BENEFIT     VALUE    VALUE (2)   BENEFIT      VALUE      VALUE (2)   BENEFIT
 ------  ------------  ---------  ---------  ---------  ---------  ---------  ---------  ------------  ---------  ---------
   1        10,500            0      5,637   1,000,000         0      6,076   1,000,000           0        6,517  1,000,000
   2        21,525            0     11,197   1,000,000         0     12,434   1,000,000           0       13,727  1,000,000
   3        33,101            0     16,680   1,000,000         0     19,086   1,000,000           0       21,704  1,000,000
   4        45,256          711     22,084   1,000,000     4,668     26,041   1,000,000       9,152       30,525  1,000,000
   5        58,019        9,594     27,405   1,000,000    15,501     33,312   1,000,000      22,467       40,278  1,000,000
   6        71,420       18,511     32,760   1,000,000    26,781     41,030   1,000,000      36,935       51,184  1,000,000
   7        85,491       27,337     38,024   1,000,000    38,403     49,089   1,000,000      52,548       63,235  1,000,000
   8       100,266       36,064     43,189   1,000,000    50,373     57,497   1,000,000      69,420       76,545  1,000,000
   9       115,779       44,690     48,252   1,000,000    62,703     66,265   1,000,000      87,682       91,244  1,000,000
   10      132,068       53,203     53,203   1,000,000    75,398     75,398   1,000,000     107,471      107,471  1,000,000
   11      149,171       61,240     61,240   1,000,000    88,217     88,217   1,000,000     128,796      128,796  1,000,000
   12      167,130       69,094     69,094   1,000,000   101,561    101,561   1,000,000     152,329      152,329  1,000,000
   13      185,986       76,746     76,746   1,000,000   115,435    115,435   1,000,000     178,290      178,290  1,000,000
   14      205,786       84,168     84,168   1,000,000   129,836    129,836   1,000,000     206,918      206,918  1,000,000
   15      226,575       91,338     91,338   1,000,000   144,766    144,766   1,000,000     238,483      238,483  1,000,000
   16      248,404       98,204     98,204   1,000,000   160,202    160,202   1,000,000     273,264      273,264  1,000,000
   17      271,324      104,764    104,764   1,000,000   176,166    176,166   1,000,000     311,618      311,618  1,000,000
   18      295,390      110,979    110,979   1,000,000   192,649    192,649   1,000,000     353,916      353,916  1,000,000
   19      320,660      116,802    116,802   1,000,000   209,634    209,634   1,000,000     400,574      400,574  1,000,000
   20      347,193      122,178    122,178   1,000,000   227,102    227,102   1,000,000     452,060      452,060  1,000,000
 Age 60     58,019        9,594     27,405   1,000,000    15,501     33,312   1,000,000      22,467       40,278  1,000,000
 Age 65    132,068       53,203     53,203   1,000,000    75,398     75,398   1,000,000     107,471      107,471  1,000,000
 Age 70    226,575       91,338     91,338   1,000,000   144,766    144,766   1,000,000     238,483      238,483  1,000,000
 Age 75    347,193      122,178    122,178   1,000,000   227,102    227,102   1,000,000     452,060      452,060  1,000,000


(1) Assumes a $10,000 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICY OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              VARIABLE LIFE POLICY

                                        INSURED #1: MALE NON-SMOKER ISSUE AGE 55

                                      INSURED #2: FEMALE NON-SMOKER ISSUE AGE 55

                                                SPECIFIED FACE AMOUNT $1,000,000

                                                          DEATH BENEFIT OPTION 1

                BASED ON GUARANTEED MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS


           PREMIUMS            HYPOTHETICAL 0%                  HYPOTHETICAL 6%                   HYPOTHETICAL 12%
          PAID PLUS        GROSS INVESTMENT RETURN          GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
           INTEREST    -------------------------------  -------------------------------  ----------------------------------
 POLICY     AT 5%      SURRENDER   POLICY      DEATH    SURRENDER   POLICY      DEATH     SURRENDER     POLICY      DEATH
  YEAR   PER YEAR (1)    VALUE    VALUE (2)   BENEFIT     VALUE    VALUE (2)   BENEFIT      VALUE      VALUE (2)   BENEFIT
 ------  ------------  ---------  ---------  ---------  ---------  ---------  ---------  ------------  ---------  ---------
   1        10,500            0      5,618   1,000,000         0      6,057   1,000,000           0        6,497  1,000,000
   2        21,525            0     11,142   1,000,000         0     12,376   1,000,000           0       13,667  1,000,000
   3        33,101            0     16,570   1,000,000         0     18,966   1,000,000           0       21,574  1,000,000
   4        45,256          524     21,898   1,000,000     4,459     25,832   1,000,000       8,917       30,290  1,000,000
   5        58,019        9,308     27,119   1,000,000    15,168     32,979   1,000,000      22,082       39,893  1,000,000
   6        71,420       17,322     31,571   1,000,000    25,491     39,740   1,000,000      35,531       49,779  1,000,000
   7        85,491       24,990     35,677   1,000,000    35,834     46,520   1,000,000      49,730       60,417  1,000,000
   8       100,266       32,252     39,376   1,000,000    46,133     53,257   1,000,000      64,696       71,821  1,000,000
   9       115,779       39,027     42,590   1,000,000    56,301     59,863   1,000,000      80,429       83,991  1,000,000
   10      132,068       45,219     45,219   1,000,000    66,230     66,230   1,000,000      96,913       96,913  1,000,000
   11      149,171       50,377     50,377   1,000,000    75,560     75,560   1,000,000     113,993      113,993  1,000,000
   12      167,130       54,694     54,694   1,000,000    84,557     84,557   1,000,000     132,152      132,152  1,000,000
   13      185,986       58,053     58,053   1,000,000    93,088     93,088   1,000,000     151,412      151,412  1,000,000
   14      205,786       60,332     60,332   1,000,000   101,008    101,008   1,000,000     171,801      171,801  1,000,000
   15      226,575       61,374     61,374   1,000,000   108,136    108,136   1,000,000     193,336      193,336  1,000,000
   16      248,404       60,962     60,962   1,000,000   114,223    114,223   1,000,000     215,994      215,994  1,000,000
   17      271,324       58,720     58,720   1,000,000   118,861    118,861   1,000,000     239,645      239,645  1,000,000
   18      295,390       54,407     54,407   1,000,000   121,755    121,755   1,000,000     264,300      264,300  1,000,000
   19      320,660       47,427     47,427   1,000,000   122,262    122,262   1,000,000     289,722      289,722  1,000,000
   20      347,193       37,166     37,166   1,000,000   119,693    119,693   1,000,000     315,714      315,714  1,000,000
 Age 60     58,019        9,308     27,119   1,000,000    15,168     32,979   1,000,000      22,082       39,893  1,000,000
 Age 65    132,068       45,219     45,219   1,000,000    66,230     66,230   1,000,000      96,913       96,913  1,000,000
 Age 70    226,575       61,374     61,374   1,000,000   108,136    108,136   1,000,000     193,336      193,336  1,000,000
 Age 75    347,193       37,166     37,166   1,000,000   119,693    119,693   1,000,000     315,714      315,714  1,000,000


(1) Assumes a $10,000 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICY OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              VARIABLE LIFE POLICY

                                        INSURED #1: MALE NON-SMOKER ISSUE AGE 55

                                      INSURED #2: FEMALE NON-SMOKER ISSUE AGE 55

                                                SPECIFIED FACE AMOUNT $1,000,000

                                                          DEATH BENEFIT OPTION 2

                 BASED ON CURRENT MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS


           PREMIUMS            HYPOTHETICAL 0%                  HYPOTHETICAL 6%                   HYPOTHETICAL 12%
          PAID PLUS        GROSS INVESTMENT RETURN          GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
           INTEREST    -------------------------------  -------------------------------  ----------------------------------
 POLICY     AT 5%      SURRENDER   POLICY      DEATH    SURRENDER   POLICY      DEATH     SURRENDER     POLICY      DEATH
  YEAR   PER YEAR (1)    VALUE    VALUE (2)   BENEFIT     VALUE    VALUE (2)   BENEFIT      VALUE      VALUE (2)   BENEFIT
 ------  ------------  ---------  ---------  ---------  ---------  ---------  ---------  ------------  ---------  ---------
   1        10,500            0      5,637   1,005,637         0      6,076   1,006,076           0        6,517  1,006,517
   2        21,525            0     11,197   1,011,197         0     12,434   1,012,434           0       13,727  1,013,727
   3        33,101            0     16,680   1,016,680         0     19,085   1,019,085           0       21,703  1,021,703
   4        45,256          710     22,083   1,022,083     4,667     26,041   1,026,041       9,151       30,524  1,030,524
   5        58,019        9,592     27,404   1,027,404    15,499     33,310   1,033,310      22,464       40,275  1,040,275
   6        71,420       18,508     32,757   1,032,757    26,777     41,026   1,041,026      36,930       51,179  1,051,179
   7        85,491       27,331     38,018   1,038,018    38,395     49,081   1,049,081      52,538       63,224  1,063,224
   8       100,266       36,054     43,178   1,043,178    50,358     57,483   1,057,483      69,401       76,525  1,076,525
   9       115,779       44,673     48,235   1,048,235    62,678     66,240   1,066,240      87,647       91,210  1,091,210
   10      132,068       53,175     53,175   1,053,175    75,358     75,358   1,075,358     107,412      107,412  1,107,412
   11      149,171       61,197     61,197   1,061,197    88,152     88,152   1,088,152     128,696      128,696  1,128,696
   12      167,130       69,027     69,027   1,069,027   101,457    101,457   1,101,457     152,165      152,165  1,152,165
   13      185,986       76,644     76,644   1,076,644   115,272    115,272   1,115,272     178,026      178,026  1,178,026
   14      205,786       84,016     84,016   1,084,016   129,586    129,586   1,129,586     206,500      206,500  1,206,500
   15      226,575       91,115     91,115   1,091,115   144,390    144,390   1,144,390     237,831      237,831  1,237,831
   16      248,404       97,883     97,883   1,097,883   159,643    159,643   1,159,643     272,261      272,261  1,272,261
   17      271,324      104,312    104,312   1,104,312   175,354    175,354   1,175,354     310,107      310,107  1,310,107
   18      295,390      110,356    110,356   1,110,356   191,492    191,492   1,191,492     351,682      351,682  1,351,682
   19      320,660      115,957    115,957   1,115,957   208,012    208,012   1,208,012     397,318      397,318  1,397,318
   20      347,193      121,048    121,048   1,121,048   224,858    224,858   1,224,858     447,371      447,371  1,447,371
 Age 60     58,019        9,592     27,404   1,027,404    15,499     33,310   1,033,310      22,464       40,275  1,040,275
 Age 65    132,068       53,175     53,175   1,053,175    75,358     75,358   1,075,358     107,412      107,412  1,107,412
 Age 70    226,575       91,115     91,115   1,091,115   144,390    144,390   1,144,390     237,831      237,831  1,237,831
 Age 75    347,193      121,048    121,048   1,121,048   224,858    224,858   1,224,858     447,371      447,371  1,447,371


(1) Assumes a $10,000 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICY OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              VARIABLE LIFE POLICY
                                        INSURED #1: MALE NON-SMOKER ISSUE AGE 55
                                      INSURED #2: FEMALE NON-SMOKER ISSUE AGE 55
                                                SPECIFIED FACE AMOUNT $1,000,000
                                                          DEATH BENEFIT OPTION 2

                BASED ON GUARANTEED MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS


           PREMIUMS            HYPOTHETICAL 0%                  HYPOTHETICAL 6%                   HYPOTHETICAL 12%
          PAID PLUS        GROSS INVESTMENT RETURN          GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
           INTEREST    -------------------------------  -------------------------------  ----------------------------------
 POLICY     AT 5%      SURRENDER   POLICY      DEATH    SURRENDER   POLICY      DEATH     SURRENDER     POLICY      DEATH
  YEAR   PER YEAR (1)    VALUE    VALUE (2)   BENEFIT     VALUE    VALUE (2)   BENEFIT      VALUE      VALUE (2)   BENEFIT
 ------  ------------  ---------  ---------  ---------  ---------  ---------  ---------  ------------  ---------  ---------
   1        10,500            0      5,618   1,005,618         0      6,057   1,006,057           0        6,497  1,006,497
   2        21,525            0     11,142   1,011,142         0     12,376   1,012,376           0       13,667  1,013,667
   3        33,101            0     16,570   1,016,570         0     18,965   1,018,965           0       21,573  1,021,573
   4        45,256          523     21,896   1,021,896     4,457     25,830   1,025,830       8,915       30,289  1,030,289
   5        58,019        9,305     27,116   1,027,116    15,164     32,975   1,032,975      22,077       39,888  1,039,888
   6        71,420       17,288     31,537   1,031,537    25,449     39,698   1,039,698      35,479       49,727  1,049,727
   7        85,491       24,912     35,598   1,035,598    35,732     46,418   1,046,418      49,598       60,284  1,060,284
   8       100,266       32,109     39,234   1,039,234    45,939     53,063   1,053,063      64,434       71,558  1,071,558
   9       115,779       38,796     42,358   1,042,358    55,972     59,534   1,059,534      79,964       83,526  1,083,526
   10      132,068       44,866     44,866   1,044,866    65,707     65,707   1,065,707      96,140       96,140  1,096,140
   11      149,171       49,859     49,859   1,049,859    74,760     74,760   1,074,760     112,758      112,758  1,112,758
   12      167,130       53,949     53,949   1,053,949    83,364     83,364   1,083,364     130,235      130,235  1,130,235
   13      185,986       57,010     57,010   1,057,010    91,354     91,354   1,091,354     148,511      148,511  1,148,511
   14      205,786       58,910     58,910   1,058,910    98,549     98,549   1,098,549     167,509      167,509  1,167,509
   15      226,575       59,484     59,484   1,059,484   104,725    104,725   1,104,725     187,113      187,113  1,187,113
   16      248,404       58,505     58,505   1,058,505   109,583    109,583   1,109,583     207,122      207,122  1,207,122
   17      271,324       55,590     55,590   1,055,590   112,641    112,641   1,112,641     227,144      227,144  1,227,144
   18      295,390       50,514     50,514   1,050,514   113,556    113,556   1,113,556     246,909      246,909  1,246,909
   19      320,660       42,697     42,697   1,042,697   111,602    111,602   1,111,602     265,739      265,739  1,265,739
   20      347,193       31,584     31,584   1,031,584   106,031    106,031   1,106,031     282,896      282,896  1,282,896
 Age 60     58,019        9,305     27,116   1,027,116    15,164     32,975   1,032,975      22,077       39,888  1,039,888
 Age 65    132,068       44,866     44,866   1,044,866    65,707     65,707   1,065,707      96,140       96,140  1,096,140
 Age 70    226,575       59,484     59,484   1,059,484   104,725    104,725   1,104,725     187,113      187,113  1,187,113
 Age 75    347,193       31,584     31,584   1,031,584   106,031    106,031   1,106,031     282,896      282,896  1,282,896


(1) Assumes a $10,000 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICY OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              VARIABLE LIFE POLICY

                                        INSURED #1: MALE NON-SMOKER ISSUE AGE 55

                                      INSURED #2: FEMALE NON-SMOKER ISSUE AGE 55

                                                SPECIFIED FACE AMOUNT $1,000,000

                                                          DEATH BENEFIT OPTION 3

                BASED ON GUARANTEED MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS


           PREMIUMS            HYPOTHETICAL 0%                  HYPOTHETICAL 6%                   HYPOTHETICAL 12%
          PAID PLUS        GROSS INVESTMENT RETURN          GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
           INTEREST    -------------------------------  -------------------------------  ----------------------------------
 POLICY     AT 5%      SURRENDER   POLICY      DEATH    SURRENDER   POLICY      DEATH     SURRENDER     POLICY      DEATH
  YEAR   PER YEAR (1)    VALUE    VALUE (2)   BENEFIT     VALUE    VALUE (2)   BENEFIT      VALUE      VALUE (2)   BENEFIT
 ------  ------------  ---------  ---------  ---------  ---------  ---------  ---------  ------------  ---------  ---------
   1        10,500            0      5,637   1,000,000         0      6,076   1,000,000           0        6,517  1,000,000
   2        21,525            0     11,197   1,000,000         0     12,434   1,000,000           0       13,727  1,000,000
   3        33,101            0     16,680   1,000,000         0     19,086   1,000,000           0       21,704  1,000,000
   4        45,256          711     22,084   1,000,000     4,668     26,041   1,000,000       9,152       30,525  1,000,000
   5        58,019        9,594     27,405   1,000,000    15,501     33,312   1,000,000      22,467       40,278  1,000,000
   6        71,420       18,511     32,760   1,000,000    26,781     41,030   1,000,000      36,935       51,184  1,000,000
   7        85,491       27,337     38,024   1,000,000    38,403     49,089   1,000,000      52,548       63,235  1,000,000
   8       100,266       36,064     43,189   1,000,000    50,373     57,497   1,000,000      69,420       76,545  1,000,000
   9       115,779       44,690     48,252   1,000,000    62,703     66,265   1,000,000      87,682       91,244  1,000,000
   10      132,068       53,203     53,203   1,000,000    75,398     75,398   1,000,000     107,471      107,471  1,000,000
   11      149,171       61,240     61,240   1,000,000    88,217     88,217   1,000,000     128,796      128,796  1,000,000
   12      167,130       69,094     69,094   1,000,000   101,561    101,561   1,000,000     152,329      152,329  1,000,000
   13      185,986       76,746     76,746   1,000,000   115,435    115,435   1,000,000     178,290      178,290  1,000,000
   14      205,786       84,168     84,168   1,000,000   129,836    129,836   1,000,000     206,918      206,918  1,000,000
   15      226,575       91,338     91,338   1,000,000   144,766    144,766   1,000,000     238,483      238,483  1,000,000
   16      248,404       98,204     98,204   1,000,000   160,202    160,202   1,000,000     273,264      273,264  1,000,000
   17      271,324      104,764    104,764   1,000,000   176,166    176,166   1,000,000     311,618      311,618  1,000,000
   18      295,390      110,979    110,979   1,000,000   192,649    192,649   1,000,000     353,916      353,916  1,000,000
   19      320,660      116,802    116,802   1,000,000   209,634    209,634   1,000,000     400,574      400,574  1,000,000
   20      347,193      122,178    122,178   1,000,000   227,102    227,102   1,000,000     452,060      452,060  1,000,000
 Age 60     58,019       27,405      9,594   1,000,000    33,312     15,501   1,000,000      40,278       22,467  1,000,000
 Age 65    132,068       53,203     53,203   1,000,000    75,398     75,398   1,000,000     107,471      107,471  1,000,000
 Age 70    226,575       91,338     91,338   1,000,000   144,766    144,766   1,000,000     238,483      238,483  1,000,000
 Age 75    347,193      122,178    122,178   1,000,000   227,102    227,102   1,000,000     452,060      452,060  1,000,000


(1) Assumes a $10,000 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICY OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              VARIABLE LIFE POLICY

                                        INSURED #1: MALE NON-SMOKER ISSUE AGE 55

                                      INSURED #2: FEMALE NON-SMOKER ISSUE AGE 55

                                                SPECIFIED FACE AMOUNT $1,000,000

                                                          DEATH BENEFIT OPTION 3

                 BASED ON CURRENT MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS


           PREMIUMS            HYPOTHETICAL 0%                  HYPOTHETICAL 6%                   HYPOTHETICAL 12%
          PAID PLUS        GROSS INVESTMENT RETURN          GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
           INTEREST    -------------------------------  -------------------------------  ----------------------------------
 POLICY     AT 5%      SURRENDER   POLICY      DEATH    SURRENDER   POLICY      DEATH     SURRENDER     POLICY      DEATH
  YEAR   PER YEAR (1)    VALUE    VALUE (2)   BENEFIT     VALUE    VALUE (2)   BENEFIT      VALUE      VALUE (2)   BENEFIT
 ------  ------------  ---------  ---------  ---------  ---------  ---------  ---------  ------------  ---------  ---------
   1        10,500            0      5,618   1,000,000         0      6,057   1,000,000           0        6,497  1,000,000
   2        21,525            0     11,142   1,000,000         0     12,376   1,000,000           0       13,667  1,000,000
   3        33,101            0     16,570   1,000,000         0     18,966   1,000,000           0       21,574  1,000,000
   4        45,256          524     21,898   1,000,000     4,459     25,832   1,000,000       8,917       30,290  1,000,000
   5        58,019        9,308     27,119   1,000,000    15,168     32,979   1,000,000      22,082       39,893  1,000,000
   6        71,420       17,322     31,571   1,000,000    25,491     39,740   1,000,000      35,531       49,779  1,000,000
   7        85,491       24,990     35,677   1,000,000    35,834     46,520   1,000,000      49,730       60,417  1,000,000
   8       100,266       32,252     39,376   1,000,000    46,133     53,257   1,000,000      64,696       71,821  1,000,000
   9       115,779       39,027     42,590   1,000,000    56,301     59,863   1,000,000      80,429       83,991  1,000,000
   10      132,068       45,219     45,219   1,000,000    66,230     66,230   1,000,000      96,913       96,913  1,000,000
   11      149,171       50,377     50,377   1,000,000    75,560     75,560   1,000,000     113,993      113,993  1,000,000
   12      167,130       54,694     54,694   1,000,000    84,557     84,557   1,000,000     132,152      132,152  1,000,000
   13      185,986       58,053     58,053   1,000,000    93,088     93,088   1,000,000     151,412      151,412  1,000,000
   14      205,786       60,332     60,332   1,000,000   101,008    101,008   1,000,000     171,801      171,801  1,000,000
   15      226,575       61,374     61,374   1,000,000   108,136    108,136   1,000,000     193,336      193,336  1,000,000
   16      248,404       60,962     60,962   1,000,000   114,223    114,223   1,000,000     215,994      215,994  1,000,000
   17      271,324       58,720     58,720   1,000,000   118,861    118,861   1,000,000     239,645      239,645  1,000,000
   18      295,390       54,407     54,407   1,000,000   121,755    121,755   1,000,000     264,300      264,300  1,000,000
   19      320,660       47,427     47,427   1,000,000   122,262    122,262   1,000,000     289,722      289,722  1,000,000
   20      347,193       37,166     37,166   1,000,000   119,693    119,693   1,000,000     315,714      315,714  1,000,000
 Age 60     58,019       27,119      9,308   1,000,000    32,979     15,168   1,000,000      39,893       22,082  1,000,000
 Age 65    132,068       45,219     45,219   1,000,000    66,230     66,230   1,000,000      96,913       96,913  1,000,000
 Age 70    226,575       61,374     61,374   1,000,000   108,136    108,136   1,000,000     193,336      193,336  1,000,000
 Age 75    347,193       37,166     37,166   1,000,000   119,693    119,693   1,000,000     315,714      315,714  1,000,000


(1) Assumes a $10,000 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICY OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX F
                            PERFORMANCE INFORMATION

The Policies were first offered to the public in 2000. However, we may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Sub-Accounts have been in existence (Tables IA and IB), and based on the periods that the Underlying Funds have been in existence (Tables IIA and IIB). The results for any period prior to the Policies being offered will be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts and the Funds.


Total return and average annual total return are based on the hypothetical profile of a representative Policy owner and historical earnings and are not intended to indicate future performance. "Total Return" is the total income generated net of certain expenses and charges. In each table below, "One-Year Total Return" refers to the total of the income generated by a sub-account, based on certain charges and assumptions as described in the respective tables, for the one-year period ended December 31, 2000. "Average Annual Total Return" is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.


In Tables I, performance information under the Policies is net of total fund expenses, mortality and expense risk charges, administrative charges, Monthly Insurance Protection charges, and surrender charges. We take a representative Policy owner and assume that:

    - The Insureds are male, Age 55, standard (nonsmoker) Underwriting Class, and female, Age 55, standard (nonsmoker) Underwriting Class

    - The Policy owner had allocations in each of the sub-accounts for the fund durations shown, and

    - There was a full surrender at the end of the applicable period.

In Table II, the performance information is net of total Underlying Fund expenses. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE POLICY OR SURRENDER CHARGES.

We may compare performance information for a sub-account in reports and promotional literature to:

    - Standard & Poor's 500 Composite Stock Price Index ("S&P 500")

    - Dow Jones Industrial Average ("DJIA")

    - Shearson Lehman Aggregate Bond Index

    - Other unmanaged indices of unmanaged securities widely regarded by investors as representative of the securities markets

    - Other groups of variable life separate accounts or other investment products tracked by Lipper Inc.

    - Other services, companies, publications, or persons such as Morningstar, Inc., who rank the investment products on performance or other criteria

    - The Consumer Price Index

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for insurance and administrative charges, separate account charges and fund management costs and expenses.

Performance information for any sub-account reflects only the performance of a hypothetical investment in the sub-account during a period. It is not representative of what may be achieved in the future. However, performance information may be helpful in reviewing market conditions during a period and in considering a fund's success in meeting its investment objectives.

In advertising, sales literature, publications or other materials, we may give information on various topics of interest to Policy owners and prospective Policy owners. These topics may include:

    - The relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation and automatic account rebalancing)

    - The advantages and disadvantages of investing in tax-deferred and taxable investments

    - Customer profiles and hypothetical payment and investment scenarios

    - Financial management and tax and retirement planning

    - Investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Policies and the characteristics of and market for the financial instruments.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/heath insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues do not measure the ability of such companies to meet other non-Policy obligations. The ratings also do not relate to the performance of the Underlying Portfolios.

                                   TABLE I(A)
                  AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT
                      FOR PERIODS ENDING DECEMBER 31, 2000
                       SINCE INCEPTION OF THE SUB-ACCOUNT
             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES


The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE POLICY OR SURRENDER CHARGES. It is assumed that an annual premium payment of $3,000 was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.


                                                                                                         10 YEARS
                                                              SUB-ACCOUNT     FOR YEAR                  (OR SINCE
                                                               INCEPTION       ENDED         5          INCEPTION
                                                                  DATE       12/31/2000    YEARS         IF LESS)
---------------------------------------------------------------------------------------------------------------------
AIT Core Equity Fund                                              N/A           N/A         N/A            N/A
AIT Equity Index Fund                                           1/10/00         N/A         N/A          -100.00%
AIT Government Bond Fund                                          N/A           N/A         N/A            N/A
AIT Money Market Fund                                           1/10/00         N/A         N/A          -100.00%
AIT Select Aggressive Growth Fund                               1/10/00         N/A         N/A          -100.00%
AIT Select Capital Appreciation Fund                            1/10/00         N/A         N/A          -100.00%
AIT Select Emerging Markets Fund                                1/10/00         N/A         N/A          -100.00%
AIT Select Growth Fund                                          1/10/00         N/A         N/A          -100.00%
AIT Select Growth and Income Fund                               1/10/00         N/A         N/A          -100.00%
AIT Select International Equity Fund                            1/10/00         N/A         N/A          -100.00%
AIT Select Investment Grade Income Fund                         1/10/00         N/A         N/A          -100.00%
AIT Select Strategic Growth Fund                                1/10/00         N/A         N/A          -100.00%
AIT Select Strategic Income Fund                                  N/A           N/A         N/A            N/A
AIT Select Value Opportunity Fund                               1/10/00         N/A         N/A          -100.00%
AIM V.I. Aggressive Growth Fund                                   N/A           N/A         N/A            N/A
AIM V.I. Blue Chip Fund                                           N/A           N/A         N/A            N/A
AIM V.I. Value Fund                                               N/A           N/A         N/A            N/A
Alliance Growth and Income Portfolio                              N/A           N/A         N/A            N/A
Alliance Premier Growth Portfolio                                 N/A           N/A         N/A            N/A
Deutsche VIT EAFE Equity Index                                    N/A           N/A         N/A            N/A
Deutsche VIT Small Cap Index                                      N/A           N/A         N/A            N/A
Fidelity VIP Equity-Income Portfolio                            1/10/00         N/A         N/A          -100.00%
Fidelity VIP Growth Portfolio                                   1/10/00         N/A         N/A          -100.00%
Fidelity VIP High Income Portfolio                              1/10/00         N/A         N/A          -100.00%
Fidelity VIP II Contrafund Portfolio                              N/A           N/A         N/A            N/A
Fidelity VIP III Growth & Income Portfolio                        N/A           N/A         N/A            N/A
Fidelity VIP III Mid Cap Portfolio                                N/A           N/A         N/A            N/A
FT VIP Franklin Small Cap Fund                                    N/A           N/A         N/A            N/A
FT VIP Franklin Mutual Shares Securities Fund                     N/A           N/A         N/A            N/A
INVESCO VIF Dynamics Fund                                         N/A           N/A         N/A            N/A
INVESCO VIF Health Sciences Fund                                  N/A           N/A         N/A            N/A
Janus Aspen Aggressive Growth Portfolio                           N/A           N/A         N/A            N/A
Janus Aspen Growth Portfolio                                    1/10/00         N/A         N/A          -100.00%
Janus Aspen Growth and Income Portfolio                           N/A           N/A         N/A            N/A
Janus Aspen International Growth Portfolio                        N/A           N/A         N/A            N/A
Pioneer Emerging Markets VCT Portfolio                            N/A           N/A         N/A            N/A
Pioneer Fund VCT Portfolio                                        N/A           N/A         N/A            N/A
Pioneer High Yield VCT Portfolio                                  N/A           N/A         N/A            N/A
Pioneer Real Estate Growth VCT Portfolio                          N/A           N/A         N/A            N/A
Scudder Technology Growth Portfolio                             1/10/00         N/A         N/A          -100.00%
SVS Dreman Financial Services Portfolio                           N/A           N/A         N/A            N/A
T. Rowe Price International Stock Portfolio                     1/10/00         N/A         N/A          -100.00%

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                   TABLE I(B)
                   SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2000
                       SINCE INCEPTION OF THE SUB-ACCOUNT
             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES


The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE POLICY OR SURRENDER CHARGES. It is assumed that an annual premium payment of $3,000 was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.


                                                                                                        10 YEARS
                                                              SUB-ACCOUNT     FOR YEAR                  (OR SINCE
                                                               INCEPTION       ENDED         5          INCEPTION
                                                                  DATE       12/31/2000    YEARS        IF LESS)
--------------------------------------------------------------------------------------------------------------------
AIT Core Equity Fund                                              N/A           N/A         N/A            N/A
AIT Equity Index Fund                                           1/10/00         N/A         N/A          -8.31%
AIT Government Bond Fund                                          N/A           N/A         N/A            N/A
AIT Money Market Fund                                           1/10/00         N/A         N/A           6.23%
AIT Select Aggressive Growth Fund                               1/10/00         N/A         N/A          -24.28%
AIT Select Capital Appreciation Fund                            1/10/00         N/A         N/A           6.55%
AIT Select Emerging Markets Fund                                1/10/00         N/A         N/A          -38.97%
AIT Select Growth Fund                                          1/10/00         N/A         N/A          -16.09%
AIT Select Growth and Income Fund                               1/10/00         N/A         N/A          -9.68%
AIT Select International Equity Fund                            1/10/00         N/A         N/A          -4.90%
AIT Select Investment Grade Income Fund                         1/10/00         N/A         N/A          10.53%
AIT Select Strategic Growth Fund                                1/10/00         N/A         N/A          -36.97%
AIT Select Strategic Income Fund                                  N/A           N/A         N/A            N/A
AIT Select Value Opportunity Fund                               1/10/00         N/A         N/A          31.52%
AIM V.I. Aggressive Growth Fund                                   N/A           N/A         N/A            N/A
AIM V.I. Blue Chip Fund                                           N/A           N/A         N/A            N/A
AIM V.I. Value Fund                                               N/A           N/A         N/A            N/A
Alliance Growth and Income Portfolio (Class B)                    N/A           N/A         N/A            N/A
Alliance Premier Growth Portfolio (Class B)                       N/A           N/A         N/A            N/A
Deutsche VIT EAFE Equity Index                                    N/A           N/A         N/A            N/A
Deutsche VIT Small Cap Index                                      N/A           N/A         N/A            N/A
Fidelity VIP Equity-Income Portfolio                            1/10/00         N/A         N/A           9.57%
Fidelity VIP Growth Portfolio                                   1/10/00         N/A         N/A          -11.13%
Fidelity VIP High Income Portfolio                              1/10/00         N/A         N/A          -21.71%
Fidelity VIP II Contrafund Portfolio                              N/A           N/A         N/A            N/A
Fidelity VIP III Growth & Income Portfolio                        N/A           N/A         N/A            N/A
Fidelity VIP III Mid Cap Portfolio                                N/A           N/A         N/A            N/A
FT VIP Franklin Small Cap Fund (Class 2)                          N/A           N/A         N/A            N/A
FT VIP Mutual Shares Securities Fund (Class 2)                    N/A           N/A         N/A            N/A
INVESCO VIF Dynamics Fund                                         N/A           N/A         N/A            N/A
INVESCO VIF Health Sciences Fund                                  N/A           N/A         N/A            N/A
Janus Aspen Aggressive Growth Portfolio (Service Shares)          N/A           N/A         N/A            N/A
Janus Aspen Growth Portfolio (Service Shares)                   1/10/00         N/A         N/A          -18.49%
Janus Aspen Growth and Income Portfolio (Service Shares)          N/A           N/A         N/A            N/A
Janus Aspen International Growth Portfolio (Service Shares)       N/A           N/A         N/A            N/A
Pioneer Emerging Markets VCT Portfolio (Class II)                 N/A           N/A         N/A            N/A
Pioneer Fund VCT Portfolio (Class II)                             N/A           N/A         N/A            N/A
Pioneer High Yield VCT Portfolio (Class II)                       N/A           N/A         N/A            N/A
Pioneer Real Estate Growth VCT Portfolio (Class II)               N/A           N/A         N/A            N/A
Scudder Technology Growth Portfolio                             1/10/00         N/A         N/A          -27.94%
SVS Dreman Financial Services Portfolio                           N/A           N/A         N/A            N/A
T. Rowe Price International Stock Portfolio                     1/10/00         N/A         N/A          -15.58%

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                  TABLE II(A)
                          AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2000
                   SINCE INCEPTION OF THE UNDERLYING FUNDS(1)
            NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE POLICY


The following performance information is based on the periods that the Underlying Funds have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Policy charges (including surrender charges) for a representative Policy. It is assumed that the Insureds are male, Age 55, standard (nonsmoker) Underwriting Class, and female, Age 55, standard (nonsmoker) Underwriting Class, that the Face Amount of the Policy is $500,000, that an annual premium payment of $7,500 was made at the beginning of each Policy year, that all premiums were allocated to each Sub-Account individually, and that there was a full surrender of the Policy at the end of the applicable period.


                                                                                                                     10 YEARS
                                                             SUB-ACCOUNT        FOR YEAR                            (OR SINCE
                                                              INCEPTION          ENDED                5             INCEPTION
                                                                 DATE          12/31/2000           YEARS            IF LESS)
---------------------------------------------------------------------------------------------------------------------------------
AIT Core Equity Fund                                           4/29/85          -100.00%           -6.26%             8.65%
AIT Equity Index Fund                                          9/28/90          -100.00%           -3.96%             9.32%
AIT Government Bond Fund                                       8/26/91          -100.00%           -62.67%            -2.26%
AIT Money Market Fund                                          4/29/85          -100.00%           -62.82%            -3.02%
AIT Select Aggressive Growth Fund                              8/21/92          -100.00%           -13.71%            4.29%
AIT Select Capital Appreciation Fund                           4/28/95          -100.00%           -9.27%             1.07%
AIT Select Emerging Markets Fund                               2/20/98          -100.00%             N/A             -97.38%
AIT Select Growth Fund                                         8/21/92          -100.00%           -2.87%             5.41%
AIT Select Growth and Income Fund                              8/21/92          -100.00%           -10.35%            2.38%
AIT Select International Equity Fund                            5/2/94          -100.00%           -11.08%            -2.97%
AIT Select Investment Grade Income Fund                        4/29/85          -100.00%           -62.00%            -0.01%
AIT Select Strategic Growth Fund                               2/20/98          -100.00%             N/A             -100.00%
AIT Select Strategic Income Fund                                7/1/00            N/A                N/A             -100.00%
AIT Select Value Opportunity Fund                              4/30/93          -100.00%           -6.42%             2.67%
AIM V.I. Aggressive Growth Fund                                 5/1/98          -100.00%             N/A             -62.22%
AIM V.I. Blue Chip Fund                                        12/29/99         -100.00%             N/A             -100.00%
AIM V.I. Value Fund                                             5/5/93          -100.00%           -6.46%             6.41%
Alliance Growth and Income Portfolio (Class B)                 1/14/91          -100.00%           -1.81%             7.66%
Alliance Premier Growth Portfolio (Class B)                    6/26/92          -100.00%            0.83%             11.10%
Deutsche VIT EAFE Equity Index                                 8/22/97          -100.00%             N/A             -51.76%
Deutsche VIT Small Cap Index                                   8/22/97          -100.00%             N/A             -52.80%
Fidelity VIP Equity-Income Portfolio                           10/9/86          -100.00%           -9.45%             9.91%
Fidelity VIP Growth Portfolio                                  10/9/86          -100.00%           -2.20%             12.58%
Fidelity VIP High Income Portfolio                             9/19/85          -100.00%           -72.63%            1.94%
Fidelity VIP II Contrafund Portfolio                            1/3/95          -100.00%           -4.05%             5.80%
Fidelity VIP III Growth & Income Portfolio                     12/31/96         -100.00%             N/A             -18.91%
Fidelity VIP III Mid Cap Portfolio                             12/28/98         -100.00%             N/A             -60.71%
FT VIP Franklin Small Cap Fund (Class 2)                       11/1/95          -100.00%           -1.09%             -0.33%
FT VIP Mutual Shares Securities Fund (Class 2)                 11/8/96          -100.00%             N/A             -22.39%
INVESCO VIF Dynamics Fund                                      8/25/97          -100.00%             N/A             -27.49%
INVESCO VIF Health Sciences Fund                               5/22/97          -100.00%             N/A             -16.20%
Janus Aspen Aggressive Growth Portfolio (Service Shares)       9/13/93          -100.00%           -1.50%             10.83%
Janus Aspen Growth Portfolio (Service Shares)                  9/13/93          -100.00%           -1.84%             6.55%
Janus Aspen Growth and Income Portfolio (Service Shares)        5/1/98          -100.00%             N/A             -52.65%
Janus Aspen International Growth Portfolio (Service Shares)     5/2/94          -100.00%            2.24%             7.07%
Pioneer Emerging Markets VCT Portfolio (Class II)              10/30/98         -100.00%             N/A             -91.97%
Pioneer Fund VCT Portfolio (Class II)                          10/31/97         -100.00%             N/A             -40.21%
Pioneer High Yield VCT Portfolio (Class II)                     5/1/00            N/A                N/A             -100.00%
Pioneer Real Estate Growth VCT Portfolio (Class II)             3/1/95          -100.00%           -13.17%            -5.92%
Scudder Technology Growth Portfolio                             5/3/99          -100.00%             N/A             -99.56%
SVS Dreman Financial Services Portfolio                         5/4/98          -100.00%             N/A             -74.16%
T. Rowe Price International Stock Portfolio                    3/31/94          -100.00%           -56.84%            -6.45%

(1)Many of the Underlying Funds in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Fund rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Fund since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Policy.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                  TABLE II(B)
                   SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2000
                   SINCE INCEPTION OF THE UNDERLYING FUNDS(1)
             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES


The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE POLICY OR SURRENDER CHARGES. It is assumed that an annual premium payment of $7,500 was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.


                                                                                                                    10 YEARS
                                                              SUB-ACCOUNT       FOR YEAR                            (OR SINCE
                                                               INCEPTION          ENDED               5             INCEPTION
                                                                  DATE         12/31/2000           YEARS           IF LESS)
--------------------------------------------------------------------------------------------------------------------------------
AIT Core Equity Fund                                            4/29/85          -9.51%            16.03%            16.22%
AIT Equity Index Fund                                           9/28/90          -9.03%            17.88%            16.87%
AIT Government Bond Fund                                        8/26/91          10.00%             5.65%             6.58%
AIT Money Market Fund                                           4/29/85           6.40%             5.58%             5.06%
AIT Select Aggressive Growth Fund                               8/21/92          -24.54%           10.24%            14.10%
AIT Select Capital Appreciation Fund                            4/28/95           6.81%            13.65%            18.70%
AIT Select Emerging Markets Fund                                2/20/98          -37.22%             N/A             -6.82%
AIT Select Growth Fund                                          8/21/92          -17.79%           18.77%            15.15%
AIT Select Growth and Income Fund                               8/21/92          -10.80%           12.81%            12.33%
AIT Select International Equity Fund                             5/2/94          -8.98%            12.25%            11.43%
AIT Select Investment Grade Income Fund                         4/29/85          10.32%             5.96%             7.91%
AIT Select Strategic Growth Fund                                2/20/98          -37.03%             N/A             -11.16%
AIT Select Strategic Income Fund                                 7/1/00            N/A               N/A              5.73%
AIT Select Value Opportunity Fund                               4/30/93          30.39%            15.90%            13.86%
AIM V.I. Aggressive Growth Fund                                  5/1/98           2.60%              N/A             15.54%
AIM V.I. Blue Chip Fund                                         12/29/99         -8.18%              N/A             -8.14%
AIM V.I. Value Fund                                              5/5/93          -14.65%           15.87%            17.33%
Alliance Growth and Income Portfolio (Class B)                  1/14/91          13.89%            19.63%            15.30%
Alliance Premier Growth Portfolio (Class B)                     6/26/92          -16.58%           21.82%            20.31%
Deutsche VIT EAFE Equity Index                                  8/22/97          -16.66%             N/A              5.78%
Deutsche VIT Small Cap Index                                    8/22/97          -3.87%              N/A              5.25%
Fidelity VIP Equity-Income Portfolio                            10/9/86           8.42%            13.51%            17.44%
Fidelity VIP Growth Portfolio                                   10/9/86          -10.98%           19.31%            20.04%
Fidelity VIP High Income Portfolio                              9/19/85          -22.47%            1.33%             9.77%
Fidelity VIP II Contrafund Portfolio                             1/3/95          -6.62%            17.81%            21.22%
Fidelity VIP III Growth & Income Portfolio                      12/31/96         -3.62%              N/A             15.10%
Fidelity VIP III Mid Cap Portfolio                              12/28/98         33.71%              N/A             43.06%
FT VIP Franklin Small Cap Fund (Class 2)                        11/1/95          -14.76%           20.23%            20.04%
FT VIP Mutual Shares Securities Fund (Class 2)                  11/8/96          13.25%              N/A             11.48%
INVESCO VIF Dynamics Fund                                       8/25/97          -3.55%              N/A             20.18%
INVESCO VIF Health Sciences Fund                                5/22/97          30.54%              N/A             23.73%
Janus Aspen Aggressive Growth Portfolio (Service Shares)        9/13/93          -31.78%           19.89%            22.16%
Janus Aspen Growth Portfolio (Service Shares)                   9/13/93          -13.81%           19.61%            18.20%
Janus Aspen Growth and Income Portfolio (Service Shares)         5/1/98          -14.31%             N/A             24.09%
Janus Aspen International Growth Portfolio (Service Shares)      5/2/94          -16.14%           23.00%            20.32%
Pioneer Emerging Markets VCT Portfolio (Class II)               10/30/98         -34.20%             N/A             10.16%
Pioneer Fund VCT Portfolio (Class II)                           10/31/97          1.22%              N/A             15.06%
Pioneer High Yield VCT Portfolio (Class II)                      5/1/00            N/A               N/A              4.12%
Pioneer Real Estate Growth VCT Portfolio (Class II)              3/1/95          29.51%            10.65%            12.01%
Scudder Technology Growth Portfolio                              5/3/99          -19.49%             N/A             24.03%
SVS Dreman Financial Services Portfolio                          5/4/98          27.04%              N/A              6.42%
T. Rowe Price International Stock Portfolio                     3/31/94          -17.84%            8.46%             8.16%

(1)Many of the Underlying Funds in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Fund rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Fund since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Policy.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

ALLMERICA FINANCIAL
LIFE INSURANCE AND
ANNUITY COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2000

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Allmerica Financial Life Insurance and Annuity Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of Allmerica Financial Life Insurance and Annuity Company (the "Company") at December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
February 1, 2001

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                     2000    1999    1998
 -------------                                     ----    ----    ----
 REVENUES
     Premiums...................................  $  0.1  $  0.5  $  0.5
     Universal life and investment product
       policy fees..............................   382.2   328.1   267.4
     Net investment income......................   140.4   150.2   151.3
     Net realized investment (losses) gains.....   (15.2)   (8.7)   20.0
     Other income (Note 1)......................    85.1    36.9     0.6
                                                  ------  ------  ------
         Total revenues.........................   592.6   507.0   439.8
                                                  ------  ------  ------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims and losses.........   167.2   173.6   153.9
     Policy acquisition expenses................    70.5    49.8    64.6
     Sales practice litigation..................    --      --      21.0
     Other operating expenses (Note 1)..........   197.8   151.3   104.1
     Restructuring costs........................     4.6    --      --
                                                  ------  ------  ------
         Total benefits, losses and expenses....   440.1   374.7   343.6
                                                  ------  ------  ------
 Income before federal income taxes.............   152.5   132.3    96.2
                                                  ------  ------  ------
 FEDERAL INCOME TAX EXPENSE (BENEFIT)
     Current....................................   (36.7)   15.5    22.1
     Deferred...................................    69.7    30.5    11.8
                                                  ------  ------  ------
         Total federal income tax expense.......    33.0    46.0    33.9
                                                  ------  ------  ------
 Net income.....................................  $119.5  $ 86.3  $ 62.3
                                                  ======  ======  ======

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

 DECEMBER 31,
 (IN MILLIONS, EXCEPT PER SHARE DATA)                        2000       1999
 ------------------------------------                      ---------  ---------
 ASSETS
   Investments:
     Fixed maturities at fair value (amortized cost of
       $1,262.2 and $1,354.2)............................  $ 1,270.0  $ 1,324.6
     Equity securities at fair value (cost of $41.2 and
       $25.2)............................................       35.8       32.6
     Mortgage loans......................................      200.1      223.7
     Policy loans........................................      185.4      166.8
     Real estate and other long-term investments.........       15.1       25.1
                                                           ---------  ---------
         Total investments...............................    1,706.4    1,772.8
                                                           ---------  ---------
   Cash and cash equivalents.............................       50.8      132.9
   Accrued investment income.............................       33.7       36.0
   Deferred policy acquisition costs.....................    1,344.2    1,156.4
   Reinsurance receivable on paid and unpaid losses,
     benefits and unearned premiums......................      280.2      287.2
   Other assets..........................................       69.3       64.8
   Separate account assets...............................   14,688.2   14,527.9
                                                           ---------  ---------
         Total assets....................................  $18,172.8  $17,978.0
                                                           =========  =========
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $ 2,188.4  $ 2,274.7
     Outstanding claims and losses.......................       15.6       13.7
     Unearned premiums...................................        2.5        2.6
     Contractholder deposit funds and other policy
       liabilities.......................................       42.5       44.3
                                                           ---------  ---------
         Total policy liabilities and accruals...........    2,249.0    2,335.3
                                                           ---------  ---------
   Expenses and taxes payable............................      138.6      216.8
   Reinsurance premiums payable..........................       16.4       17.9
   Deferred federal income taxes.........................      168.5       94.8
   Separate account liabilities..........................   14,688.2   14,527.9
                                                           ---------  ---------
         Total liabilities...............................   17,260.7   17,192.7
                                                           ---------  ---------
   Contingencies (Note 12)
 SHAREHOLDER'S EQUITY
   Common stock, $1,000 par value, 10,000 shares
     authorized, 2,526 and 2,526 shares, issued and
     outstanding.........................................        2.5        2.5
   Additional paid-in capital............................      423.7      423.7
   Accumulated other comprehensive (loss) income.........        4.7       (2.6)
   Retained earnings.....................................      481.2      361.7
                                                           ---------  ---------
         Total shareholder's equity......................      912.1      785.3
                                                           ---------  ---------
         Total liabilities and shareholder's equity......  $18,172.8  $17,978.0
                                                           =========  =========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                     2000     1999     1998
 -------------                                    -------  -------  -------
 COMMON STOCK...................................  $  2.5   $  2.5   $  2.5
                                                  ------   ------   ------

 ADDITIONAL PAID-IN CAPITAL
     Balance at beginning of period.............   423.7    407.9    386.9
     Issuance of common stock...................    --       15.8     21.0
                                                  ------   ------   ------
     Balance at end of period...................   423.7    423.7    407.9
                                                  ------   ------   ------
 ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
     Net unrealized (depreciation) appreciation
       on investments:
     Balance at beginning of period.............    (2.6)    24.1     38.5
     Appreciation (depreciation) during the
       period:
         Net appreciation (depreciation) on
           available-for-sale securities........    11.3    (41.1)   (23.4)
         (Provision) benefit for deferred
           federal income taxes.................    (4.0)    14.4      9.0
                                                  ------   ------   ------
         Other comprehensive income (loss)......     7.3    (26.7)   (14.4)
                                                  ------   ------   ------
     Balance at end of period...................     4.7     (2.6)    24.1
                                                  ------   ------   ------
 RETAINED EARNINGS
     Balance at beginning of period.............   361.7    275.4    213.1
     Net income.................................   119.5     86.3     62.3
                                                  ------   ------   ------
     Balance at end of period...................   481.2    361.7    275.4
                                                  ------   ------   ------
         Total shareholder's equity.............  $912.1   $785.3   $709.9
                                                  ======   ======   ======

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                  2000    1999    1998
 -------------                                 ------  ------  ------
 Net income..................................  $119.5  $ 86.3  $62.3
 Other comprehensive income (loss):
     Net appreciation (depreciation) on
       available-for-sale securities.........    11.3   (41.1) (23.4)
     (Provision) benefit for deferred federal
       income taxes..........................    (4.0)   14.4    9.0
                                               ------  ------  -----
     Other comprehensive income (loss).......     7.3   (26.7) (14.4)
                                               ------  ------  -----
     Comprehensive income....................  $126.8  $ 59.6  $47.9
                                               ======  ======  =====

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                  2000     1999     1998
 -------------                                 -------  -------  -------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $ 119.5  $  86.3  $  62.3
     Adjustments to reconcile net income to
       net cash used in operating activities:
         Net realized losses/(gains).........     15.2      8.7    (20.0)
         Net amortization and depreciation...     (3.8)    (2.3)    (7.1)
         Sales practice litigation expense...    --       --        21.0
         Deferred federal income taxes.......     69.7     30.5     11.8
         Change in deferred acquisition
           costs.............................   (207.0)  (169.7)  (177.8)
         Change in reinsurance premiums
           payable...........................     (1.2)   (31.5)    40.8
         Change in accrued investment
           income............................      2.3     (2.5)     0.7
         Change in policy liabilities and
           accruals, net.....................    (86.8)    (8.4)   193.1
         Change in reinsurance receivable....      7.0     20.7    (56.9)
         Change in expenses and taxes
           payable...........................    (78.7)    64.1     55.4
         Other, net..........................    --       (14.8)   (28.5)
                                               -------  -------  -------
             Net cash (used in) provided by
               operating activities..........   (163.8)   (18.9)    94.8
                                               -------  -------  -------
 CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from disposals and maturities
       of available-for-sale fixed
       maturities............................    512.4    330.9    187.0
     Proceeds from disposals of equity
       securities............................      1.0     30.9     53.3
     Proceeds from disposals of other
       investments...........................     15.6      0.8     22.7
     Proceeds from mortgages matured or
       collected.............................     49.7     30.5     60.1
     Purchase of available-for-sale fixed
       maturities............................   (437.3)  (415.5)  (136.0)
     Purchase of equity securities...........    (16.0)   (20.2)   (30.6)
     Purchase of other investments...........    (45.9)   (44.1)   (22.7)
     Purchase of mortgages...................    --       --       (58.9)
     Other investing activities, net.........      2.2      2.0     (3.9)
                                               -------  -------  -------
         Net cash provided by (used in)
           investing activities..............     81.7    (84.7)    71.0
                                               -------  -------  -------
 CASH FLOWS FROM FINANCING ACTIVITIES
     Contribution from subsidiaries..........    --        14.6    --
     Proceeds from issuance of stock and
       capital paid in.......................    --         4.0     21.0
                                               -------  -------  -------
         Net cash provided by financing
           activities........................    --        18.6     21.0
                                               -------  -------  -------
 Net change in cash and cash equivalents.....    (82.1)   (85.0)   186.8
 Cash and cash equivalents, beginning of
  period.....................................    132.9    217.9     31.1
                                               -------  -------  -------
 Cash and cash equivalents, end of period....  $  50.8  $ 132.9  $ 217.9
                                               =======  =======  =======
 SUPPLEMENTAL CASH FLOW INFORMATION
     Interest paid...........................  $ --     $ --     $ --
     Income taxes (received) paid............  $  (5.6) $   4.4  $  36.2

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

Allmerica Financial Life Insurance and Annuity Company ("AFLIAC" or the "Company") is organized as a stock life insurance company, and is a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("FAFLIC") which is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"). As noted below, the consolidated accounts of AFLIAC include the accounts of certain wholly-owned non-insurance subsidiaries (principally brokerage and investment advisory subsidiaries).

Prior to July 1, 1999, AFLIAC was a wholly-owned subsidiary of SMA Financial Corporation ("SMAFCO"), which was a wholly-owned subsidiary of FAFLIC. Effective July 1, 1999 and in connection with AFC's restructuring activities, SMAFCO was renamed Allmerica Asset Management , Inc. ("AAM") and contributed its ownership of AFLIAC to FAFLIC. AAM also contributed Allmerica Investments, Inc., Allmerica Investment Management Company, Inc., Allmerica Financial Investment Management Services, Inc., and Allmerica Financial Services Insurance Agency, Inc., to AFLIAC in exchange for one share of AFLIAC common stock. The equity of these four companies on July 1, 1999 was $11.8 million. For the twelve months ended December 31, 2000 and for the six months ended December 31, 1999, the subsidiaries of AFLIAC had total revenue of $89.7 and $35.5 million, respectively and total benefits, losses and expenses of $62.0 million and $24.4 million, respectively. All significant intercompany accounts and transactions have been eliminated.

In addition, effective November 1, 1999, the Company's consolidated financial statements include five wholly-owned insurance agencies. These agencies are Allmerica Investments Insurance Agency Inc. of Alabama, Allmerica Investments Insurance Agency of Florida Inc., Allmerica Investment Insurance Agency Inc. of Georgia, Allmerica Investment Insurance Agency Inc. of Kentucky, and Allmerica Investments Insurance Agency Inc. of Mississippi.

The consolidated financial statements of AFLIAC also include the accounts of Somerset Square, Inc., a wholly-owned non-insurance company, which was dissolved as a subsidiary effective November 30, 1998. Its results of operations are included for eleven months of 1998.

The statutory stockholder's equity of the Company is being maintained at a minimum level of 5% of general account assets by FAFLIC in accordance with a policy established by vote of FAFLIC's Board of Directors.

The preparation of financial statements in conformity with generally accepted accounting principles requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115 ("Statement No. 115"), "ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES", the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date.

Debt securities and marketable equity securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported in a separate component

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

of shareholder's equity. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

As of December 31, 2000 there were no real estate properties in the Company's investment portfolio. Real estate held at December 31, 1999 was carried at the estimated fair value less costs of disposal. Depreciation was not recorded on this asset while it was held for disposal.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other than temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans are included in realized investment gains or losses.

C.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, investment and loan commitments. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

D.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

E.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed periodically and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

F.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income, gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

G.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, disability income and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 3.0% to 6.0% for life insurance and 3 1/2% to 9 1/2% for annuities. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life, variable universal life and variable annuities include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges. Liabilities for variable annuities include a reserve for benefit claims in excess of a guaranteed minimum fund value.

Individual disability income benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity and interest which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

Liabilities for outstanding claims and losses are estimates of payments to be made for reported claims and estimates of claims incurred but not reported for individual life and disability income policies. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

Contractholder deposit funds and other policy liabilities include investment-related products and consist of deposits received from customers and investment earnings on their fund balances.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

H.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Individual disability income insurance premiums are recognized as revenue over the related contract periods. The unexpired portion of these premiums is recorded as unearned premiums. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses include annuity benefit claims in excess of a guaranteed minimum fund value, and net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life and group variable universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

I.  FEDERAL INCOME TAXES

AFC and its domestic subsidiaries (including certain non-insurance operations) file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life insurance company taxable income.

The Board of Directors has delegated to AFC management the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. The Federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, "ACCOUNTING FOR INCOME TAXES" ("Statement No. 109"). These differences result primarily from policy reserves, policy acquisition expenses, and unrealized appreciation or depreciation on investments.

J.  OTHER INCOME AND OTHER OPERATING EXPENSES

Other income and other operating expenses for the years ended December 31, 2000 and 1999 include investment management and brokerage income and sub-advisory expenses arising from the activities of the non-insurance subsidiaries that were transferred to AFLIAC during 1999, as more fully described in Note 1A.

K.  NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the FASB issued Statement of Financial Accounting Standards
No. 133, "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES" ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that all derivative instruments be recorded on the balance sheet at their fair value. Changes in the fair value of derivatives are recorded each

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

period in current earnings or other comprehensive income, depending on the type of hedge transaction. For fair value hedge transactions in which the Company is hedging changes in an asset's, liability's or firm commitment's fair value, changes in the fair value of the derivative instruments will generally be offset in the income statement by changes in the hedged item's fair value. For cash flow hedge transactions, in which the Company is hedging the variability of cash flows related to a variable rate asset, liability, or a forecasted transaction, changes in the fair value of the derivative instrument will be reported in other comprehensive income. The gains and losses on the derivative instrument that are reported in other comprehensive income will be reclassified into earnings in the periods in which earnings are impacted by the variability of the cash flows of the hedged item. To the extent any hedges are determined to be ineffective, all or a portion of the change in value of the derivative will be recognized currently in earnings. This statement is effective for fiscal years beginning after June 15, 2000.

The adoption of Statement No. 133 did not have a material impact on the Company's results of operation or financial position.

In December 1997, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 97-3, "ACCOUNTING BY INSURANCE AND OTHER ENTERPRISES FOR INSURANCE-RELATED ASSESSMENTS" ("SoP 97-3"). SoP 97-3 provides guidance when a liability should be recognized for guaranty fund and other assessments and how to measure the liability. This statement allows for the discounting of the liability if the amount and timing of the cash payments are fixed and determinable. In addition, it provides criteria for when an asset may be recognized for a portion or all of the assessment liability or paid assessment that can be recovered through premium tax offsets or policy surcharges. This statement is effective for fiscal years beginning after December 15, 1998. The adoption of this statement had no effect on the results of operations or financial position of the Company.

L.  RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform to the current year presentation.

2.  SIGNIFICANT TRANSACTIONS

During 2000, AFC adopted a formal company-wide restructuring plan. This plan was a result of a corporate initiative that began in the fall of 1999, intended to reduce expenses and enhance revenues. This plan consists of various initiatives including a series of internal reorganizations, consolidations in home office operations, consolidations in field offices, changes in distribution channels and product changes. As a result of this restructuring plan, the Company recognized a pre-tax expense of $4.6 million during 2000 as reflected in restructuring costs in the Consolidated Statements of Income. This charge relates to one-time project costs, all of which were paid in 2000.

During 1999, AFLIAC's parent contributed $11.8 million of additional paid-in capital to the Company in the form of four subsidiaries as disclosed in Note 1A above. These subsidiaries consisted of assets of $22.0 million, of which $14.6 million was cash and cash equivalents, and liabilities of $10.2 million. During 1999 and 1998, SMAFCO contributed $4.0 million and $21.0 million respectively, of additional paid-in capital to the Company.

Effective January 1, 1998, the Company entered into an agreement with a highly rated reinsurer to reinsure the mortality risk on the universal life and variable universal life blocks of business. The agreement did not have a material effect on the results of operations or financial position of the Company.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with the provisions of Statement No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                             2000
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
-------------                             ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $    5.2     $ 0.6       $--       $    5.8
States and political subdivisions.......      10.4       0.3       --            10.7
Foreign governments.....................      18.6       0.8         0.1         19.3
Corporate fixed maturities..............   1,116.3      28.2        25.5      1,119.0
Mortgage-backed securities..............     111.7       3.9         0.4        115.2
                                          --------     -----       -----     --------
Total fixed maturities..................  $1,262.2     $33.8       $26.0     $1,270.0
                                          ========     =====       =====     ========
Equity securities.......................  $   41.2     $ 0.5       $ 5.9     $   35.8
                                          ========     =====       =====     ========

(1) Amortized cost for fixed maturities and cost for equity securities.

                                                             1999
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
-------------                             ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $    5.2     $ 0.2       $--       $    5.4
States and political subdivisions.......      12.4       0.1       --            12.5
Foreign governments.....................      38.6       0.9         0.6         38.9
Corporate fixed maturities..............   1,180.0      10.3        38.9      1,151.4
Mortgage-backed securities..............     118.0       1.1         2.7        116.4
                                          --------     -----       -----     --------
Total fixed maturities..................  $1,354.2     $12.6       $42.2     $1,324.6
                                          ========     =====       =====     ========
Equity securities.......................  $   25.2     $ 7.4       $--       $   32.6
                                          ========     =====       =====     ========

(1) Amortized cost for fixed maturities and cost for equity securities.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding statutory liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 2000, the amortized cost and market value of these assets on deposit in New York were $186.7 million and $189.8 million, respectively. At December 31, 1999, the amortized cost and market value of assets on deposit were $196.4 million and $193.0 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

amortized cost of $4.1 million were on deposit with various state and governmental authorities at December 31, 2000 and 1999.

There were no contractual fixed maturity investment commitments at December 31, 2000.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                     2000
                                                              -------------------
DECEMBER 31,                                                  AMORTIZED    FAIR
(IN MILLIONS)                                                   COST      VALUE
-------------                                                 ---------  --------
Due in one year or less.....................................  $   77.7   $   77.5
Due after one year through five years.......................     348.3      351.8
Due after five years through ten years......................     570.1      571.2
Due after ten years.........................................     266.1      269.5
                                                              --------   --------
Total.......................................................  $1,262.2   $1,270.0
                                                              ========   ========

Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                             EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED      SECURITIES
(IN MILLIONS)                                                 MATURITIES  AND OTHER (1)  TOTAL
-------------                                                 ----------  -------------  ------
2000
Net appreciation (depreciation), beginning of year..........    $(10.4)      $  7.8      $ (2.6)
                                                                ------       ------      ------
Net appreciation (depreciation) on available-for-sale
 securities.................................................      37.3         (7.9)       29.4
Net appreciation (depreciation) from the effect on deferred
 policy acquisition costs and on policy liabilities.........     (18.2)      --           (18.2)
(Provision) benefit from deferred federal income taxes......      (6.7)         2.8        (3.9)
                                                                ------       ------      ------
                                                                  12.4         (5.1)        7.3
                                                                ------       ------      ------
Net appreciation(depreciation), end of year.................    $  2.0       $  2.7      $  4.7
                                                                ======       ======      ======

1999
Net appreciation (depreciation), beginning of year..........    $ 16.2       $  7.9      $ 24.1
                                                                ------       ------      ------
Net appreciation (depreciation) on available-for-sale
 securities.................................................     (75.3)        (0.2)      (75.5)
Net appreciation (depreciation) from the effect on deferred
 policy acquisition costs and on policy liabilities.........      34.4       --            34.4
(Provision) benefit from deferred federal income taxes......      14.3          0.1        14.4
                                                                ------       ------      ------
                                                                 (26.6)        (0.1)      (26.7)
                                                                ------       ------      ------
Net appreciation(depreciation), end of year.................    $(10.4)      $  7.8      $ (2.6)
                                                                ======       ======      ======

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                                                                             EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED      SECURITIES
(IN MILLIONS)                                                 MATURITIES  AND OTHER (1)  TOTAL
-------------                                                 ----------  -------------  ------
1998
Net appreciation (depreciation), beginning of year..........    $ 22.1       $ 16.4      $ 38.5
                                                                ------       ------      ------
Net appreciation (depreciation) on available-for-sale
 securities.................................................     (16.2)       (14.3)      (30.5)
Net appreciation (depreciation) from the effect on deferred
 policy acquisition costs and on policy liabilities.........       7.1       --             7.1
(Provision) benefit from deferred federal income taxes......       3.2          5.8         9.0
                                                                ------       ------      ------
                                                                  (5.9)        (8.5)      (14.4)
                                                                ------       ------      ------
Net appreciation(depreciation), end of year.................    $ 16.2       $  7.9      $ 24.1
                                                                ======       ======      ======

(1) Includes net appreciation (depreciation) on other investments of $4.9 million, $(3.1) million and 0.9 million in 2000, 1999 and 1998 respectively.

B.  MORTGAGE LOANS AND REAL ESTATE

AFLIAC's mortgage loans are diversified by property type and location. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made. At December 31, 2000, there were no real estate properties in the Company's investment portfolio. Previously, real estate investments were obtained primarily through foreclosures.

The carrying values of mortgage loans and the real estate investment net of applicable reserves were $200.1 million and $234.6 million at December 31, 2000 and 1999, respectively. Reserves for mortgage loans were $1.7 million and $2.4 million at December 31, 2000 and 1999, respectively.

There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 2000, 1999 and 1998.

There were no contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 2000.

Mortgage loans and the real estate investment comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                                  2000    1999
-------------                                                 ------  ------
Property type:
  Office building...........................................  $116.7  $136.1
  Industrial/warehouse......................................    52.8    51.1
  Retail....................................................    21.6    28.3
  Residential...............................................     7.8    18.5
  Other.....................................................     2.9     3.0
  Valuation allowances......................................    (1.7)   (2.4)
                                                              ------  ------
Total.......................................................  $200.1  $234.6
                                                              ======  ======

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31,
(IN MILLIONS)                                                  2000    1999
-------------                                                 ------  ------
Geographic region:
  Pacific...................................................  $ 77.6  $ 76.2
  South Atlantic............................................    58.4    60.7
  East North Central........................................    28.6    35.9
  Middle Atlantic...........................................    13.2    20.1
  New England...............................................    13.0    29.9
  West South Central........................................     1.8     1.9
  Other.....................................................     9.2    12.3
  Valuation allowances......................................    (1.7)   (2.4)
                                                              ------  ------
Total.......................................................  $200.1  $234.6
                                                              ======  ======

At December 31, 2000, scheduled mortgage loan maturities were as follows:
2001 -- $6.1 million; 2002 -- $11.0 million; 2004 -- $23.2 million; 2005 --
$9.6 million and $150.2 million thereafter. There are no expected maturities in 2003. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 2000, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

C.  MORTGAGE LOANS INVESTMENT VALUATION ALLOWANCES

Mortgage loans investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the Consolidated Balance Sheets and changes thereto are shown below.

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2000       1999       1998
-------------                                                 ---------  ---------  ---------
Balance at beginning of year................................    $ 2.4      $ 3.3      $9.4
Provisions..................................................     (0.7)      (0.8)     (4.5)
Write-offs..................................................    --          (0.1)     (1.6)
                                                                -----      -----      ----
Balance at end of year......................................    $ 1.7      $ 2.4      $3.3
                                                                =====      =====      ====

Provisions on mortgages during 2000, 1999, and 1998 reflect the release of redundant specific reserves.

The carrying value of impaired loans was $3.4 million and $11.4 million, with related reserves of $0.4 million and $0.7 million as of December 31, 2000 and 1999, respectively. All impaired loans were reserved for as of December 31, 2000 and 1999.

The average carrying value of impaired loans was $8.2 million, $14.3 million and $17.0 million, with related interest income while such loans were impaired, of $1.0 million, $1.5 million and $2.0 million as of December 31, 2000, 1999 and 1998, respectively.

D.  OTHER

At December 31, 2000 and 1999, AFLIAC had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

4.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999    1998
-------------                                                 ------  ------  ------
Fixed maturities............................................  $103.8  $107.2  $107.7
Mortgage loans..............................................    17.2    19.0    25.5
Equity securities...........................................     1.0     0.4     0.3
Policy loans................................................    14.0    12.4    11.7
Other long-term investments.................................     2.8     4.0     4.8
Short-term investments......................................     3.3     9.5     4.2
                                                              ------  ------  ------
    Gross investment income.................................   142.1   152.5   154.2
Less investment expenses....................................    (1.7)   (2.3)   (2.9)
                                                              ------  ------  ------
    Net investment income...................................  $140.4  $150.2  $151.3
                                                              ======  ======  ======

The Company had fixed maturities with a carrying value of $0.2 million and $0.8 million on non-accrual status at December 31, 2000 and 1999, respectively. There were no mortgage loans on non-accrual status at December 31, 2000 and 1999. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, was a reduction in net investment income of $0.2 million and $1.2 million in 2000 and 1999, respectively, and had no impact in 1998.

The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $3.8 million and $12.2 million at December 31, 2000 and 1999, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $0.9 million, $0.9 million and $1.4 million in 2000, 1999 and 1998, respectively. Actual interest income on these loans included in net investment income aggregated $1.0 million, $1.1 million and $1.8 million in 2000, 1999 and 1998, respectively.

There were no mortgage loans which were non-income producing for the year ended December 31, 2000 and 1999. There were, however, fixed maturities with a carrying value of $0.2 million which were non-income producing for year ended December 31, 2000. There were no fixed maturities which were non-income producing for the year ended December 31, 1999.

Included in other long-term investments is income from limited partnerships of $1.9 million, $0.9 million and $0.7 million in 2000, 1999 and 1998, respectively.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

B.  NET REALIZED INVESTMENT GAINS AND LOSSES

Realized (losses) gains on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999   1998
-------------                                                 ------  ------  -----
Fixed maturities............................................  $(20.5) $(18.8) $(6.1)
Mortgage loans..............................................     0.7     0.8    8.0
Equity securities...........................................     0.9     8.5   15.7
Other long-term investments.................................     3.7     0.8    2.4
                                                              ------  ------  -----
Net realized investment (losses) gains......................  $(15.2) $ (8.7) $20.0
                                                              ======  ======  =====

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                                              PROCEEDS FROM
FOR THE YEARS ENDED DECEMBER 31,                                VOLUNTARY    GROSS  GROSS
(IN MILLIONS)                                                     SALES      GAINS  LOSSES
-------------                                                 -------------  -----  ------
2000
Fixed maturities............................................     $380.2      $ 0.9  $20.5
Equity securities...........................................     $  1.0      $ 0.9  $--
1999
Fixed maturities............................................     $162.3      $ 2.7  $ 4.3
Equity securities...........................................     $ 30.4      $10.1  $ 1.6
1998
Fixed maturities............................................     $ 60.0      $ 2.0  $ 2.0
Equity securities...........................................     $ 52.6      $17.5  $ 0.9

C.  OTHER COMPREHENSIVE INCOME RECONCILIATION

The following table provides a reconciliation of gross unrealized (losses) gains to the net balance shown in the consolidated statements of comprehensive income:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999    1998
-------------                                                 ------  ------  ------
Unrealized (losses) gains on securities:
Unrealized holding (losses) gains arising during period (net of taxes of $(2.9) million, $(18.0) million and $(5.6)
 million in 2000, 1999 and 1998, respectively)..............  $ (5.4) $(33.4) $ (8.2)
Less: reclassification adjustment for (losses) gains
 included in net income (net of taxes of $(6.9) million,
 $(3.6) million and $3.4 million in 2000, 1999 and 1998,
 respectively)..............................................   (12.7)   (6.7)    6.2
                                                              ------  ------  ------
Other comprehensive income (loss)...........................  $  7.3  $(26.7) $(14.4)
                                                              ======  ======  ======

5.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Statement No. 107, "DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS", requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans are limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the balance sheet approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

FIXED ANNUITY AND OTHER CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under individual fixed annuity contracts are estimated based on current surrender values, supplemental contracts without life contingencies reflect current fund balances, and other individual contract funds represent the present value of future policy benefits.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The estimated fair values of the financial instruments were as follows:

                                                                     2000                1999
                                                              ------------------  ------------------
DECEMBER 31,                                                  CARRYING    FAIR    CARRYING    FAIR
(IN MILLIONS)                                                  VALUE     VALUE     VALUE     VALUE
-------------                                                 --------  --------  --------  --------
FINANCIAL ASSETS
  Cash and cash equivalents.................................  $   50.8  $   50.8  $  132.9  $  132.9
  Fixed maturities..........................................   1,270.0   1,270.0   1,324.6   1,324.6
  Equity securities.........................................      35.8      35.8      32.6      32.6
  Mortgage loans............................................     200.1     208.5     223.7     222.8
  Policy loans..............................................     185.4     185.4     166.8     166.8
                                                              --------  --------  --------  --------
                                                              $1,742.1  $1,750.5  $1,880.6  $1,879.7
                                                              ========  ========  ========  ========
FINANCIAL LIABILITIES
  Individual fixed annuity contracts........................  $  978.3  $  946.2  $1,048.0  $1,014.9
  Supplemental contracts without life contingencies.........      19.9      19.9      25.0      25.0
  Other individual contract deposit funds...................      23.8      23.9      19.3      19.3
                                                              --------  --------  --------  --------
                                                              $1,022.0  $  990.0  $1,092.3  $1,059.2
                                                              ========  ========  ========  ========

6.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of Statement No. 109. A summary of the federal income tax expense in the consolidated statement of income is shown below:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000   1999   1998
-------------                                                 ------  -----  -----
Federal income tax expense
  Current...................................................  $(36.7) $15.5  $22.1
  Deferred..................................................    69.7   30.5   11.8
                                                              ------  -----  -----
Total.......................................................  $ 33.0  $46.0  $33.9
                                                              ======  =====  =====

The federal income taxes attributable to the consolidated results of continuing operations are different from the amounts determined by multiplying income before federal income taxes by the statutory federal income tax rate. The sources of the difference and the tax effects of each were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000     1999     1998
-------------                                                 -------  -------  -------
Expected federal income tax expense.........................  $ 53.4   $ 46.3   $ 33.7
  Dividend received deduction...............................    (6.9)    --       --
  Changes in tax reserve estimates for prior years' dividend
    received deduction......................................   (13.3)    --       --
  Other, net................................................    (0.2)    (0.3)     0.2
                                                              ------   ------   ------
Federal income tax expense..................................  $ 33.0   $ 46.0   $ 33.9
                                                              ======   ======   ======

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The deferred income tax (asset) liability represents the tax effects of temporary differences. Its components were as follows:

DECEMBER 31,
(IN MILLIONS)                                                  2000     1999
-------------                                                 -------  -------
Deferred tax (assets) liabilities
  Policy reserves...........................................  $(227.2) $(233.7)
  AMT credit carryforwards..................................     (2.8)   --
  Deferred acquisition costs................................    398.3    339.7
  Investments, net..........................................      2.1     (4.0)
  Litigation reserves.......................................     (6.5)    (4.3)
  Other, net................................................      4.6     (2.9)
                                                              -------  -------
Deferred tax liability, net.................................  $ 168.5  $  94.8
                                                              =======  =======

Gross deferred income tax liabilities totaled $434.1 million and $360.4 million at December 31, 2000 and 1999, respectively. Gross deferred income tax assets totaled $265.6 million and $265.6 million at December 31, 2000 and 1999, respectively.

The Company believes, based on its recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, the Company considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary.

The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"), and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the FAFLIC/AFLIAC consolidated group's federal income tax returns through 1994. The Company has appealed certain adjustments proposed by the IRS with respect federal income tax returns for 1992, 1993, and 1994 for the FAFLIC/AFLIAC consolidated group. Also, certain adjustments proposed by the IRS with respect to FAFLIC/AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. In the Company's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

7.  RELATED PARTY TRANSACTIONS

The Company has no employees of its own, but has agreements under which FAFLIC provides management, space and other services, including accounting, electronic data processing, human resources, legal and other staff functions. Charges for these services are based on full cost including all direct and indirect overhead costs, and amounted to $183.9 million, $173.9 million and $145.4 million in 2000, 1999 and 1998 respectively. The net amounts payable to FAFLIC and affiliates for accrued expenses and various other liabilities and receivables were $16.6 million and $48.6 million at December 31, 2000 and 1999, respectively.

8.  DIVIDEND RESTRICTIONS

Delaware has enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company. Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

approval of the Delaware Commissioner of Insurance, is limited to the greater of
(i) 10% of its policyholders' surplus as of the preceding December 31 or
(ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance.

No dividends were declared by the Company during 2000, 1999 or 1998. During 2001, AFLIAC could pay dividends of $28.2 million to FAFLIC without prior approval.

9.  REINSURANCE

In the normal course of business, the Company seeks to reduce the loss that may arise from events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of Statement No. 113, "ACCOUNTING AND REPORTING FOR REINSURANCE OF SHORT-DURATION AND LONG-DURATION CONTRACTS" ("Statement
No. 113").

The Company reinsures 100% of its traditional individual life and certain blocks of its universal life business, substantially all of its disability income business, and effective January 1, 1998, the mortality risk on the variable universal life and remaining universal life blocks of business in-force at December 31, 1997.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

Amounts recoverable from reinsurers at December 31, 2000 and 1999 for the disability income business were $239.9 million and $241.5 million, respectively, traditional life were $10.0 million and $9.7 million, respectively, and universal and variable universal life were $30.3 million and $36.0 million, respectively.

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999    1998
-------------                                                 ------  ------  ------
Insurance premiums:
  Direct....................................................  $ 38.1  $ 41.3  $ 45.5
  Assumed...................................................    --      --      --
  Ceded.....................................................   (38.0)  (40.8)  (45.0)
                                                              ------  ------  ------
Net premiums................................................  $  0.1  $  0.5  $  0.5
                                                              ======  ======  ======

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999    1998
-------------                                                 ------  ------  ------
Insurance and other individual policy benefits, claims and
 losses:
  Direct....................................................  $188.7  $210.6  $204.0
  Assumed...................................................    --      --      --
  Ceded.....................................................   (21.5)  (37.0)  (50.1)
                                                              ------  ------  ------
  Net policy benefits, claims and losses....................  $167.2  $173.6  $153.9
                                                              ======  ======  ======

10.  DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition cost asset:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2000      1999     1998
-------------                                                 --------  --------  ------
Balance at beginning of year................................  $1,156.4  $  950.5  $765.3
  Acquisition expenses deferred.............................     277.5     219.5   242.4
  Amortized to expense during the year......................     (70.5)    (49.8)  (64.6)
  Adjustment to equity during the year......................     (19.2)     36.2     7.4
                                                              --------  --------  ------
Balance at end of year......................................  $1,344.2  $1,156.4  $950.5
                                                              ========  ========  ======

11.  LIABILITIES FOR INDIVIDUAL DISABILITY INCOME BENEFITS

The Company regularly updates its estimates of liabilities for future policy benefits and outstanding claims and losses as new information becomes available and further events occur which may impact the resolution of unsettled claims. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

The liability for future policy benefits and outstanding claims and losses related to the Company's disability income business was $239.2 million and $240.7 million at December 31, 2000 and 1999. Due to the reinsurance agreement whereby the Company has ceded substantially all of its disability income business to a highly rated reinsurer, the Company believes that no material adverse development of losses will occur. However, the amount of the liabilities could be revised in the near term if the estimates used in determining the liability are revised.

12.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In 1997, a lawsuit on behalf of a putative class was instituted against AFC and certain of its subsidiaries including AFLIAC, alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

claims in the sale of life insurance policies. In November 1998, AFC and the plaintiffs entered into a settlement agreement, and in May 1999, the Federal District Court in Worcester, Massachusetts approved the settlement agreement and certified the class for this purpose. AFLIAC recognized a $21.0 million pre-tax expense in 1998 related to this litigation. Although the Company believes that this expense reflects appropriate recognition of its obligation under the settlement, this estimate assumes the availability of insurance coverage for certain claims, and the estimate may be revised based on the amount of reimbursement actually tendered by AFC's insurance carriers, and based on changes in the Company's estimate of the ultimate cost of the benefits to be provided to members of the class.

The Company has been named a defendant in various other legal proceedings arising in the normal course of business. In the Company's opinion, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's consolidated financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

13.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. As of December 31, 2000, 49 out of 50 states have adopted the National Association of Insurance Commissioners proposed Codification, which provides for uniform statutory accounting principles. These principles are effective January 1, 2001. The Company is currently assessing the impact that the adoption of Codification will have on its statutory results of operations and financial position. Statutory net income and surplus are as follows:

(IN MILLIONS)                                                  2000    1999    1998
-------------                                                 ------  ------  ------
Statutory net income........................................  $(40.3) $  5.0  $ (8.2)
Statutory shareholder's surplus.............................  $282.1  $342.7  $312.2

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Allmerica Financial Life Insurance and Annuity Company and the Policyowners of Separate Account IMO of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Separate Account IMO of Allmerica Financial Life Insurance and Annuity Company at December 31, 2000, the results of each of their operations and the changes in each of their net assets for the period January 10, 2000 (commencement of operations) through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Allmerica Financial Life Insurance and Annuity Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of the securities at December 31, 2000 by correspondence with the Funds, provides a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts
March 16, 2001

                         ALLMERICA SEPARATE ACCOUNT IMO
                      STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2000

                                      Select
                                    Investment                               Select                     Select        Select
                                      Grade        Money        Equity     Aggressive     Select        Growth         Value
                                    Income(a)      Market       Index        Growth       Growth      and Income    Opportunity
                                    ----------   ----------   ----------   ----------   ----------   ------------   -----------
ASSETS:
Investments in shares of Allmerica
  Investment Trust................  $ 105,346    $  320,314   $  230,091   $ 726,118    $  390,110   $    219,721   $  161,949
Investments in shares of Fidelity
  Variable
  Insurance Products Funds
  (VIP)...........................         --            --           --          --            --             --           --
Investment in shares of Kemper
  Variable Series (KVS)...........         --            --           --          --            --             --           --
Investment in shares of Janus
  Aspen Series....................         --            --           --          --            --             --           --
Investment in shares of T. Rowe
  Price
  International Series, Inc.......         --            --           --          --            --             --           --
                                    ----------   ----------   ----------   ----------   ----------   ------------   -----------
  Total assets....................    105,346       320,314      230,091     726,118       390,110        219,721      161,949

LIABILITIES:                               --            --           --          --            --             --           --
                                    ----------   ----------   ----------   ----------   ----------   ------------   -----------
  Net assets......................  $ 105,346    $  320,314   $  230,091   $ 726,118    $  390,110   $    219,721   $  161,949
                                    ==========   ==========   ==========   ==========   ==========   ============   ===========

Net asset distribution by
  category:
  Variable life policies..........  $ 105,346    $  320,314   $  230,091   $ 726,118    $  390,110   $    219,721   $  161,949
  Value of investment by Allmerica
    Financial Life Insurance
    and Annuity Company
    (Sponsor).....................         --            --           --          --            --             --           --
                                    ----------   ----------   ----------   ----------   ----------   ------------   -----------
                                    $ 105,346    $  320,314   $  230,091   $ 726,118    $  390,110   $    219,721   $  161,949
                                    ==========   ==========   ==========   ==========   ==========   ============   ===========

Units outstanding,
  December 31, 2000...............     95,313       301,518      250,933     958,917       464,905        243,269      123,138
Net asset value per unit,
  December 31, 2000...............  $1.105261    $ 1.062337   $ 0.916939   $0.757226    $ 0.839123   $   0.903199   $ 1.315182


                                       Select          Select
                                    International     Capital
                                       Equity       Appreciation
                                    -------------   ------------
ASSETS:
Investments in shares of Allmerica
  Investment Trust................   $   282,259    $    216,693
Investments in shares of Fidelity
  Variable
  Insurance Products Funds
  (VIP)...........................            --              --
Investment in shares of Kemper
  Variable Series (KVS)...........            --              --
Investment in shares of Janus
  Aspen Series....................            --              --
Investment in shares of T. Rowe
  Price
  International Series, Inc.......            --              --
                                     -----------    ------------
  Total assets....................       282,259         216,693
LIABILITIES:                                  --              --
                                     -----------    ------------
  Net assets......................   $   282,259    $    216,693
                                     ===========    ============
Net asset distribution by
  category:
  Variable life policies..........   $   282,259    $    216,693
  Value of investment by Allmerica
    Financial Life Insurance
    and Annuity Company
    (Sponsor).....................            --              --
                                     -----------    ------------
                                     $   282,259    $    216,693
                                     ===========    ============
Units outstanding,
  December 31, 2000...............       296,806         203,371
Net asset value per unit,
  December 31, 2000...............   $  0.950986    $   1.065503

(a) Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                         ALLMERICA SEPARATE ACCOUNT IMO
                STATEMENTS OF ASSETS AND LIABILITIES (Continued)
                               December 31, 2000

                                                                                                                   Janus
                                       Select         Select                                      Fidelity         Aspen
                                      Emerging      Strategic     Fidelity VIP   Fidelity VIP        VIP           Growth
                                      Markets         Growth      High Income    Equity-Income     Growth      Service Shares
                                    ------------   ------------   ------------   -------------   -----------   --------------
ASSETS:
Investments in shares of Allmerica
  Investment Trust................  $    137,857   $     67,628   $        --     $        --    $        --    $         --
Investments in shares of Fidelity
  Variable
  Insurance Products Funds
  (VIP)...........................            --             --       121,277         111,516        257,343              --
Investment in shares of Kemper
  Variable Series (KVS)...........            --             --            --              --             --              --
Investment in shares of Janus
  Aspen Series....................            --             --            --              --             --          86,473
Investment in shares of T. Rowe
  Price
  International Series, Inc.......            --             --            --              --             --              --
                                    ------------   ------------   ------------    -----------    -----------    ------------
  Total assets....................       137,857         67,628       121,277         111,516        257,343          86,473

LIABILITIES:                                  --             --            --              --             --              --
                                    ------------   ------------   ------------    -----------    -----------    ------------
  Net assets......................  $    137,857   $     67,628   $   121,277     $   111,516    $   257,343    $     86,473
                                    ============   ============   ============    ===========    ===========    ============

Net asset distribution by
  category:
  Variable life policies..........  $    137,857   $     66,366   $   121,277     $   111,516    $   257,343    $     86,473
  Value of investment by Allmerica
    Financial Life Insurance
    and Annuity Company
    (Sponsor).....................            --          1,262            --              --             --              --
                                    ------------   ------------   ------------    -----------    -----------    ------------
                                    $    137,857   $     67,628   $   121,277     $   111,516    $   257,343    $     86,473
                                    ============   ============   ============    ===========    ===========    ============

Units outstanding,
  December 31, 2000...............       225,888        107,295       154,912         101,776        289,559         106,091
Net asset value per unit,
  December 31, 2000...............  $   0.610287   $   0.630305   $  0.782881     $  1.095699    $  0.888743    $   0.815076


                                      Kemper      T. Rowe Price
                                    Technology    International
                                      Growth          Stock
                                    -----------   -------------
ASSETS:
Investments in shares of Allmerica
  Investment Trust................  $        --    $        --
Investments in shares of Fidelity
  Variable
  Insurance Products Funds
  (VIP)...........................           --             --
Investment in shares of Kemper
  Variable Series (KVS)...........       91,136             --
Investment in shares of Janus
  Aspen Series....................           --             --
Investment in shares of T. Rowe
  Price
  International Series, Inc.......           --        158,066
                                    -----------    -----------
  Total assets....................       91,136        158,066
LIABILITIES:                                 --             --
                                    -----------    -----------
  Net assets......................  $    91,136    $   158,066
                                    ===========    ===========
Net asset distribution by
  category:
  Variable life policies..........  $    91,136    $   158,066
  Value of investment by Allmerica
    Financial Life Insurance
    and Annuity Company
    (Sponsor).....................           --             --
                                    -----------    -----------
                                    $    91,136    $   158,066
                                    ===========    ===========
Units outstanding,
  December 31, 2000...............      126,480        187,232
Net asset value per unit,
  December 31, 2000...............  $  0.720563    $  0.844224

   The accompanying notes are an integral part of these financial statements.

                         ALLMERICA SEPARATE ACCOUNT IMO
                            STATEMENTS OF OPERATIONS

                                         Select                                                                Select
                                       Investment                                  Select                      Growth
                                          Grade         Money        Equity      Aggressive      Select          and
                                        Income(a)      Market         Index        Growth        Growth        Income
                                         For the       For the       For the       For the       For the       For the
                                         Period        Period        Period        Period        Period        Period
                                       1/10/00* to   1/10/00* to   1/10/00* to   1/10/00* to   1/10/00* to   1/10/00* to
                                        12/31/00      12/31/00      12/31/00      12/31/00      12/31/00      12/31/00
                                       -----------   -----------   -----------   -----------   -----------   -----------
INVESTMENT INCOME:
  Dividends..........................    $4,873        $11,276      $  1,365      $     --      $     --      $  1,104

EXPENSES:
  Mortality and expense risk fees....       371            566           394           520           594           297
                                         ------        -------      --------      --------      --------      --------
    Net investment income (loss).....     4,502         10,710           971          (520)         (594)          807
                                         ------        -------      --------      --------      --------      --------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors...............        --             --        11,605        24,090        16,744        29,860
  Net realized gain (loss) from sales
    of investments...................       205             --        (1,327)       (7,747)       (8,326)       (1,496)
                                         ------        -------      --------      --------      --------      --------
    Net realized gain (loss).........       205             --        10,278        16,343         8,418        28,364
  Net unrealized gain (loss).........     2,866             --       (33,817)      (95,934)      (84,596)      (50,152)
                                         ------        -------      --------      --------      --------      --------

    Net realized and unrealized gain
      (loss).........................     3,071             --       (23,539)      (79,591)      (76,178)      (21,788)
                                         ------        -------      --------      --------      --------      --------
    Net increase (decrease) in net
      assets
      from operations................    $7,573        $10,710      $(22,568)     $(80,111)     $(76,772)     $(20,981)
                                         ======        =======      ========      ========      ========      ========


                                         Select         Select          Select
                                          Value      International     Capital
                                       Opportunity      Equity       Appreciation
                                         For the        For the        For the
                                         Period         Period          Period
                                       1/10/00* to    1/10/00* to    1/10/00* to
                                        12/31/00       12/31/00        12/31/00
                                       -----------   -------------   ------------
INVESTMENT INCOME:
  Dividends..........................    $   143       $    687        $    --
EXPENSES:
  Mortality and expense risk fees....        179            428            400
                                         -------       --------        -------
    Net investment income (loss).....        (36)           259           (400)
                                         -------       --------        -------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors...............        375          4,691          1,870
  Net realized gain (loss) from sales
    of investments...................      1,515         (2,645)        (1,160)
                                         -------       --------        -------
    Net realized gain (loss).........      1,890          2,046            710
  Net unrealized gain (loss).........     20,453        (25,020)        (6,798)
                                         -------       --------        -------
    Net realized and unrealized gain
      (loss).........................     22,343        (22,974)        (6,088)
                                         -------       --------        -------
    Net increase (decrease) in net
      assets
      from operations................    $22,307       $(22,715)       $(6,488)
                                         =======       ========        =======

* Date of initial investment.

(a) Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                         ALLMERICA SEPARATE ACCOUNT IMO
                      STATEMENTS OF OPERATIONS (Continued)

                                                                                                                     Janus
                                         Select        Select                                                    Aspen Growth
                                        Emerging      Strategic    Fidelity VIP   Fidelity VIP    Fidelity VIP      Service
                                         Markets       Growth      High Income    Equity-Income      Growth         Shares
                                         For the       For the       For the         For the        For the         For the
                                         Period        Period         Period         Period          Period         Period
                                       1/10/00* to   1/10/00* to   1/10/00* to     1/10/00* to    1/10/00* to     5/1/00* to
                                        12/31/00      12/31/00       12/31/00       12/31/00        12/31/00       12/31/00
                                       -----------   -----------   ------------   -------------   ------------   -------------
INVESTMENT INCOME:
  Dividends..........................   $     84      $      3       $    134        $   34         $      2       $    984

EXPENSES:
  Mortality and expense risk fees....        312           145            506            27              386            113
                                        --------      --------       --------        ------         --------       --------
    Net investment income (loss).....       (228)         (142)          (372)            7             (384)           871
                                        --------      --------       --------        ------         --------       --------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors...............      3,570         2,473             --           127              217          2,511
  Net realized gain (loss) from sales
    of investments...................     (5,518)         (355)        (1,028)          106             (548)          (413)
                                        --------      --------       --------        ------         --------       --------
    Net realized gain (loss).........     (1,948)        2,118         (1,028)          233             (331)         2,098
  Net unrealized gain (loss).........    (63,709)      (32,990)       (26,046)        5,854          (38,154)       (15,050)
                                        --------      --------       --------        ------         --------       --------

    Net realized and unrealized gain
      (loss).........................    (65,657)      (30,872)       (27,074)        6,087          (38,485)       (12,952)
                                        --------      --------       --------        ------         --------       --------
    Net increase (decrease) in net
      assets
      from operations................   $(65,885)     $(31,014)      $(27,446)       $6,094         $(38,869)      $(12,081)
                                        ========      ========       ========        ======         ========       ========

                                                       T. Rowe
                                         Kemper         Price
                                       Technology   International
                                         Growth         Stock
                                        For the        For the
                                         Period        Period
                                       5/1/00* to    1/10/00* to
                                        12/31/00      12/31/00
                                       ----------   -------------
INVESTMENT INCOME:
  Dividends..........................   $     --      $    993
EXPENSES:
  Mortality and expense risk fees....        151           225
                                        --------      --------
    Net investment income (loss).....       (151)          768
                                        --------      --------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors...............         --         4,769
  Net realized gain (loss) from sales
    of investments...................       (624)       (2,405)
                                        --------      --------
    Net realized gain (loss).........       (624)        2,364
  Net unrealized gain (loss).........    (32,499)      (26,640)
                                        --------      --------
    Net realized and unrealized gain
      (loss).........................    (33,123)      (24,276)
                                        --------      --------
    Net increase (decrease) in net
      assets
      from operations................   $(33,274)     $(23,508)
                                        ========      ========

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                         ALLMERICA SEPARATE ACCOUNT IMO
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                  Select
                                                Investment                                        Select
                                                   Grade           Money          Equity        Aggressive        Select
                                                 Income(a)        Market           Index          Growth          Growth
                                                  Period          Period          Period          Period          Period
                                               From 1/10/00*   From 1/10/00*   From 1/10/00*   From 1/10/00*   From 1/10/00*
                                                to 12/31/00     to 12/31/00     to 12/31/00     to 12/31/00     to 12/31/00
                                               -------------   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss).............    $  4,502       $    10,710      $    971        $   (520)       $   (594)
    Net realized gain (loss).................         205                --        10,278          16,343           8,418
    Net unrealized gain (loss)...............       2,866                --       (33,817)        (95,934)        (84,596)
                                                 --------       -----------      --------        --------        --------
    Net increase (decrease) in net assets
      from operations........................       7,573            10,710       (22,568)        (80,111)        (76,772)
                                                 --------       -----------      --------        --------        --------

  FROM POLICY TRANSACTIONS:
    Net premiums.............................      15,391         3,030,146        57,761         321,414         256,406
    Terminations.............................          --                --            --         (12,273)        (28,035)
    Insurance and other charges..............      (7,786)          (49,651)      (11,260)        (18,848)        (19,389)
    Transfers between sub-accounts (including
      fixed
      account), net..........................      90,352        (2,671,239)      206,473         515,735         258,317
    Other transfers from (to) the General
      Account................................          10               466          (263)             77            (379)
    Net increase (decrease) in investment by
      Sponsor................................        (194)             (118)          (52)            124             (38)
                                                 --------       -----------      --------        --------        --------
    Net increase (decrease) in net assets
      from
      policy transactions....................      97,773           309,604       252,659         806,229         466,882
                                                 --------       -----------      --------        --------        --------
    Net increase (decrease) in net assets....     105,346           320,314       230,091         726,118         390,110

NET ASSETS:
  Beginning of year..........................          --                --            --              --              --
                                                 --------       -----------      --------        --------        --------
  End of year................................    $105,346       $   320,314      $230,091        $726,118        $390,110
                                                 ========       ===========      ========        ========        ========

                                                  Select
                                                  Growth          Select          Select          Select
                                                    and            Value       International      Capital
                                                  Income        Opportunity       Equity       Appreciation
                                                  Period          Period          Period          Period
                                               From 1/10/00*   From 1/10/00*   From 1/10/00*   From 1/10/00*
                                                to 12/31/00     to 12/31/00     to 12/31/00     to 12/31/00
                                               -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss).............    $    807        $    (36)       $    259        $   (400)
    Net realized gain (loss).................      28,364           1,890           2,046             710
    Net unrealized gain (loss)...............     (50,152)         20,453         (25,020)         (6,798)
                                                 --------        --------        --------        --------
    Net increase (decrease) in net assets
      from operations........................     (20,981)         22,307         (22,715)         (6,488)
                                                 --------        --------        --------        --------
  FROM POLICY TRANSACTIONS:
    Net premiums.............................      26,383         103,096          99,899         109,061
    Terminations.............................          --         (17,647)         (9,458)        (10,501)
    Insurance and other charges..............      (9,344)         (7,486)        (12,956)        (10,903)
    Transfers between sub-accounts (including
      fixed
      account), net..........................     223,675          62,156         226,905         135,671
    Other transfers from (to) the General
      Account................................          27             (33)            616               9
    Net increase (decrease) in investment by
      Sponsor................................         (39)           (444)            (32)           (156)
                                                 --------        --------        --------        --------
    Net increase (decrease) in net assets
      from
      policy transactions....................     240,702         139,642         304,974         223,181
                                                 --------        --------        --------        --------
    Net increase (decrease) in net assets....     219,721         161,949         282,259         216,693
NET ASSETS:
  Beginning of year..........................          --              --              --              --
                                                 --------        --------        --------        --------
  End of year................................    $219,721        $161,949        $282,259        $216,693
                                                 ========        ========        ========        ========

* Date of initial investment.

(a) Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                         ALLMERICA SEPARATE ACCOUNT IMO
                STATEMENTS OF CHANGES IN NET ASSETS (Continued)

                                                  Select          Select
                                                 Emerging        Strategic     Fidelity VIP    Fidelity VIP    Fidelity VIP
                                                  Markets         Growth        High Income    Equity-Income      Growth
                                                  Period          Period          Period          Period          Period
                                               From 1/10/00*   From 1/10/00*   From 1/10/00*   From 1/10/00*   From 1/10/00*
                                                to 12/31/00     to 12/31/00     to 12/31/00     to 12/31/00     to 12/31/00
                                               -------------   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss).............    $   (228)       $   (142)       $   (372)       $      7        $   (384)
    Net realized gain (loss).................      (1,948)          2,118          (1,028)            233            (331)
    Net unrealized gain (loss)...............     (63,709)        (32,990)        (26,046)          5,854         (38,154)
                                                 --------        --------        --------        --------        --------
    Net Increase (decrease) in net assets
      from operations........................     (65,885)        (31,014)        (27,446)          6,094         (38,869)
                                                 --------        --------        --------        --------        --------

  FROM POLICY TRANSACTIONS:
    Net premiums.............................      99,350          13,500          18,210           9,163          77,259
    Terminations.............................      (7,962)             --              --              --              --
    Insurance and other charges..............      (8,833)         (3,363)        (10,080)         (1,883)        (11,389)
    Transfers between sub-accounts (including
      fixed
      account), net..........................     120,023          87,278         140,515          98,305         230,584
    Other transfers from (to) the General
      Account................................         813            (773)            (54)             --            (138)
    Net increase (decrease) in investment by
      Sponsor................................         351           2,000             132            (163)           (104)
                                                 --------        --------        --------        --------        --------
    Net increase (decrease) in net assets
      from
      policy transactions....................     203,742          98,642         148,723         105,422         296,212
                                                 --------        --------        --------        --------        --------
    Net increase (decrease) in net assets....     137,857          67,628         121,277         111,516         257,343

NET ASSETS:
  Beginning of year..........................          --              --              --              --              --
                                                 --------        --------        --------        --------        --------
  End of year................................    $137,857        $ 67,628        $121,277        $111,516        $257,343
                                                 ========        ========        ========        ========        ========

                                                                                T. Rowe Price
                                                   Janus           Kemper       International
                                                Aspen Growth     Technology         Stock
                                               Service Shares      Growth          Period
                                                   Period          Period           From
                                                From 5/1/00*    From 5/1/00*      1/10/00*
                                                to 12/31/00      to 12/31/00     to 12/31/00
                                               --------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss).............     $    871        $   (151)       $    768
    Net realized gain (loss).................        2,098            (624)          2,364
    Net unrealized gain (loss)...............      (15,050)        (32,499)        (26,640)
                                                  --------        --------        --------
    Net Increase (decrease) in net assets
      from operations........................      (12,081)        (33,274)        (23,508)
                                                  --------        --------        --------
  FROM POLICY TRANSACTIONS:
    Net premiums.............................       26,707          29,646          81,847
    Terminations.............................           --              --          (9,044)
    Insurance and other charges..............       (5,696)         (5,470)         (7,596)
    Transfers between sub-accounts (including
      fixed
      account), net..........................       77,351          99,912         116,269
    Other transfers from (to) the General
      Account................................          (47)            (62)             11
    Net increase (decrease) in investment by
      Sponsor................................          239             384              87
                                                  --------        --------        --------
    Net increase (decrease) in net assets
      from
      policy transactions....................       98,554         124,410         181,574
                                                  --------        --------        --------
    Net increase (decrease) in net assets....       86,473          91,136         158,066
NET ASSETS:
  Beginning of year..........................           --              --              --
                                                  --------        --------        --------
  End of year................................     $ 86,473        $ 91,136        $158,066
                                                  ========        ========        ========

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                         ALLMERICA SEPARATE ACCOUNT IMO
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

    The Separate Account IMO (IMO) is a separate investment account of Allmerica Financial Life Insurance and Annuity Company (the Company), established on January 10, 2000, for the purpose of separating from the general assets of the Company those assets used to fund the variable portion of certain flexible premium variable life insurance policies issued by the Company. The Company is a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company (First Allmerica). First Allmerica is a wholly owned subsidiary of Allmerica Financial Corporation (AFC). Under applicable insurance law, the assets and liabilities of IMO are clearly identified and distinguished from the other assets and liabilities of the Company. IMO cannot be charged with liabilities arising out of any other business of the Company.

    IMO is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). IMO currently offers seventeen Sub-Accounts. Each Sub-Account invests exclusively in a corresponding investment portfolio of the Allmerica Investment Trust (AIT) managed by Allmerica Financial Investment Management Services, Inc. (AFIMS), a wholly-owned subsidiary of the Company; or of the Fidelity Variable Insurance Products Fund (Fidelity VIP), managed by Fidelity Management & Research Company (FMR); or of the T. Rowe Price International Series, Inc. (T. Rowe Price) managed by Rowe Price-Fleming International, Inc.; or of Kemper Variable Series (KVS) managed by Scudder Kemper Investments, Inc. (Scudder Kemper); or of Janus Aspen Series (Janus) managed by Janus Capital. AIT, Fidelity VIP, T. Rowe Price, KVS and Janus (the Funds) are open-end, diversified management investment companies registered under the 1940 Act.

    Effective May 1, 2000, AIT Investment Grade Income Fund was renamed Select Investment Grade Income Fund.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

    The following is a summary of significant accounting policies followed by Separate Account IMO in the preparation of its financial statements.

    INVESTMENTS -- Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Funds. Realized gains and losses on securities sold are determined using the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Funds at net asset value.

    FEDERAL INCOME TAXES -- The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code (the Code) and files a consolidated federal income tax return with First Allmerica. The Company anticipates no tax liability resulting from the operations of IMO. Therefore, no provision for income taxes has been charged against IMO.

                         ALLMERICA SEPARATE ACCOUNT IMO
                   NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 3 -- INVESTMENTS

    The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Funds at December 31, 2000 were as follows:

                                                              Portfolio Information
                                                        ---------------------------------
                                                                                Net Asset
                                                        Number of   Aggregate     Value
Investment Portfolio                                     Shares       Cost      Per Share
--------------------                                    ---------   ---------   ---------
Select Investment Grade Income (a)....................    97,003    $102,480     $ 1.086
Money Market..........................................   320,314     320,314       1.000
Equity Index..........................................    69,746     263,908       3.299
Select Aggressive Growth..............................   342,994     822,052       2.117
Select Growth.........................................   176,202     474,706       2.214
Select Growth and Income..............................   153,866     269,873       1.428
Select Value Opportunity..............................    82,711     141,495       1.958
Select International Equity...........................   158,394     307,279       1.782
Select Capital Appreciation...........................   102,117     223,491       2.122
Select Emerging Markets...............................   174,724     201,566       0.789
Select Strategic Growth...............................    99,017     100,618       0.683
Fidelity VIP High Income..............................    14,826     147,323       8.180
Fidelity VIP Equity-Income............................     4,370     105,662      25.520
Fidelity VIP Growth...................................     5,896     295,497      43.650
Janus Aspen Growth Service Shares.....................     3,280     101,523      26.360
Kemper Technology Growth..............................    65,699     123,635       1.387
T. Rowe Price International Stock.....................    10,489     184,706      15.070

(a) Name changed. See Note 1.

NOTE 4 -- RELATED PARTY TRANSACTIONS

    On each monthly processing date, a monthly charge is deducted from the policy value to compensate the Company for the cost of insurance, which varies by policy and the cost of any additional benefits provided by Rider. The policyowner may instruct the Company to deduct this monthly charge from a specific Sub-Account, but if not so specified, it will be deducted on a pro-rata basis of allocation which is the same proportion that the policy value in the General Account of the Company and in each Sub-Account bear to the total policy value. The Company also takes a monthly deduction of $7.50 for administrative charges, and a charge for each $1,000 of the policy's face amount, that varies by policy for expense reimbursement related to underwriting and acquisition costs.

    The Company makes a charge of .35% of the policy value in each Sub-Account for the first 10 policy years and an annual rate of .05% for policy year 11 and later. The charge is based on the policy value in the Sub-Accounts as of the prior monthly processing date. The Company may increase this charge, subject to state and federal law, to an annual rate of .60% of the policy value in each Sub-Account for the first 10 policy years and an annual rate of .30% for policy year 11 and later. The charge will continue to be assessed after the final payment date.

                         ALLMERICA SEPARATE ACCOUNT IMO
                   NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 4 -- RELATED PARTY TRANSACTIONS (Continued)

    Allmerica Investments, Inc., (Allmerica Investments), a wholly-owned subsidiary of the Company, is principal underwriter and general distributor of IMO, and does not receive any compensation for sales of IMO policies. Commissions are paid to registered representatives of Allmerica Investments and certain independent broker-dealers by the Company. The current series of policies have a contingent surrender charge that applies to a full surrender or decrease in face amount of the policy within ten years of issue date or increase in face amount.

NOTE 5 -- DIVERSIFICATION REQUIREMENTS

    Under the provisions of Section 817(h) of the Code, a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance policy for federal income tax purposes for any year for which the investments of the segregated asset account on which the policy is based are not adequately diversified. The Code provides that the adequately diversified requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of The Treasury.

    The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that IMO satisfies the current requirements of the regulations, and it intends that IMO will continue to meet such requirements.

NOTE 6 -- PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of shares of the Funds by IMO during the year ended December 31, 2000 were as follows:

Investment Portfolio                                          Purchases      Sales
--------------------                                          ----------   ----------
Select Investment Grade Income (a)..........................  $  112,088   $    9,813
Money Market................................................   2,903,233    2,582,919
Equity Index................................................     287,678       22,443
Select Aggressive Growth....................................     861,425       31,625
Select Growth...............................................     537,907       54,874
Select Growth and Income....................................     286,479       15,110
Select Value Opportunity....................................     165,266       25,285
Select International Equity.................................     332,995       23,071
Select Capital Appreciation.................................     256,231       31,579
Select Emerging Markets.....................................     224,636       17,552
Select Strategic Growth.....................................     108,618        7,645
Fidelity VIP High Income....................................     161,834       13,483
Fidelity VIP Equity-Income..................................     108,673        3,117
Fidelity VIP Growth.........................................     307,745       11,700
Janus Aspen Growth Service Shares...........................     108,168        6,232
Kemper Technology Growth....................................     131,189        6,930
T. Rowe Price International Stock...........................     202,974       15,863
                                                              ----------   ----------
                                                              $7,097,139   $2,879,241
                                                              ==========   ==========

(a) Name changed. See Note 1.

                         ALLMERICA SEPARATE ACCOUNT IMO
                   NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 7 -- ACCOUNTING PRONOUNCEMENTS

    In November of 2000, a revised American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide, Audits of Investment Companies, was issued and effective for fiscal years beginning after December 15, 2000. The impact of this guide is not considered to be significant.

PART II


UNDERTAKINGS AND REPRESENTATIONS


UNDERTAKINGS TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission ("SEC") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the SEC heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

Article VIII of Registrant's Bylaws provides: Each Director and each Officer of the Corporation, whether or not in office, (and his executors or administrators), shall be indemnified or reimbursed by the Corporation against all expenses actually and necessarily incurred by him in the defense or reasonable settlement of any action, suit, or proceeding in which he is made a party by reason of his being or having been a Director or Officer of the Corporation, including any sums paid in settlement or to discharge judgment, except in relation to matters as to which he shall be finally adjudged in such action, suit, or proceeding to be liable for negligence or misconduct in the performance of his duties as such Director or Officer; and the foregoing right of indemnification or reimbursement shall not affect any other rights to which he may be entitled under the Articles of Incorporation, any statute, bylaw, agreement, vote of stockholders, or otherwise.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public Policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public Policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

REPRESENTATIONS PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF1940

The Company hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                     CONTENTS OF THE REGISTRATION STATEMENT

This registration statement amendment comprises the following papers and documents:

The facing sheet
Cross-reference to items required by Form N-8B-2
The prospectus consisting of ___ pages
The undertaking to file reports
The undertaking pursuant to Rule 484 under the 1933 Act
Representations pursuant to Section 26(e) of the 1940 Act.
The signatures
Written consents of the following persons:

     1.  Actuarial Consent
     2.  Opinion of Counsel
     3.  Consent of Independent Accountants

The following exhibits:

     1. Exhibit 1 (Exhibits required by paragraph A of the instructions to Form N-8B-2)

          (1) Certified copy of Resolutions of the Board of Directors of the Company dated June 13, 1996 authorizing the establishment of the Separate Account IMO was previously filed on August 10, 1999 in the Registrant's Initial Registration Statement of Separate Account IMO, and is incorporated by reference herein.

          (2)  Not Applicable.

          (3) (a) Underwriting and Administrative Services Agreement between the Company and Allmerica Investments, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 (Registration Statement No. 33-57792), and is incorporated by reference herein.

               (b) Registered Representatives/Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 (Registration Statement No. 33-57792), and is incorporated by reference herein.

               (c) Sales Agreements with broker-dealers were previously filed on April 16, 1998 in Post-Effective Amendment No. 12 (Registration Statement No. 33-57792), and are incorporated by reference herein.

               (d) Commission Schedule was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 (Registration Statement No. 33-57792), and is incorporated by reference herein.

               (e) General Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 (Registration Statement No. 33-57792), and is incorporated by reference herein.

               (f) Career Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 (Registration Statement No. 33-57792), and is incorporated by reference herein.

          (4)  Not Applicable.

          (5) (a) IMO Survivorship Policy was previously filed on July 28, 2000 in Pre-Effective Amendment No. 1 to this Registration Statement, and is incorporated by reference herein.

               (b)  Waiver of Payment Rider;

               (c)  Option To Accelerate Death Benefit (Living Benefits Rider);

               (d)  Term Insurance Rider;

               (e)  Other Insured Term Insurance Rider; and

               (f) Guaranteed Death Benefit Rider were previously filed on August 10, 1999 in Registrant's Initial Registration Statement of Separate Account IMO, and are incorporated by reference herein.

               (g) Exchange Option Rider was previously filed on July 28, 2000 in Pre-Effective Amendment No. 1 to this Registration Statement, and is incorporated by reference herein.

          (6) Articles of Incorporation and Bylaws, as amended of the Company, effective as of October 1, 1995 were previously filed on September 29, 1995 in Post-Effective Amendment No. 5 Registration Statement No. 33-57792), and are incorporated by reference herein.

          (7)  Not Applicable.

          (8) (a) Amendment dated March 15, 2001 to the Allmerica Investment Trust Participation Agreement was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration Statement No. 333-84879/811-09529, and is incorporated by reference herein. Participation Agreement between the Company and Allmerica Investment Trust dated March 22, 2000 was previously filed on July 28, 2000 in Pre-Effective Amendment No. 1 to this Registration Statement, and is incorporated by reference herein.

               (b) Form of Amendment #6 dated May 1, 2001 to the AIM Participation Agreement was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration Statement No. 333-84879/811-09529, and is incorporated by reference herein. Participation Agreement between the Company and AIM Variable Insurance Funds was previously filed on March 20, 2000 in Pre-Effective Amendment No. 1 to Registration Statement No. 333-93031/811-09631, and is incorporated by reference herein.

               (c) Form of Amendment dated May 1, 2001 to the Amended and Restated Participation Agreement, Merger and Consolidated Agreement, and Amended and Restated Participation Agreement between the Company and Alliance Variable Products Series Fund, Inc. dated August 1, 2000 were previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration Statement No. 333-84879/811-09529, and are incorporated by reference herein.

               (d) Participation Agreement between the Company and Deutsche Asset Management VIT Funds (formerly Banker's Trust) dated March 7, 2000 was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration Statement No. 333-84879/811-09529, and is incorporated by reference herein.

               (e) Amendment dated October 1, 2000 to the Variable Insurance Products Fund Participation Agreement was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration Statement No. 333-84879/811-09529, and is incorporated by reference herein. Amendment dated
                    March 29, 2000 and Amendment dated November 13, 1998 to the Variable

                    Insurance Products Fund Participation Agreement was previously filed on July 28, 2000 in Pre-Effective Amendment No. 1 of this Registration Statement, and is incorporated by reference herein. Participation Agreement with Variable Insurance Products Fund, as amended, was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 (Registration Statement No. 33-57792), and is incorporated by reference herein.

               (f) Form of Amendment dated May 1, 2001 to the Variable Insurance Products Fund II Participation Agreement was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration Statement No. 333-84879/811-09529, and is incorporated by reference herein. Amendment dated March 29, 2000 and Amendment dated November 13, 1998 to the Variable Insurance Products Fund II Participation Agreement was previously filed on April 12, 2000 in Post-Effective Amendment No. 14 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein. Participation Agreement with Variable Insurance Products Fund II, as amended, was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 (Registration Statement No. 33-57792), and is incorporated by reference herein.

               (g) Form of Amendment dated May 1, 2001 and Participation Agreement with Variable Insurance Products Fund III were previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration Statement No. 333-84879/811-09529, and are incorporated by reference herein.

               (h) Form of Amendment dated May 1, 2001 to the Franklin Templeton Participation Agreement was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration Statement No. 333-84879/811-09529, and is incorporated by reference herein. Franklin Templeton Participation Agreement was previously filed on March 20, 2000 in Pre-Effective Amendment No. 1 to Registration Statement No. 333-93031/811-09631, and is incorporated by reference herein.

               (i) Form of Amendment dated May 1, 2001 to the Participation Agreement between the Company and INVESCO Variable Investment Funds, Inc. was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration Statement No. 333-84879/811-09529, and are incorporated by reference herein. Participation Agreement with INVESCO was previously filed on April 21, 2000 in Post-Effective Amendment No. 1 of Registration Statement
                    No. 333-87099/811-6293 and is incorporated by reference herein.

               (j) Participation Agreement between the Company and Janus was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration Statement No. 333-84879/811-09529, and is incorporated by reference herein. Form of Janus Participation was previously filed on July 28, 2000 in Pre-Effective Amendment No. 1 to this Registration Statement, and is incorporated by reference herein.

               (k) Amendment dated October 24, 2000 to the Participation Agreement between the Company and Pioneer Variable Contracts Trust were previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration Statement No. 333-84879/811-09529, and are incorporated by reference herein. Participation Agreement with Pioneer was previously filed on April 24, 1998 in Post-Effective Amendment No. 9 of Registration Statement
                    No. 33-85916/811-8848, and is incorporated by reference herein.

               (l) Amendment to Participation Agreement dated October 1, 2000 with Scudder Investments, Inc. and Scudder Distributors was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration Statement No. 333-84879/811-09529, and is incorporated by reference herein. Form of Amendment to the Kemper Participation Agreement was previously filed on July 28, 2000 in Pre-Effective Amendment No. 1 to this Registration Statement, and is incorporated by reference herein. Participation Agreement with Kemper was previously filed on November 6, 1996 in Pre-Effective Amendment No. 1 (Registration Statement No. No. 333-00965/811-7767), and is incorporated by reference herein.

               (m) Amendment to Schedule A dated December 14, 2000 of Participation Agreement with T. Rowe Price International Series, Inc. was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration Statement No. 333-84879/811-09529, and is incorporated by reference herein. Participation Agreement with T. Rowe Price International Series, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 (Registration Statement No. 33-57792), and is incorporated by reference herein.

               (n) Fidelity Service Agreement, effective as of November 1, 1995, was previously filed on April 30, 1996 in Post-Effective Amendment No. 6 (Registration Statement No. 33-57792), and is incorporated by reference herein.

               (o) An Amendment to the Fidelity Service Agreement, effective as of January 1, 1997, was previously filed on April 30, 1997 in Post-Effective Amendment No. 9 (Registration Statement No. 33-57792), and is incorporated by reference herein.

               (p) Fidelity Service Contract, effective as of January 1, 1997, was previously filed in Post-Effective Amendment No. 9 (Registration Statement No. 33-57792), and is incorporated by reference herein.

               (q) Service Agreement with Rowe Price-Fleming International, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 (Registration Statement No. 33-57792), and is incorporated by reference herein.

               (r) Form of Amendment dated May 1, 2001 to the Delaware Group Premium Fund Participation Agreement was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration Statement No. 333-84879/811-09529 and is incorporated by reference herein. Amendment dated
                    March 29, 2000 to the Delaware Group Premium Fund Participation Agreement was previously filed on April 12, 2000 in Post-Effective Amendment No. 14 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein. Participation Agreement with Delaware Group Premium Fund, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment
                    No. 11, and is incorporated by reference herein.

          (9) (a) BFDS Agreements for lockbox and mailroom services were previously filed on April 16, 1998 in Post-Effective Amendment No. 12 (Registration Statement No. 33-57792), and are incorporated by reference herein.

               (b)  Directors' Power of Attorney is filed herewith.

          (10) Application was previously filed on July 28, 2000 in Pre-Effective Amendment No. 1 to this Registration Statement, and is incorporated by reference herein.

     2.   Policy and Policy riders are included in Exhibit 1 (5) above.

     3.   Opinion of Counsel is filed herewith.

     4.   Not Applicable.

     5.   Not Applicable.

     6.   Actuarial Consent is filed herewith.

     7.   Procedures Memorandum dated May, 1993 pursuant to
          Rule 6e-3(T)(b)(12)(iii) under the 1940 Act, which includes conversion procedures pursuant to Rule 6e-3(T)(b)(13)(v)(B), was previously filed on August 10, 1999 in Registrant's Initial Registration Statement of Separate Account IMO, and is incorporated by reference herein.

     8.   Consent of Independent Accountants is filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts, on the 2nd day of April, 2001.

                              SEPARATE ACCOUNT IMO
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                        By: /s/ Charles F. Cronin
                            --------------------------------
                            Charles F. Cronin, Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                       Title                             Date
----------                       -----                             ----

/s/ Warren E. Barnes             Vice President and Corporate      April 2, 2001
----------------------------     Controller
Warren E. Barnes

Edward J. Parry III*             Director, Vice President and
----------------------------     Chief Financial Officer

Richard M. Reilly*               Director, President and Chief
----------------------------     Executive Officer

John F. O'Brien*                 Director and Chairman of the
----------------------------     Board

Bruce C. Anderson*               Director and Vice President
----------------------------

Mark R. Colborn*                 Director and Vice President
----------------------------

John P. Kavanaugh*               Director, Vice President and
----------------------------     Chief Investment Officer

J. Kendall Huber*                Director, Vice President and
----------------------------     General Counsel

Robert P. Restrepo, Jr.*         Director
----------------------------

Eric A. Simonsen*                Director and Vice President
----------------------------

Gregory D. Tranter*              Director and Vice President
----------------------------

*Sheila B. St. Hilaire, by signing her name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Power of Attorney dated September 18, 2000 duly executed by such persons.

/s/ Sheila B. St. Hilaire
------------------------------------
Sheila B. St. Hilaire, Attorney-in-Fact
(333-90995)

                             FORM S-6 EXHIBIT TABLE

Exhibit 1(9)(b)       Directors' Power of Attorney

Exhibit 3             Opinion of Counsel

Exhibit 6             Actuarial Consent

Exhibit 8             Consent of Independent Accountants